(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Index

Identification
Capital Stock Breakdown	1
Earnings Distribution	2
Individual Financial Statements
Balance Sheet Assets	3
Balance Sheet Liabilities	4
Statement of Income	6
Statement of Comprehensive Income	7
Statement of Cash Flows	8
Statement of Changes in Shareholders' Equity
Statement of Changes in Shareholders' Equity - from 01/01/2015 to 06/30/2015	9
Statement of Changes in Shareholders' Equity - from 01/01/2014 to 06/30/2014	10
Statement of Added Value	11
Consolidated Financial Statements
Balance Sheet Assets	12
Balance Sheet Liabilities	13
Statement of Income	15
Statement of Comprehensive Income	16
Statement of Cash Flows	17
Statement of Changes in Shareholders' Equity
Statement of Changes in Shareholders' Equity - from 01/01/2015 to 06/30/2015	18
Statement of Changes in Shareholders' Equity - from 01/01/2014 to 06/30/2014	19
Statement of Added Value	20
Management Report	21
Explanatory Notes	57
Breakdown of the Capital by Owner	133
Declarations and Opinion
Independent Auditors' Report on Review of Quartely Financial Information	134
Opinion of the Audit Commitee	136
Statement of Executive Board on the Quartely Financial Information and Independent Auditor's Report on Review of Interim Financial Information	137

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Identification / Capital Stock Breakdown

Number of shares	Current Year
(Units)	06.30.15

Paid-in Capital
Common	872,473,246
Preferred	-
Total	872,473,246

Treasury Shares
Common	24,888,751
Preferred	-
Total	24,888,751

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Identification / Earnings Distribution

Identification/ Earnings distribution

Event	Approval	Corporate action	Begin payments	Type os shares	Earning per share
Executive Board Meeting	December 18, 2014	Interest on shareholders’ equity	February 13, 2015	Ordinary	0.43441
Executive Board Meeting	December 18, 2014	Dividend	February 13, 2015	Ordinary	0.09972
Executive Board Meeting	June 18, 2015	Interest on shareholders’ equity	August 14, 2015	Ordinary	0.50244

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – June 30, 2015 – BRF S.A.

Individual FS /Balance Sheet Assets

(in thousands of Brazilian Reais)

Account Code	Account Description	Current Year 06.30.15	Previous Year 12.31.14
1	Total Assets	34,121,518	34,498,283
1.01	Current Assets	12,230,511	13,853,499
1.01.01	Cash and Cash Equivalents	872,793	1,979,357
1.01.02	Marketable Securities	213,854	283,623
1.01.02.01	Financial Investments Evaluated at Fair Value	213,854	283,623
1.01.02.01.01	Held for Trading	213,854	283,623
1.01.03	Trade Accounts Receivable	3,846,056	4,833,222
1.01.03.01	Trade Accounts Receivable	3,669,289	4,663,193
1.01.03.02	Other Receivables	176,767	170,029
1.01.04	Inventories	2,443,142	2,204,822
1.01.05	Biological Assets	1,236,058	1,122,350
1.01.06	Recoverable Taxes	963,213	914,720
1.01.06.01	Current Recoverable Taxes	963,213	914,720
1.01.08	Other Current Assets	2,655,395	2,515,405
1.01.08.02	Assets of Discontinued Operations	1,786,725	1,957,565
1.01.08.02.01	Assets of Discontinued Operations and Held for Sale	1,786,725	1,957,565
1.01.08.03	Other	868,670	557,840
1.01.08.03.01	Interest on Shareholders' Equity Receivable	3,121	13,369
1.01.08.03.02	Derivatives	396,701	42,922
1.01.08.03.04	Accounts Receivable from Disposal of Equity Interest	77,524	42,516
1.01.08.03.05	Other	391,324	459,033
1.02	Non-current Assets	21,891,007	20,644,784
1.02.01	Non-current Assets	3,542,087	3,775,356
1.02.01.02	Marketable Securities Valued at Amortized Cost	65,791	62,104
1.02.01.02.01	Held to Maturity	65,791	62,104
1.02.01.03	Trade Accounts Receivable	231,888	343,301
1.02.01.03.01	Trade Accounts Receivable	6,354	6,486
1.02.01.03.02	Other Receivables	225,534	336,815
1.02.01.05	Biological Assets	706,346	681,823
1.02.01.06	Deferred Taxes	765,398	751,932
1.02.01.06.01	Deferred Income Tax and Social Contribution	765,398	751,932
1.02.01.09	Other Non-current Assets	1,772,664	1,936,196
1.02.01.09.03	Judicial Deposits	664,376	612,286
1.02.01.09.04	Recoverable Taxes	735,856	898,174
1.02.01.09.06	Accounts Receivable from Disposal of Equity Interest	94,929	152,965
1.02.01.09.07	Restricted Cash	127,113	115,179
1.02.01.09.08	Other	150,390	157,592
1.02.02	Investments	5,322,248	3,999,729
1.02.02.01	Investments	5,322,248	3,999,729
1.02.02.01.01	Equity in Associates	313,366	378,143
1.02.02.01.02	Interest on Wholly-owned Subsidiaries	5,007,775	3,620,737
1.02.02.01.04	Other	1,107	849
1.02.03	Property, Plant and Equipment, Net	9,566,067	9,424,609
1.02.03.01	Property, Plant and Equipment in Operation	8,916,003	8,823,688
1.02.03.02	Property, Plant and Equipment Leased	133,847	143,144
1.02.03.03	Property, Plant and Equipment in Progress	516,217	457,777
1.02.04	Intangible	3,460,605	3,445,090
1.02.04.01	Intangible	3,460,605	3,445,090
1.02.04.01.02	Software	146,622	138,788
1.02.04.01.03	Trademarks	1,173,000	1,173,000
1.02.04.01.04	Other	11,132	12,052
1.02.04.01.05	Goodwill	2,096,587	2,096,587
1.02.04.01.06	Software Leased	33,264	24,663

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – June 30, 2015 – BRF S.A.

Individual FS /Balance Sheet Liabilities

(in thousands of Brazilian Reais)

Account Code	Account Description	Current Year 06.30.15	Previous Year 12.31.14
2	Total Liabilities	34,121,518	34,498,283
2.01	Current Liabilities	8,530,615	8,783,209
2.01.01	Social and Labor Obligations	95,599	103,788
2.01.01.01	Social Obligations	20,653	9,670
2.01.01.02	Labor Obligations	74,946	94,118
2.01.02	Trade Accounts Payable	4,273,843	3,591,980
2.01.02.01	Domestic Suppliers	3,485,863	3,019,809
2.01.02.02	Foreign Suppliers	787,980	572,171
2.01.03	Tax Obligations	189,564	216,256
2.01.03.01	Federal Tax Obligations	73,385	76,770
2.01.03.01.02	Other Federal	73,385	76,770
2.01.03.02	State Tax Obligations	113,185	136,617
2.01.03.03	Municipal Tax Obligations	2,994	2,869
2.01.04	Short Term Debts	1,886,657	2,601,022
2.01.04.01	Short Term Debts	1,886,657	2,601,022
2.01.04.01.01	Local Currency	1,839,730	2,541,361
2.01.04.01.02	Foreign Currency	46,927	59,661
2.01.05	Other Obligations	1,188,559	1,197,862
2.01.05.01	Liabilities with Related Parties	112,085	16,403
2.01.05.01.04	Other Liabilities with Related Parties	112,085	16,403
2.01.05.02	Other	1,076,474	1,181,459
2.01.05.02.01	Dividends and Interest on Shareholders' Equity Payable	387,129	430,909
2.01.05.02.04	Derivatives	361,423	216,057
2.01.05.02.05	Management and Employees Profit Sharing	160,573	374,575
2.01.05.02.07	Other Obligations	167,349	159,918
2.01.06	Provisions	672,017	564,037
2.01.06.01	Tax, Social Security, Labor and Civil Risk Provisions	231,185	233,636
2.01.06.01.01	Tax Risk Provisions	37,824	34,545
2.01.06.01.02	Social Security and Labor Risk Provisions	146,945	152,880
2.01.06.01.04	Civil Risk Provisions	46,416	46,211
2.01.06.02	Other Provisons	440,832	330,401
2.01.06.02.04	Vacations & Christmas Bonuses Provisions	384,736	274,305
2.01.06.02.05	Employee Benefits Provisions	56,096	56,096
2.01.07	Liabilities of Discontinued Operations	224,376	508,264
2.01.07.01	Liabilities of Discontinued Operations	224,376	508,264
2.02	Non-current Liabilities	11,062,492	10,124,597
2.02.01	Long-term Debt	8,140,132	7,429,599
2.02.01.01	Long-term Debt	8,140,132	7,429,599
2.02.01.01.01	Local Currency	1,221,868	1,451,783
2.02.01.01.02	Foreign Currency	6,918,264	5,977,816
2.02.02	Other Obligations	1,713,234	1,517,578
2.02.02.01	Liabilities with Related Parties	956,976	816,598
2.02.02.01.04	Other Liabilities with Related Parties	956,976	816,598
2.02.02.02	Other	756,258	700,980
2.02.02.02.06	Other Obligations	756,258	700,980
2.02.04	Provisions	1,209,126	1,177,420
2.02.04.01	Tax, Social Security, Labor and Civil Risk Provisions	941,664	919,446
2.02.04.01.01	Tax Risk Provisions	198,638	209,838
2.02.04.01.02	Social Security and Labor Risk Provisions	194,889	162,377
2.02.04.01.04	Civil Risk Provision	12,031	11,125
2.02.04.01.05	Contingent Liability	536,106	536,106
2.02.04.02	Other Provisons	267,462	257,974
2.02.04.02.04	Employee Benefits Provisions	267,462	257,974

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – June 30, 2015 – BRF S.A.

Individual FS /Balance Sheet Liabilities

(in thousands of Brazilian Reais)

Account Code	Account Description	Current Year 06.30.15	Previous Year 12.31.14
2.03	Shareholders' Equity	14,528,411	15,590,477
2.03.01	Paid-in Capital	12,460,471	12,460,471
2.03.02	Capital Reserves	(1,598,580)	(195,428)
2.03.02.01	Goodwill on the Shares Issuance	174,014	62,767
2.03.02.04	Granted Options	102,531	92,898
2.03.02.05	Treasury Shares	(1,557,071)	(304,874)
2.03.02.07	Gain on Disposal of Shares	(11,536)	1,198
2.03.02.08	Goodwill on Acquisition of Non-Controlling Entities	(47,417)	(47,417)
2.03.02.09	Acquisition of Non-Controlling Entities	(259,101)	-
2.03.04	Profit Reserves	3,999,912	3,945,825
2.03.04.01	Legal Reserves	384,619	384,619
2.03.04.02	Statutory Reserves	3,175,684	3,175,684
2.03.04.07	Tax Incentives Reserve	439,609	385,522
2.03.05	Accumulated Earnings	339,067	-
2.03.08	Other Comprehensive Income	(672,459)	(620,391)
2.03.08.01	Derivative Financial Intruments	(639,218)	(448,752)
2.03.08.02	Financial Instruments (Available for Sale)	860	(17,296)
2.03.08.03	Cumulative Translation Adjustments of Foreign Currency	(41,327)	(152,595)
2.03.08.04	Actuarial Losses	7,226	(1,748)

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – June 30, 2015 – BRF S.A.

Individual FS / Statement of Income

(in thousands of Brazilian Reais)

Account Code	Account Description	Accumulated Current Year 01.01.15 to 06.30.15	Accumulated Previous Year 01.01.14 to 06.30.14
3.01	Net Sales	12,587,115	12,170,591
3.02	Cost of Goods Sold	(9,343,238)	(9,280,645)
3.03	Gross Profit	3,243,877	2,889,946
3.04	Operating (Expenses) Income	(1,201,727)	(2,074,333)
3.04.01	Selling	(1,879,969)	(1,750,254)
3.04.02	General and Administrative	(135,822)	(140,769)
3.04.04	Other Operating Income	28,518	156,677
3.04.05	Other Operating Expenses	(438,666)	(355,658)
3.04.06	Income from Associates and Joint Ventures	1,224,212	15,671
3.05	Income Before Financial and Tax Results	2,042,150	815,613
3.06	Financial Results	(1,116,522)	(173,449)
3.06.01	Financial Income	698,542	485,576
3.06.02	Financial Expenses	(1,815,064)	(659,025)
3.07	Income Before Taxes	925,628	642,164
3.08	Income and Social Contribution	(99,543)	(70,281)
3.08.01	Current	3,798	2,037
3.08.02	Deferred	(103,341)	(72,318)
3.09	Net Income from Continued Operations	826,085	571,883
3.10	Net Income from Discontinued Operations	(7,072)	10,634
3.10.01	Net Income/Loss of Discontinued Operations, Net	(7,072)	10,634
3.11	Net Income	819,013	582,517
3.99	Earnings per Share - (Brazilian Reais/Share)
3.99.01	Earnings per Share - Basic
3.99.01.01	ON	0.96036	0.66859
3.99.02	Earning per Share - Diluted
3.99.02.01	ON	0.95961	0.66827

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – June 30, 2015 – BRF S.A.

Individual FS / Statement of Comprehensive Income

(in thousands of Brazilian Reais)

Account Code	Account Description	Accumulated Current Year 01.01.15 to 06.30.15	Accumulated Previous Year 01.01.14 to 06.30.14
4.01	Net Income	819,013	582,517
4.02	Other Comprehensive Income	(52,068)	182,767
4.02.01	Gains (Losses) in Foreign Currency Translation Adjustments	111,268	(44,066)
4.02.02	Unrealized Gains (Losses) in Available for Sale Marketable Securities	18,223	8,903
4.02.03	Taxes on unrealized gains (losses) on investments on available for sale	(67)	(116)
4.02.04	Unrealized gains (losses) on cash flow hedge	(289,803)	321,264
4.02.05	Taxes on unrealized gains (losses) on cash flow hedge	99,337	(108,573)
4.02.06	Actuarial gains (losses) on pension and post-employment plans	13,596	8,112
4.02.07	Taxes on realized gains (losses) on pension post-employment plans	(4,622)	(2,757)
4.03	Comprehensive Income	766,945	765,284

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – June 30, 2015 – BRF S.A.

Individual FS / Statement of Cash Flow

(in thousands of Brazilian Reais)

Account Code	Account Description	Accumulated Current Year 01.01.15 to 06.30.15	Accumulated Previous Year 01.01.14 to 06.30.14
6.01	Net Cash Provided by Operating Activities	2,521,590	989,059
6.01.01	Cash from Operations	1,836,045	1,249,848
6.01.01.01	Net Income for the period	826,085	571,883
6.01.01.03	Depreciation and Amortization	593,517	555,985
6.01.01.04	Results on Disposals of Property, Plant and Equipments	16,840	(94,627)
6.01.01.06	Deferred Income Tax	103,341	72,318
6.01.01.07	Provision for Tax, Civil and Labor Risks	46,837	149,109
6.01.01.08	Other Provisions	193,608	19,173
6.01.01.09	Interest and Exchange Rate Variations	1,280,029	(8,322)
6.01.01.10	Equity Pick-Up	(1,224,212)	(15,671)
6.01.02	Changes in Operating Assets and Liabilities	657,238	(287,037)
6.01.02.01	Trade Accounts Receivable	1,168,798	(409,189)
6.01.02.02	Inventories	(19,268)	(7,895)
6.01.02.03	Trade Accounts Payable	387,228	418,704
6.01.02.04	Payment of Tax, Civil and Labor Risks Provisions	(81,394)	(123,821)
6.01.02.05	Others Rights and Obligations	9,968	22,294
6.01.02.06	Investment in Held for Trading Securities	(76,873)	(175,427)
6.01.02.07	Redemption of Held for Trading Securities	163,466	107,178
6.01.02.10	Other Financial Assets and Liabilities	(509,573)	4,272
6.01.02.11	Payment of Interest	(286,240)	(164,616)
6.01.02.13	Interest on Shareholders' Equity Received	14,834	28,441
6.01.02.14	Biological assets - Current	(113,708)	13,022
6.01.03	Other	28,307	26,248
6.01.03.01	Net Cash Provided by Operating Activities from Discontinued Operations	28,307	26,248
6.02	Net Cash Provided by Investing Activities	(912,271)	(539,348)
6.02.05	Restricted Cash Investments	(11,934)	(9,807)
6.02.06	Additions to Property, Plant and Equipment	(537,543)	(323,373)
6.02.07	Receivable from Disposals of Property, Plant and Equipment	60,996	73,862
6.02.08	Capital increase in subsidiaries	(93,825)	-
6.02.09	Additions to Intangible	(24,258)	(474)
6.02.10	Additions to Biological Assets - Non-current	(276,531)	(251,365)
6.02.11	Investments in associates and joint venturies	(869)	(1,943)
6.02.17	Net Cash Provided by Investing Activities from Discontinued Operations	(28,307)	(26,248)
6.03	Net Cash Provided by Financing Activities	(2,728,986)	1,192,767
6.03.01	Proceeds from Debt Issuance	2,448,788	2,434,936
6.03.02	Payment of Debt	(3,449,588)	(896,411)
6.03.03	Dividends and Interest on Shareholders' Equity Paid	(463,254)	(365,013)
6.03.06	Treasury Shares Acquisition	(1,292,293)	(50,278)
6.03.07	Treasury Shares Disposal	27,361	69,533
6.04	Exchange Rate Variation on Cash and Cash Equivalents	13,103	(6,548)
6.05	Decrease in Cash and Cash Equivalents	(1,106,564)	1,635,930
6.05.01	At the Beginning of the Period	1,979,357	905,176
6.05.02	At the End of the Period	872,793	2,541,106

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – June 30, 2015 – BRF S.A.

Individual FS / Statement of Changes in Shareholders’ Equity for the Period from 01/01/2015 to 06/30/2015

(in thousands of Brazilian Reais)

Account Code	Account Description	Capital Stock	Capital Reserves, Granted Options and Treasury Shares	Profit Reserves	Retained Earnings	Other Comprehensive Income	Shareholders' Equity
5.01	Balance at January 1, 2015	12,460,471	(195,428)	3,945,825	-	(620,391)	15,590,477
5.03	Opening Balance Adjusted	12,460,471	(195,428)	3,945,825	-	(620,391)	15,590,477
5.04	Share-based Payments	-	(1,403,152)	-	(425,859)	-	(1,829,011)
5.04.03	Options Granted	-	9,633	-	-	-	9,633
5.04.04	Treasury Shares Acquired	-	(1,292,293)	-	-	-	(1,292,293)
5.04.05	Treasury Shares Sold	-	40,096	-	-	-	40,096
5.04.07	Interest on Shareholders' Equity	-	-	-	(425,859)	-	(425,859)
5.04.08	Gain on Disposal of Shares	-	(12,735)	-	-	-	(12,735)
5.04.10	Valuation of shares	-	111,248	-	-	-	111,248
5.04.11	Acquisition of Non-Controlling Entities	-	(259,101)	-	-	-	(259,101)
5.04.12	Participation of Non-Controlling Shareholders'	-	-	-	-	-	-
5.05	Total Comprehensive Income	-	-	-	819,013	(52,068)	766,945
5.05.01	Net Income for the Period	-	-	-	819,013	-	819,013
5.05.02	Other Comprehensive Income	-	-	-	-	(52,068)	(52,068)
5.05.02.01	Financial Instruments Adjustments	-	-	-	-	(289,803)	(289,803)
5.05.02.02	Tax on Financial Instruments Adjustments	-	-	-	-	99,337	99,337
5.05.02.06	Unrealized Loss in Available for Sale Marketable Securities	-	-	-	-	18,156	18,156
5.05.02.08	Actuarial gains on pension and post-employment plans	-	-	-	-	8,974	8,974
5.05.02.09	Cumulative Translation Adjustments of Foreign Currency	-	-	-	-	111,268	111,268
5.06	Statements of Changes in Shareholders' Equity	-	-	54,087	(54,087)	-	-
5.06.08	Tax Incentives Reserve	-	-	54,087	(54,087)	-	-
5.07	Balance at June 30, 2015	12,460,471	(1,598,580)	3,999,912	339,067	(672,459)	14,528,411

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – June 30, 2015 – BRF S.A.

Individual FS / Statement of Changes in Shareholders’ Equity for the Period from 01/01/2014 to 06/30/2014

(in thousands of Brazilian Reais)

Account Code	Account Description	Capital Stock	Capital Reserves, Granted Options and Treasury Shares	Profit Reserves	Retained Earnings	Other Comprehensive Income	Shareholders' Equity
5.01	Balance at January 1, 2014	12,460,471	36,418	2,511,880	-	(353,698)	14,655,071
5.03	Opening Balance Adjusted	12,460,471	36,418	2,511,880	-	(353,698)	14,655,071
5.04	Share-based Payments	-	33,430	-	(361,000)	-	(327,570)
5.04.03	Options Granted	-	14,175	-	-	-	14,175
5.04.04	Treasury Shares Acquired	-	(50,278)	-	-	-	(50,278)
5.04.05	Treasury Shares Sold	-	83,336	-	-	-	83,336
5.04.07	Interest on Shareholders' Equity	-	-	-	(361,000)	-	(361,000)
5.04.08	Gain on Disposal of Shares	-	(13,803)	-	-	-	(13,803)
5.04.12	Participation of Non-Controlling Shareholders'	-	-	-	-	-	-
5.05	Total Comprehensive Income	-	-	-	582,517	182,767	765,284
5.05.01	Net Income for the Period	-	-	-	582,517	-	582,517
5.05.02	Other Comprehensive Income	-	-	-	-	182,767	182,767
5.05.02.01	Financial Instruments Adjustments	-	-	-	-	321,264	321,264
5.05.02.02	Tax on Financial Instruments Adjustments	-	-	-	-	(108,573)	(108,573)
5.05.02.06	Unrealized Gain in Available for Sale Marketable Securities	-	-	-	-	8,787	8,787
5.05.02.08	Actuarial gains on pension and post-employment plans	-	-	-	-	5,355	5,355
5.05.02.09	Cumulative Translation Adjustments of Foreign Currency	-	-	-	-	(44,066)	(44,066)
5.06	Statements of Changes in Shareholders' Equity	-	-	72,321	(72,321)	-	-
5.06.08	Tax Incentives Reserve	-	-	72,321	(72,321)	-	-
5.07	Balance at June 30, 2014	12,460,471	69,848	2,584,201	149,196	(170,931)	15,092,785

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – June 30, 2015 – BRF S.A.

Individual FS / Statement of Value Added

(in thousands of Brazilian Reais)

Account Code	Account Description	Accumulated Current Year 01.01.15 to 06.30.15	Accumulated Previous Year 01.01.14 to 06.30.14
7.01	Revenues	14,108,028	13,576,875
7.01.01	Sales of Goods, Products and Services	13,927,733	13,382,327
7.01.02	Other Income	(244,237)	(121,924)
7.01.03	Revenue Related to Construction of Own Assets	482,770	314,860
7.01.04	(Provision) Reversal for Doubtful Accounts Reversal	(58,238)	1,612
7.02	Raw Material Acquired from Third Parties	(9,081,731)	(8,988,212)
7.02.01	Costs of Products and Goods Sold	(7,340,441)	(7,448,492)
7.02.02	Materials, Energy, Third Parties Services and Other	(1,747,341)	(1,545,717)
7.02.03	Recovery (Loss) of Assets Values	6,051	5,997
7.03	Gross Added Value	5,026,297	4,588,663
7.04	Retentions	(593,517)	(555,985)
7.04.01	Depreciation, Amortization and Exhaustion	(593,517)	(555,985)
7.05	Net Added Value	4,432,780	4,032,678
7.06	Received from Third Parties	1,923,360	504,780
7.06.01	Equity Pick-Up	1,224,212	15,671
7.06.02	Financial Income	698,542	485,576
7.06.03	Other	606	3,533
7.07	Added Value to be Distributed	6,356,140	4,537,458
7.08	Distribution of Added Value	6,356,140	4,537,458
7.08.01	Payroll	1,951,083	1,715,081
7.08.01.01	Salaries	1,508,836	1,313,570
7.08.01.02	Benefits	341,059	309,643
7.08.01.03	Government Severance Indemnity Fund for Employees Guarantee Fund for Length of Service - FGTS	101,188	91,868
7.08.02	Taxes, Fees and Contributions	1,637,307	1,471,778
7.08.02.01	Federal	875,402	777,211
7.08.02.02	State	747,068	679,954
7.08.02.03	Municipal	14,837	14,613
7.08.03	Capital Remuneration from Third Parties	1,941,665	778,716
7.08.03.01	Interests	1,824,472	678,382
7.08.03.02	Rents	117,193	100,334
7.08.04	Interest on Own Capital	826,085	571,883
7.08.04.01	Interest on Shareholders' Equity	425,859	361,000
7.08.04.03	Retained Earnings	400,226	210,883

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – June 30, 2015 – BRF S.A.

Consolidated FS / Balance Sheet Assets

(in thousands of Brazilian Reais)

Account Code	Account Description	Current Year 06.30.15	Previous Year 12.31.14
1	Total Assets	36,183,583	36,103,735
1.01	Current Assets	17,176,132	17,488,245
1.01.01	Cash and Cash Equivalents	4,635,089	6,006,942
1.01.02	Marketable Securities	588,557	587,480
1.01.02.01	Financial Investments Evaluated at Fair Value	588,557	587,480
1.01.02.01.01	Held for Trading	291,365	283,623
1.01.02.01.02	Available for Sale	297,192	303,857
1.01.03	Trade Accounts Receivable	3,139,371	3,261,938
1.01.03.01	Trade Accounts Receivable	2,915,469	3,046,871
1.01.03.02	Other Receivables	223,902	215,067
1.01.04	Inventories	3,519,633	2,941,355
1.01.05	Biological Assets	1,246,190	1,130,580
1.01.06	Recoverable Taxes	1,081,805	1,009,076
1.01.06.01	Current Recoverable Taxes	1,081,805	1,009,076
1.01.08	Other Current Assets	2,965,487	2,550,874
1.01.08.02	Assets of Discontinued Operations	2,028,036	1,958,007
1.01.08.02.01	Assets of Discontinued Operations and Held for Sale	2,028,036	1,958,007
1.01.08.03	Other	937,451	592,867
1.01.08.03.01	Interest on Shareholders' Equity Receivable	-	10,248
1.01.08.03.02	Derivatives	396,723	43,101
1.01.08.03.04	Accounts Receivable from Disposal of Equity Interest	77,524	42,516
1.01.08.03.05	Other	463,204	497,002
1.02	Non-current Assets	19,007,451	18,615,490
1.02.01	Non-current Assets	3,566,047	3,789,075
1.02.01.02	Marketable Securities Evaluated at Amortized Cost	65,791	62,104
1.02.01.02.01	Held to Maturity	65,791	62,104
1.02.01.03	Trade Accounts Receivable	236,014	369,379
1.02.01.03.01	Trade Accounts Receivable	6,626	7,706
1.02.01.03.02	Other Receivables	229,388	361,673
1.02.01.05	Biological Assets	707,197	683,210
1.02.01.06	Deferred Taxes	753,564	714,015
1.02.01.06.01	Deferred Income Tax and Social Contribution	753,564	714,015
1.02.01.09	Other Non-current Assets	1,803,481	1,960,367
1.02.01.09.03	Judicial Deposits	670,161	615,719
1.02.01.09.04	Recoverable Taxes	756,319	912,082
1.02.01.09.06	Accounts Receivable from Disposal of Equity Interest	94,929	152,965
1.02.01.09.07	Restricted Cash	127,113	115,179
1.02.01.09.08	Other	154,959	164,422
1.02.02	Investments	446,505	438,423
1.02.02.01	Investments	446,505	438,423
1.02.02.01.01	Equity in Associates	444,966	437,070
1.02.02.01.04	Other	1,539	1,353
1.02.03	Property, Plant and Equipment, Net	10,260,622	10,059,349
1.02.03.01	Property, Plant and Equipment in Operation	9,522,449	9,308,459
1.02.03.02	Property, Plant and Equipment Leased	133,847	143,181
1.02.03.03	Property, Plant and Equipment in Progress	604,326	607,709
1.02.04	Intangible	4,734,277	4,328,643
1.02.04.01	Intangible	4,734,277	4,328,643
1.02.04.01.02	Software	178,787	165,969
1.02.04.01.03	Trademarks	1,275,187	1,267,888
1.02.04.01.04	Other	366,882	344,780
1.02.04.01.05	Goodwill	2,880,157	2,525,343
1.02.04.01.06	Software Leased	33,264	24,663

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – June 30, 2015 – BRF S.A.

Consolidated FS / Balance Sheet Liabilities

(in thousands of Brazilian Reais)

Account Code	Account Description	Current Year 06.30.15	Previous Year 12.31.14
2	Total Liabilities	36,183,583	36,103,735
2.01	Current Liabilities	9,730,545	9,569,126
2.01.01	Social and Labor Obligations	136,352	136,749
2.01.01.01	Social Obligations	39,374	23,403
2.01.01.02	Labor Obligations	96,978	113,346
2.01.02	Trade Accounts Payable	4,731,805	3,977,327
2.01.02.01	Domestic Suppliers	3,451,714	3,020,126
2.01.02.02	Foreign Suppliers	1,280,091	957,201
2.01.03	Tax Obligations	305,777	299,951
2.01.03.01	Federal Tax Obligations	132,205	121,533
2.01.03.01.01	Income Tax and Social Contribution Payable	47,229	35,754
2.01.03.01.02	Other Federal	84,976	85,779
2.01.03.02	State Tax Obligations	170,577	175,549
2.01.03.03	Municipal Tax Obligations	2,995	2,869
2.01.04	Short Term Debts	2,080,969	2,738,903
2.01.04.01	Short Term Debts	2,080,969	2,738,903
2.01.04.01.01	Local Currency	1,839,730	2,541,361
2.01.04.01.02	Foreign Currency	241,239	197,542
2.01.05	Other Obligations	1,245,376	1,318,553
2.01.05.02	Other	1,245,376	1,318,553
2.01.05.02.01	Dividends and Interest on Shareholders' Equity Payable	387,216	430,909
2.01.05.02.04	Derivatives	408,901	257,438
2.01.05.02.05	Management and Employees Profit Sharing	162,502	395,767
2.01.05.02.07	Other Obligations	286,757	234,439
2.01.06	Provisions	703,461	589,379
2.01.06.01	Tax, Social Security, Labor and Civil Risk Provisions	239,813	242,974
2.01.06.01.01	Tax Risk Provisions	39,301	35,894
2.01.06.01.02	Social Security and Labor Risk Provisions	154,096	160,869
2.01.06.01.04	Civil Risk Provisions	46,416	46,211
2.01.06.02	Other Provisons	463,648	346,405
2.01.06.02.04	Vacations and Christmas Bonuses Provisions	407,552	290,309
2.01.06.02.05	Employee Benefits Provisions	56,096	56,096
2.01.07	Liabilities of Discontinued Operations	526,805	508,264
2.01.07.01	Liabilities of Discontinued Operations	526,805	508,264
2.02	Non-current Liabilities	11,655,783	10,844,666
2.02.01	Long-term Debt	9,274,080	8,850,432
2.02.01.01	Long-term Debt	9,274,080	8,850,432
2.02.01.01.01	Local Currency	1,221,868	1,451,783
2.02.01.01.02	Foreign Currency	8,052,212	7,398,649
2.02.02	Other Obligations	1,037,194	703,317
2.02.02.02	Other	1,037,194	703,317
2.02.02.02.06	Other Obligations	1,037,194	703,317
2.02.03	Deferred Taxes	115,014	90,184
2.02.03.01	Deferred Income Tax and Social Contribution	115,014	90,184
2.02.04	Provisions	1,229,495	1,200,733
2.02.04.01	Tax, Social Security, Labor and Civil Risk Provisions	962,033	942,759
2.02.04.01.01	Tax Risk Provisions	199,843	216,483
2.02.04.01.02	Social Security and Labor Risk Provisions	207,591	169,555
2.02.04.01.04	Civil Risk Provision	12,056	11,148
2.02.04.01.05	Contingent Liabilities	542,543	545,573
2.02.04.02	Other Provisons	267,462	257,974
2.02.04.02.04	Employee Benefits Provisions	267,462	257,974

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – June 30, 2015 – BRF S.A.

Consolidated FS / Balance Sheet Liabilities

(in thousands of Brazilian Reais)

Account Code	Account Description	Current Year 06.30.15	Previous Year 12.31.14
2.03	Shareholders' Equity	14,797,255	15,689,943
2.03.01	Paid-in Capital	12,460,471	12,460,471
2.03.02	Capital Reserves	(1,598,580)	(195,428)
2.03.02.01	Goodwill on the Shares Issuance	174,014	62,767
2.03.02.04	Granted Options	102,531	92,898
2.03.02.05	Treasury Shares	(1,557,071)	(304,874)
2.03.02.07	Gain on Disposal of Shares	(11,536)	1,198
2.03.02.08	Goodwill on Acquisition of Non-Controlling Shareholders	(47,417)	(47,417)
2.03.02.09	Acquisition of Non-Controlling Shareholders	(259,101)	-
2.03.04	Profit Reserves	3,999,912	3,945,825
2.03.04.01	Legal Reserves	384,619	384,619
2.03.04.02	Statutory Reserves	3,175,684	3,175,684
2.03.04.07	Tax Incentives Reserve	439,609	385,522
2.03.05	Accumulated Earnings / Loss	339,067	-
2.03.08	Other Comprehensive Income	(672,459)	(620,391)
2.03.08.01	Derivative Financial Instruments	(639,218)	(448,752)
2.03.08.02	Financial Instrument (Available for Sale)	860	(17,296)
2.03.08.03	Cumulative Translation Adjustments of Foreign Currency	(41,327)	(152,595)
2.03.08.04	Actuarial Losses	7,226	(1,748)
2.03.09	Non-controlling Interest	268,844	99,466

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – June 30, 2015 – BRF S.A.

Consolidated FS / Statement of Income

(in thousands of Brazilian Reais)

Account Code	Account Description	Accumulated Current Year 01.01.15 to 06.30.15	Accumulated Previous Year 01.01.14 to 06.30.14
3.01	Net Sales	14,960,876	13,721,850
3.02	Cost of Goods Sold	(10,272,597)	(10,044,909)
3.03	Gross Profit	4,688,279	3,676,941
3.04	Operating (Expenses) Income	(2,989,558)	(2,437,699)
3.04.01	Selling	(2,237,959)	(2,028,684)
3.04.02	General and Administrative	(222,417)	(195,733)
3.04.04	Other Operating Income	45,109	193,406
3.04.05	Other Operating Expenses	(507,215)	(428,772)
3.04.06	Income from Associates and Joint Ventures	(67,076)	22,084
3.05	Income Before Financial and Tax Results	1,698,721	1,239,242
3.06	Financial Results	(764,171)	(590,326)
3.06.01	Financial Income	1,531,382	588,125
3.06.02	Financial Expenses	(2,295,553)	(1,178,451)
3.07	Income Before Taxes	934,550	648,916
3.08	Income and Social Contribution	(100,368)	(72,823)
3.08.01	Current	(9,744)	(16,552)
3.08.02	Deferred	(90,624)	(56,271)
3.09	Net Income from Continued Operations	834,182	576,093
3.10	Net Income from Discontinued Operations	(7,072)	10,634
3.10.01	Net Income/Loss of Discontinued Operations, Net	(7,072)	10,634
3.11	Net Income	827,110	586,727
3.11.01	Attributable to: Controlling Shareholders	819,013	582,517
3.11.02	Attributable to: Non-controlling Interest	8,097	4,210
3.99	Earnings per share - (Brazilian Reais/Share)
3.99.01	Earnings per Share - Basic
3.99.01.01	ON	0.96985	0.67342
3.99.02	Earning per Share - Diluted
3.99.02.01	ON	0.96909	0.67310

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – June 30, 2015 – BRF S.A.

Consolidated FS / Statement of Comprehensive Income

(in thousands of Brazilian Reais)

Account Code	Account Description	Accumulated Current Year 01.01.15 to 06.30.15	Accumulated Previous Year 01.01.14 to 06.30.14
4.01	Net Income	827,110	586,727
4.02	Other Comprehensive Income	(52,068)	182,767
4.02.01	Gains (Losses) in Foreign Currency Translation Adjustments	111,268	(44,066)
4.02.02	Unrealized Gains (Losses) in Available for Sale Marketable Securities	18,223	8,903
4.02.03	Taxes on unrealized gains (losses) on investments on available for sale	(67)	(116)
4.02.04	Unrealized gains (losses) on cash flow hedge	(289,803)	321,264
4.02.05	Taxes on unrealized gains (losses) on cash flow hedge	99,337	(108,573)
4.02.06	Actuarial gains (losses) on pension and post-employment plans	13,596	8,112
4.02.07	Taxes on realized gains (losses) on pension post-employment plans	(4,622)	(2,757)
4.03	Comprehensive Income	775,042	769,494
4.03.01	Attributable to: BRF Shareholders	766,945	765,284
4.03.02	Attributable to: Non-Controlling Shareholders	8,097	4,210

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – June 30, 2015 – BRF S.A.

Consolidated FS / Statement of Cash Flow

(in thousands of Brazilian Reais)

Account Code	Account Description	Accumulated Current Year 01.01.15 to 06.30.15	Accumulated Previous Year 01.01.14 to 06.30.14
6.01	Net Cash Provided by Operating Activities	2,249,160	2,150,051
6.01.01	Cash from Operations	3,039,965	1,374,880
6.01.01.01	Net Income for the Period	826,085	571,883
6.01.01.02	Non-controlling Interest	8,097	4,210
6.01.01.03	Depreciation and Amortization	640,454	581,872
6.01.01.04	Results on Disposals of Property, Plant and Equipments	15,399	(96,617)
6.01.01.06	Deferred Income Tax	90,624	56,271
6.01.01.07	Provision for Tax, Civil and Labor Risks	40,786	150,012
6.01.01.08	Other Provisions	230,912	12,770
6.01.01.09	Interest and Exchange Rate Variations	1,120,532	141,526
6.01.01.10	Equity Pick-Up	67,076	(22,084)
6.01.01.11	Results on the business combination	-	(24,963)
6.01.02	Changes in Operating Assets and Liabilities	(783,072)	748,923
6.01.02.01	Trade Accounts Receivable	112,321	691,620
6.01.02.02	Inventories	(495,109)	67,765
6.01.02.03	Trade Accounts Payable	705,055	314,642
6.01.02.04	Payment of Tax, Civil and Labor Risks Provisions	(81,394)	(123,821)
6.01.02.05	Others Rights and Obligations	(35,197)	95,369
6.01.02.06	Investment in Held for Trading Securities	(154,384)	(175,428)
6.01.02.07	Redemption of Held for Trading Securities	163,467	108,316
6.01.02.10	Other Financial Assets and Liabilities	(523,729)	18,668
6.01.02.11	Payment of Interest	(369,409)	(284,036)
6.01.02.12	Payment of Income Tax and Social Contribution	(3,917)	(4,650)
6.01.02.13	Interest on Shareholders' Equity Received	14,834	28,441
6.01.02.14	Biological assets - Current	(115,610)	12,037
6.01.03	Other	(7,733)	26,248
6.01.03.01	Net Cash Provided by Operating Activities from Discontinued Operations	2,420	26,248
6.01.03.02	Cash and Cash Equivalents from Discontinued Operations	(10,153)	-
6.02	Net Cash Provided by Investing Activities	(885,586)	(724,568)
6.02.03	Investment in Available for Sale Securities	(1,100)	-
6.02.04	Redemptions of Available for Sale Securities	72,742	1,060
6.02.05	Restricted Cash Investments	(11,934)	(9,807)
6.02.06	Additions to Property, Plant and Equipment	(579,359)	(471,178)
6.02.07	Receivable from Disposals of Property, Plant and Equipment	82,348	90,481
6.02.09	Additions to Intangible	(24,411)	(3,422)
6.02.10	Additions to Biological Assets - Non-current	(276,531)	(251,774)
6.02.11	Investments in associates and joint venturies	(60,749)	(1,944)
6.02.12	Business Combination, net of cash	(74,287)	(51,736)
6.02.17	Net Cash Provided by Investing Activities from Discontinued Operations	(12,305)	(26,248)
6.03	Net Cash Provided by Financing Activities	(3,188,082)	132,378
6.03.01	Proceeds from Debt Issuance	3,197,716	3,052,346
6.03.02	Payment of Debt	(4,657,612)	(2,574,210)
6.03.03	Dividends and Interest on Shareholders' Equity Paid	(463,254)	(365,013)
6.03.06	Treasury Shares Acquisition	(1,292,293)	(50,278)
6.03.07	Treasury Shares Disposal	27,361	69,533
6.04	Exchange Rate Variation on Cash and Cash Equivalents	452,655	(107,188)
6.05	Decrease (Increase) in Cash and Cash Equivalents	(1,371,853)	1,450,673
6.05.01	At the Beginning of the Period	6,006,942	3,127,715
6.05.02	At the End of the Period	4,635,089	4,578,388

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – June 30, 2015 – BRF S.A.

Consolidated FS / Statement of Changes in Shareholders’ Equity for the Period from 01/01/2015 to 06/30/2015

(in thousands of Brazilian Reais)

Account Code	Account Description	Capital Stock	Capital Reserves, Granted Options and Treasury Shares	Profit Reserves	Retained Earnings	Other Comprehensive Income	Shareholders' Equity	Participation of Non-Controlling Shareholders	Total Shareholders' Equity
5.01	Balance at January 1, 2015	12,460,471	(195,428)	3,945,825	-	(620,391)	15,590,477	99,466	15,689,943
5.03	Opening Balance Adjusted	12,460,471	(195,428)	3,945,825	-	(620,391)	15,590,477	99,466	15,689,943
5.04	Share-based Payments	-	(1,403,152)	-	(425,859)	-	(1,829,011)	161,281	(1,667,730)
5.04.03	Options Granted	-	9,633	-	-	-	9,633	-	9,633
5.04.04	Treasury Shares Acquired	-	(1,292,293)	-	-	-	(1,292,293)	-	(1,292,293)
5.04.05	Treasury Shares Sold	-	40,096	-	-	-	40,096	-	40,096
5.04.07	Interest on Shareholders' Equity	-	-	-	(425,859)	-	(425,859)	-	(425,859)
5.04.08	Gain on Disposal of Shares	-	(12,735)	-	-	-	(12,735)	-	(12,735)
5.04.10	Valuation of shares	-	111,248	-	-	-	111,248	-	111,248
5.04.11	Acquisition of Non-Controlling Entities	-	(259,101)	-	-	-	(259,101)	-	(259,101)
5.04.12	Participation of Non-Controlling Shareholders'	-	-	-	-	-	-	161,281	161,281
5.05	Total Comprehensive Income	-	-	-	819,013	(52,068)	766,945	8,097	775,042
5.05.01	Net Income for the Period	-	-	-	819,013	-	819,013	8,097	827,110
5.05.02	Other Comprehensive Income	-	-	-	-	(52,068)	(52,068)	-	(52,068)
5.05.02.01	Financial Instruments Adjustments	-	-	-	-	(289,803)	(289,803)	-	(289,803)
5.05.02.02	Tax on Financial Instruments Adjustments	-	-	-	-	99,337	99,337	-	99,337
5.05.02.06	Unrealized Loss in Available for Sale Marketable Securities	-	-	-	-	18,156	18,156	-	18,156
5.05.02.08	Actuarial gains on pension and post-employment plans	-	-	-	-	8,974	8,974	-	8,974
5.05.02.09	Cumulative Translation Adjustments of Foreign Currency	-	-	-	-	111,268	111,268	-	111,268
5.06	Statements of Changes in Shareholders' Equity	-	-	54,087	(54,087)	-	-	-	-
5.06.08	Tax Incentives Reserve	-	-	54,087	(54,087)	-	-	-	-
5.07	Balance at June 30, 2015	12,460,471	(1,598,580)	3,999,912	339,067	(672,459)	14,528,411	268,844	14,797,255

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – June 30, 2015 – BRF S.A.

Consolidated FS / Statement of Changes in Shareholders’ Equity for the Period from 01/01/2014 to 06/30/2014

(in thousands of Brazilian Reais)

Account Code	Account Description	Capital Stock	Capital Reserves, Granted Options and Treasury Shares	Profit Reserves	Retained Earnings	Other Comprehensive Income	Shareholders' Equity	Participation of Non-Controlling Shareholders	Total Shareholders' Equity
5.01	Balance at January 1, 2014	12,460,471	36,418	2,511,880	-	(353,698)	14,655,071	41,083	14,696,154
5.03	Opening Balance Adjusted	12,460,471	36,418	2,511,880	-	(353,698)	14,655,071	41,083	14,696,154
5.04	Share-based Payments	-	33,430	-	(361,000)	-	(327,570)	(2,171)	(329,741)
5.04.03	Options Granted	-	14,175	-	-	-	14,175	-	14,175
5.04.04	Treasury Shares Acquired	-	(50,278)	-	-	-	(50,278)	-	(50,278)
5.04.05	Treasury Shares Sold	-	83,336	-	-	-	83,336	-	83,336
5.04.07	Interest on Shareholders' Equity	-	-	-	(361,000)	-	(361,000)	-	(361,000)
5.04.08	Gain on Disposal of Shares	-	(13,803)	-	-	-	(13,803)	-	(13,803)
5.04.12	Participation of Non-Controlling Shareholders'	-	-	-	-	-	-	(2,171)	(2,171)
5.05	Total Comprehensive Income	-	-	-	582,517	182,767	765,284	4,210	769,494
5.05.01	Net Income for the Period	-	-	-	582,517	-	582,517	4,210	586,727
5.05.02	Other Comprehensive Income	-	-	-	-	182,767	182,767	-	182,767
5.05.02.01	Financial Instruments Adjustments	-	-	-	-	321,264	321,264	-	321,264
5.05.02.02	Tax on Financial Instruments Adjustments	-	-	-	-	(108,573)	(108,573)	-	(108,573)
5.05.02.06	Unrealized Gain in Available for Sale Marketable Securities	-	-	-	-	8,787	8,787	-	8,787
5.05.02.08	Actuarial gains on pension and post-employment plans	-	-	-	-	5,355	5,355	-	5,355
5.05.02.09	Cumulative Translation Adjustments of Foreign Currency	-	-	-	-	(44,066)	(44,066)	-	(44,066)
5.06	Statements of Changes in Shareholders' Equity	-	-	72,321	(72,321)	-	-	-	-
5.06.08	Tax Incentives Reserve	-	-	72,321	(72,321)	-	-	-	-
5.07	Balance at June 30, 2014	12,460,471	69,848	2,584,201	149,196	(170,931)	15,092,785	43,122	15,135,907

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – June 30, 2015 – BRF S.A.

Consolidated FS / Statement of Value Added

(in thousands of Brazilian Reais)

Account Code	Account Description	Accumulated Current Year 01.01.15 to 06.30.15	Accumulated Previous Year 01.01.14 to 06.30.14
7.01	Revenues	16,641,627	15,379,028
7.01.01	Sales of Goods, Products and Services	16,449,234	15,064,737
7.01.02	Other Income	(265,317)	(146,456)
7.01.03	Revenue Related to Construction of Own Assets	524,093	457,287
7.01.04	(Provision) Reversal for Doubtful Accounts Reversal	(66,383)	3,460
7.02	Raw Material Acquired from Third Parties	(10,139,816)	(9,965,273)
7.02.01	Costs of Products and Goods Sold	(8,113,028)	(8,085,873)
7.02.02	Materials, Energy, Third Parties Services and Other	(2,024,057)	(1,888,615)
7.02.03	Recovery of Assets Values	(2,731)	9,215
7.03	Gross Added Value	6,501,811	5,413,755
7.04	Retentions	(640,454)	(581,872)
7.04.01	Depreciation, Amortization and Exhaustion	(640,454)	(581,872)
7.05	Net Added Value	5,861,357	4,831,883
7.06	Received from Third Parties	1,464,967	613,745
7.06.01	Equity Pick-Up	(67,076)	22,084
7.06.02	Financial Income	1,531,382	588,125
7.06.03	Other	661	3,536
7.07	Added Value to be Distributed	7,326,324	5,445,628
7.08	Distribution of Added Value	7,326,324	5,445,628
7.08.01	Payroll	2,210,388	1,901,974
7.08.01.01	Salaries	1,734,228	1,472,367
7.08.01.02	Benefits	373,754	334,777
7.08.01.03	Government Severance Indemnity Fund for Employees Guarantee Fund for Length of Service - FGTS	102,406	94,830
7.08.02	Taxes, Fees and Contributions	1,823,403	1,642,779
7.08.02.01	Federal	1,023,969	907,209
7.08.02.02	State	779,562	715,968
7.08.02.03	Municipal	19,872	19,602
7.08.03	Capital Remuneration from Third Parties	2,458,351	1,324,782
7.08.03.01	Interests	2,305,115	1,202,574
7.08.03.02	Rents	153,236	122,208
7.08.04	Interest on Own Capital	834,182	576,093
7.08.04.01	Interest on Shareholders' Equity	425,859	361,000
7.08.04.03	Retained Earnings	400,226	210,883
7.08.04.04	Non-Controlling Interest	8,097	4,210

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Management Report / Comments on the Performance

Market value
R$57.3 billion
US$18.2 billion

Prices
BRFS3 R$65.68
BRFS US$20.91

Shares:
872,473,246 common shares
24,888,751 treasury shares
Base: 06.30.2015

Webcast
Date: 07.31.2015
09:00 Portuguese
10:30 English

Telephone:
Dial-in with connections in Brazil: +55 11 31931001 or +55 11 28204001
Dial-in with connections in the United States: +1 8887000802
www.brf-br.com/ri

IR Contacts:
Augusto Ribeiro Junior
CFO and IRO

Agnes Blanco Querido
IR Manager

+55 11 23225398
acoes@brf-br.com

BRF S.A.

Management Report of Second Quarter 2015 Results

Financial Highlights

•  Net operating revenues of R$7.9 billion, 12.8% higher than in 2Q14.

•  Gross margin of 31.9%, compared with 27.1% in the 2Q14 and 30.7% in 1Q15.

•  EBITDA was R$1.4 billion, an increase of 43.6% y/y and EBITDA margin was 17.4%, a gain of +3.7 p.p. in the same comparison.

•  Volume and net revenue from processed products in Brazil were, respectively, 9.4% and 15.2% higher than in 2Q14.

•  EBIT margin in the Middle East and Africa (MEA) of 18.3%, resulting mainly from the structural changes adopted in the area.

•  The Return on Invested Capital (ROIC) was 13.3% (LTM) compared with 7.9% in 2Q14 and 12.3% in 1Q15.

•  Issuance of €500.0 million in Senior Notes compliant with the Green Bonds principles, being the first issuance of this type by a Brazilian company.

Key Financial Indicators - Continued Operations

Results - R$ Million	2Q15	2Q14	y/y	1Q15	q/q
Net Revenues	7,913	7,015	12.8%	7,048	12.3%
Gross Profit	2,525	1,901	32.8%	2,164	16.7%
Gross Margin (%)	31.9%	27.1%	4.8 p.p.	30.7%	1.2 p.p.
EBIT	1,058	667	58.6%	641	65.0%
EBIT Margin (%)	13.4%	9.5%	3.9 p.p.	9.1%	4.3 p.p.
EBITDA	1,380	961	43.6%	951	45.1%
EBITDA Margin (%)	17.4%	13.7%	3.7 p.p.	13.5%	3.9 p.p.
Net Income	364	249	46.6%	462	(21.0%)
Net Margin (%)	4.6%	3.5%	1.1 p.p.	6.5%	(1.9) p.p.
Earnings per share[1]	0.43	0.29	50.8%	0.54	(20.7%)
[1] Consolidated Earnings per Share (in R$), excluding Treasury Shares.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Management Report / Comments on the Performance

Dear Shareholders,

BRF closes the second quarter of 2015 with strong results, mainly arising from international markets. The effort of management, growth and implementation of a culture inspired by solid values is reflected in the results presented here today. Special highlight to the performance in the Middle East, a result of the modern management and new Company profile, that produces consumer goods and not commodities.

This successful trajectory is inextricably linked to the structural changes adopted over the last two years, strengthened by the more decentralized management model and greater independence granted to the markets. The acknowledgement also comes from the upgrade received on the Company´s rating given by Standard & Poor's, a notch above the sovereign credit of the country in foreign currency and the successful issuance of Green Bonds, unprecedented for the southern part of the American continent.

Therefore, BRF closes the first half of the year well positioned, despite the unfavorable and equally challenging period for the country given the current macroeconomic scenario and starts the second half with an important milestone in its history, the return of some of Perdigão’s products.

The relaunch of the Perdigão brand, envisioned since the reorganization of the Company, defines a new chapter for the Brazilian retail and a dream come true. The Company is now able to fully show the strength of its brand.

With a product well established line of products, Perdigão returns in 83% of processed foods categories, bringing an innovative message, both in marketing strategies and visibility at the point of sale and in the relationship with retailers. Following Sadia, the leading brand that now complements the portfolio, focusing on quality and affordability, Perdigão establishes itself as the second brand in market share.

Lastly, nothing could have happened without a culture that includes our employees at the heart of the strategy. This has been successfully accomplished. Fully focused on the consumer, the perspective remains encouraging and we continue to invest for the long run, with a view to deepen the sustainable growth model and extend our practices across borders to all partners and communities.

Abilio Diniz Chairman of the Board of Directors	Pedro Faria Global CEO

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Management Report / Comments on the Performance

2nd Quarter 2015 Results (2Q15)

(The results presented below refer to the Company's continued operations and exclude the discontinued operations (Dairy products) that, as announced in December 2014, were sold to Lactalis).

* In early 2015, BRF announced its new organizational structure in Brazil and abroad. Due to this reorganization, the Company started to report its results per region from 1Q15 (Brazil, Middle East and Africa, Asia, Europe/Eurasia, and Latin America) in line with the new structure. In addition, as previously announced, the Food Services division, which was previously reported separately, is now part of the regions and its results are integrated within the regions.

Strategic Highlights

•      In June 2015, BRF announced the conclusion of the acquisition of a 49% stake in SATS BRF Food Pte. Ltd stakes (“SATS BRF”), a new company created by the joint venture ("JV") with Singapore Food Industries Pte. Ltd. ("SFI"), a wholly owned subsidiary of SATS Ltd. SATS BRF will focus on expanding the the processed and semi-processed food offer, of high value-added, initially to the Singapore market.

•      In April, the Company signed with the shareholders of Invicta Food Group Limited ("IFGL") the final documents for the establishment of a joint venture between BRF GmbH and IFGL, which will focus on the distribution of processed foods in UK, Ireland and Scandinavia markets.

•      On May 7, 2015, the General Superintendence of the Administrative Council for Economic Defense ("CADE") approved, without restrictions, the acquisition by Lactalis do Brasil, a company controlled by Parmalat S.p.A., of BRF´S dairy division.

•      In May 2015, the international credit rating agency, Standard & Poor's (“S&P”), announced the upgrade of the global scale corporate rating and existing issuances of BRF S.A. from "BBB-" to "BBB", based on the Company´s strong cash flow generation and low indebtedness. S&P also confirmed BRF´s national scale ratings of “brAAA”. It was assigned a stable outlook on the global corporate rating.

•      In May 2015, BRF priced an offering abroad of a seven year Senior Note ("Notes") in the total amount of €500.0 million. The Notes comply with the Green Bond Principles, these beingthe first Green Bonds issued by a Brazilian company. The Notes, due June 3, 2022, were issued at a coupon of 2.750% per year. The funds will be used to finance sustainable projects such as energy efficiency, reducing greenhouse gases emissions, renewable energy, water use management, waste management, use of sustainable and efficient packaging, sustainable management of forest areas and reducing the use of raw materials.

•      Also in May 2015, BRF completed the tender offer in the amount of US$725 million (64.21% of acceptance) to repurchase some of the 2017, 2020 and 2022 Notes. Thus, BRF withdrew from the market debts with higher interest rates.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Management Report / Comments on the Performance

•      At an extraordinary meeting held on June 18, 2015, BRF´s Board of Directors approved shareholders' compensation in the form of interest on own capital in the gross amount of R$0.5024 per outstanding share.

Subsequent Events

•      In July 2015, BRF informed its shareholders and the market in general that it had concluded the sale of its dairy product division to Lactalis ("Transaction"), including the sale of 100% of Elebat Alimentos S.A. shares, a company into which BRF granted the rights and obligations related to its dairy product division. The Transaction amount was approximately R$2.1 billion.

•       Perdigão’s Return

▪  On July 2, 2015, BRF announced the return of the sales of relevant categories under the Perdigão brand suspended by CADE at the time of the merger between Sadia and Perdigão in 2011, such as ham, cooked ham, smoked sausage and pork products (pork loin, pork leg, among others).

▪  The return of these categories represent a portfolio diversification for BRF, which will become more affordable for Brazilian consumers, bringing back the quality and tradition both characteristics of Perdigão’s brand products.

▪  It is noteworthy that, despite the suspension of some categories, Perdigão remained the second most recalled brand by Brazilian consumers in the categories in which BRF operates (Top of Mind) and that even during the standstill period, it remained available in points of sales with 13 out of 22 categories in which the brand was present before the CADE decision.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Management Report / Comments on the Performance

Consolidated Result 2Q15

Slaughter and Production

Production	2Q15	2Q14	y/y	1Q15	q/q
Poultry Slaughter (Million Heads)	421	399	5.5%	407	3.5%
Hog Slaughter (Thousand Heads)	2,287	2,282	0.2%	2,209	3.5%
Cattle Slaughter (Thousand Heads)	49	125	(60.8%)	38	28.0%
Production (Thousand Tons)	1,091	1,053	3.6%	1,056	3.4%
Meats*	961	930	3.4%	944	1.8%
Other Processed Products	130	123	5.7%	112	16.3%
Feed and Premix (Thousand Tons)	2,622	2,562	2.4%	2,589	1.3%

* Volumes of Meat of 1Q15 changed from 942.9 to 944 due to the inclusion of Middle East's production

Poultry slaughtering activities in 2Q15 increased by 5.5% y/y and 3.5% q/q. The same with hog slaughtering, which increased 0.2% y/y and 3.5% q/q. Beef slaughtering decreased by 60.8% y/y due to the disposal of the beef slaughtering plants to Minerva in October 2014. However, in the quarterly comparison, the beef slaughtering remained 28.0% higher due to higher beef slaughter in Argentina.

The volume of food produced in 2Q15 was 3.6% higher y/y, mainly due to the increase in meat production. In the quarterly comparison, there was a growth of 3.4% in production, also leveraged by other processed products.

Net Operating Revenues (NOR)

NOR - R$ Million	2Q15	2Q14	y/y	1Q15	q/q
Total	7,913	7,015	12.8%	7,048	12.3%

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Management Report / Comments on the Performance

Consolidated NOR was R$7.9 billion in 2Q15, +12.8% y/y, boosted by a 15.3% y/y higher average price in Reais. During the period, the Company saw revenue growth across all regions, especially in the Middle East and Africa ("MEA") and Asia regions, which showed an increase in average prices in Reais associated with a slight increase in volumes.

On a quarterly comparison, NOR increased by 12.3% impacted by 5.5% higher volumes associated with a 6.4% increase in average prices in Reais. All regions contributed to this result.

Cost of Goods Sold (COGS)

COGS - R$ Million	2Q15	2Q14	y/y	1Q15	q/q
COGS	(5,388)	(5,114)	5.4%	(4,885)	10.3%
% of the NOR	(68.1%)	(72.9%)	4.8 p.p.	(69.3%)	1.2 p.p.

COGS totaled R$5.4 billion in 2Q15, 5.4% higher compared to same period of the previous year, mainly due to an increase in the price of feed components (vitamins and amino acids), packaging and imported supplies due to exchange rate variation, as well as higher costs for utilities and energy. Grains, a key component of Company's cost, remained in a downward trend. Soybeans and corn fell by 6.8% and 4.2%, respectively. Conversely, soybean meal showed a slight increase of 1.2%. COGS as a percentage of NOR, was 68.1%, compared to 72.9% in 2Q14, a decrease of 4.8 p.p. on a yearly comparison.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Management Report / Comments on the Performance

Compared to 1Q15, COGS increased by 10.3%, mainly due to the start of the lighter weight turkey slaughtering (ahead of the Christmas season), which consequently raises the cost per kilogram. During the period, corn showed a slight increase (+ 1.2%) and soybeans and soybean meal showed a slight drop of 0.7% and 0.4%, respectively. As a percentage of NOR, however, COGS fell 1.2 p.p. due to a higher increase in NOR in the period.

Gross Income

Gross Profit - R$ Million	2Q15	2Q14	y/y	1Q15	q/q
Gross Profit	2,525	1,901	32.8%	2,164	16.7%
Gross Margin (%)	31.9%	27.1%	4.8 p.p.	30.7%	1.2 p.p.

Gross income totaled R$2.5 billion in 2Q15, compared to R$1.9 billion in 2Q14, an increase of 32.8% in the period. Gross margin was 4.8 p.p. higher, rising from 27.1% in 2Q14 to 31.9% in 2Q15. This increase was mainly driven by better average prices in Reais in all regions, especially led by MEA (+28.5% y/y), Asia (+21.1% y/y) and LATAM (+48.1% y/y).

Compared to 1Q15, gross income increased by 16.7%, with a marginal increase of 1.2 p.p., also impacted by the increase in average prices in Reais in all regions.

Operating Expenses

Operating Expenses - R$ Million	2Q15	2Q14	y/y	1Q15	q/q
Selling Expenses	(1,154)	(1,029)	12.2%	(1,084)	6.5%
% of the NOR	(14.6%)	(14.7%)	0.1 p.p.	(15.4%)	0.8 p.p.
General and Administrative Expenses	(115)	(102)	13.1%	(108)	6.8%
% of the NOR	(1.5%)	(1.4%)	(0.1) p.p.	(1.5%)	0.0 p.p.
Operating Expenses	(1,269)	(1,130)	12.3%	(1,191)	6.6%
% of the NOR	(16.0%)	(16.1%)	0.1 p.p.	(16.9%)	0.9 p.p.

Operating expenses increased by 12.3% in 2Q15 compared to the same period last year, mainly due to the increase in selling expenses (+12.2%), a result of higher expenditures on freight, wages, marketing and trade marketing, in line with the Company's strategy to improve its positioning in the sales’ points, through the increase of merchandising actions. As well as an increase of 13.1% in administrative expenses compared to 2Q14.

In comparison with the previous quarter, operating expenses increased by 6.6%. As a percentage of NOR, operating expenses were stable y/y, but fell by 0.9 p.p. in the quarterly comparison.

It is noteworthy that the line of operating expenses started to consolidate Federal Foods´s expenses (a distribution company acquired in the Middle East in April 2014), Alyasra (distribution company in the Middle East in which BRF holds 75% stake since November 2014) and Invicta (acquired by BRF in May 2015).

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Management Report / Comments on the Performance

Other Operating Results

Other Operating Results - R$ Million	2Q15	2Q14	y/y	1Q15	q/q
Other Operating Revenues	30	145	(79.2%)	15	100.6%
Other Operating Expenses	(219)	(259)	(15.5%)	(288)	(23.9%)
Other Operating Results	(189)	(115)	64.9%	(273)	(30.7%)
% of the NOR	(2.4%)	(1.6%)	(0.8) p.p.	(3.9%)	1.5 p.p.

The Company recorded a negative result of R$189 million in other operating results in 2Q15, which was 64.9% higher than that of R$115 million in 2Q14. This amount includes R$82 million in non-recurring expenses, as follows: R$17 million in restructuring; R$35 million in tax provisions; and several other items amounting to R$30 million. Excluding the impact of these non-recurring items, other operating results totaled a negative R$107 million, 7.0% lower than 2Q14.

Operating Result (EBIT)

EBIT	R$ Million					EBIT Margin
	2Q15	2Q14	y/y	1Q15	q/q	2Q15	2Q14	y/y	1Q15	q/q
Total	1,058	667	58.6%	641	65.0%	13.4%	9.5%	3.9 p.p.	9.1%	4.3 p.p.

Consolidated EBIT for the 2Q15 reached R$1.1 billion, 58.6% higher compared to the same period of the last year (+65.0% compared to q/q). This was mainly due to higher gross income (+32,8% y/y), which more than offset the increase in operating expenses (+12.3% y/y), higher net expenses in line with other operating results (+64.9% y/y), as well as the impact of equity income, which rose from R$11 million in 2Q14 to an expense of R$8 million in 2Q15.

The consolidated operating margin was 13.4%, compared to 9.5% in 2Q14, an increase of 3.9 p.p. in the annual comparison and 4.3% on a quarterly comparison, as a results of the structural changes and initiatives implemented during the last twelve months.

Net Financial Result

R$ Million	2Q15	2Q14	y/y	1Q15	q/q
Financial Income	(345)	337	(202.4%)	1,877	(118.4%)
Financial Expenses	(311)	(731)	(57.4%)	(1,984)	(84.3%)
Net Financial Result	(657)	(394)	66.7%	(108)	510.6%

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Management Report / Comments on the Performance

Net financial result was R$657 million in 2Q15 compared to R$394 million in the same period last year, (+66.7% y/y), mainly due to the payment of the premium in the amount of R$310 million (US$100 million) regarding the repurchase of bonds made in May 2015, as well as the impact of exchange rate variation on the exposure for the Dairy´s operation sales Agreement in the amount of R$ 116 million (see Explanatory Note 13.2).

During the period, the Company moved from a net currency exposure with an impact on results of US$557 million "long" in 1Q15 due to the sales agreement of Dairy products being fixed in US dollars upon the signing without the creation of a hedge, to a US$ 92 million "short" in 2Q15.

Net Income

Net Income - R$ Million	2Q15	2Q14	y/y	1Q15	q/q
Net Income from Continued Operations	364	249	46.6%	462	(21.0%)
Net Margin (%)	4.6%	3.5%	1.1 p.p.	6.5%	(1.9) p.p.
Net Income from Discontinued Operations	(10)	18	-	3	-
Net Income Total	354	267	32.7%	465	(23.7%)
Net Margin (%)	4.2%	3.5%	0.7 p.p.	6.1%	(1.9) p.p.

The net income from continued operations totaled R$364 million in the 2Q15, showing  growth of 46.6% y/y and a net margin of 4.6%, 1.1p.p. higher on an annual comparison. On a quarterly comparison, the net income from continued operations declined 21.0%, contracting 1.9 p.p. in net margin, mainly due to the extraordinary financial expenses related to the repurchase of bonds as previously mentioned.

The Company's total net income in 2Q15 (including discontinued operations) amounted to R$354 million, increasing 32.7% y/y, leading to an increase of 0.7 p.p. in net margin. Compared to 1Q15, the Company's total net income fell by 23.7%, resulting in a net margin contraction of 1.9 p.p..

EBITDA

EBITDA - R$ Million	2Q15	2Q14	y/y	1Q15	q/q
Net Income	364	249	46.6%	462	(21.0%)
Income Tax and Social Contribution	29	24	18.5%	72	(60.0%)
Net Financial	657	394	66.7%	108	510.6%
Depreciation and Amortization	330	295	12.1%	310	6.4%
EBITDA from Continued Operations	1,380	961	43.6%	951	45.1%
EBITDA Margin (%)	17.4%	13.7%	3.7 p.p.	13.5%	3.9 p.p.
EBITDA Total	1,373	1,002	36.9%	955	43.7%
EBITDA Margin (%)	16.2%	13.0%	3.2 p.p.	12.6%	3.6 p.p.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Management Report / Comments on the Performance

EBITDA (Continued Op.) - Quarterly History

(R$ Million)

EBITDA from continued operations  was R$1.4 billion in 2Q15, 43.6% higher y/y with an EBITDA margin of 17.4%, +3.7p.p. on yearly comparison. Compared to 1Q15, EBITDA for the continued operations recorded an increase of 45.1%, a gain of 3.9 p.p. in margin, as a result of stronger operating results, particularly in the international markets.

Performance by region

Net Operating Revenues (NOR)

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Management Report / Comments on the Performance

EBIT

Brazil

Brazil	R$ Million					Thousand Tons					Average Price - R$
	2Q15	2Q14	y/y	1Q15	q/q	2Q15	2Q14	y/y	1Q15	q/q	2Q15	2Q14	y/y	1Q15	q/q
In Natura	737	748	(1.5%)	760	(3.1%)	123	116	6.3%	132	(6.2%)	5.97	6.44	(7.3%)	5.78	3.3%
Poultry	538	466	15.3%	566	(5.1%)	96	82	17.0%	108	(10.9%)	5.60	5.68	(1.5%)	5.25	6.6%
Pork	191	164	16.3%	170	12.0%	27	24	13.3%	22	20.9%	7.06	6.88	2.6%	7.62	(7.4%)
Beef	8	118	(93.4%)	22	(64.2%)	0	10	(96.2%)	1	(71.8%)	20.05	11.46	74.9%	15.83	26.7%
Others	1	0	117.2%	2	(71.1%)	0	0	6.4%	0	(55.3%)	15.27	7.48	104.1%	23.58	(35.2%)
Processed Foods	3,046	2,643	15.2%	2,863	6.4%	422	386	9.4%	404	4.6%	7.21	6.85	5.3%	7.09	1.8%
Others Sales	176	274	(35.8%)	165	6.4%	36	84	(57.1%)	42	(14.4%)	4.87	3.26	49.7%	3.92	24.2%
Total without Other Sales	3,783	3,392	11.5%	3,624	4.4%	546	502	8.7%	536	1.9%	6.93	6.75	2.6%	6.77	2.4%
Total	3,958	3,665	8.0%	3,789	4.5%	582	586	(0.8%)	578	0.7%	6.80	6.25	8.8%	6.56	3.7%

EBIT	R$ Million					EBIT Margin
	2Q15	2Q14	y/y	1Q15	q/q	2Q15	2Q14	y/y	1Q15	q/q
Brazil	389	405	(3.9%)	306	27.1%	9.8%	11.0%	(1.2) p.p.	8.1%	1.7 p.p.

Brazil is facing a challenging scenario for 2015, with consumption slowdown, interest rates, inflation and unemployment increases. However, despite this unfavorable scenario, BRF was able to improve the performance of its main business areas in Brazil, a result of the initiatives and structural changes implemented over recent years.

The sales volume in Brazil reached 582 million tons, 0.8% lower in the annual comparison due to the 57.1% decrease in other sales (feed, breeders and byproducts). In the quarterly comparison, there was an increase of 0.7%, mainly coming from higher processed foods volumes (+4.6%) and pork (+15.3%). Excluding other sales, volume grew by 8.7% y/y and 1.9% in the quarterly comparison.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Management Report / Comments on the Performance

Net operating revenues from the Brazilian operations totaled R$4.0 billion in the period, 8.0% higher in the annual comparison, mainly due to a 15.2% increase in the revenue of processed foods and 15.3% in poultry in natura. Compared to 1Q15, NOR increased by 4.5%, mainly due to a 6.4% increase in processed foods. Excluding the impact of other sales, NOR increased by 11.5% y/y and 4.4% q/q.

Another highlight in Brazil’s results was the improvement in gross margin, which increased 3.5 p.p. compared to the same period the previous year and 2.9 p.p. in the quarterly comparison.

The results for the period in Brazil, however, were also impacted by higher expenses, mainly due to the shaping of the commercial area, now divided into five regions, as well as larger investments in marketing and trade marketing, in line with the Company’s long term investment strategy, the growth of Perdigão and strengthening of the brands in the Brazilian market.

Brazil’s EBIT was R$389 million, 3.9% lower than 2Q14 and 27.1% higher than 1Q15, increasing 1.7 p.p. in margin in a quarterly comparison, despite the reduction of 1.2 p.p. in the margin on an annual comparison, mainly due to higher operating expenses including other operating income.

➢  Sales Team

Productivity gains after the creation of a regional structure in the beginning of the year have been bringing good results. During the first six months of the year, the Company improved distribution by 21% (active customers) compared to the same period last year. A significant increase in the adherence to the visit plan was also recorded, double compared to the beginning of 2015, mainly due to improvements in geolocation of sales points, supporting the routing planning and the logistics delivery grid. Another highlight was the achievement of more KPIs by the sales teams related to the execution on  the sales points such as pricing, materials, shelf space and refrigeration growth, as well as the number of SKU’s per sales point.

For 2016, the new Go-to-Market, a project that began in 2014 and continued to grow stronger and reshape in 2015, will increase efficiency in team productivity even further, assisting in the routing adjustments, balancing seller’s visits and logistic gains, not only for the self service segment, but also for the traditional retail channel.

Sales by Channel - Brazil

(% of Net Operating Revenues - NOR)

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Management Report / Comments on the Performance

Market Share - Value

(Last Reading)

Regarding market share, BRF maintains a leading position in the specialty meat, frozen products, pizzas and margarine categories (core businesses).

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Management Report / Comments on the Performance

Middle East/Africa (MEA)

MEA	R$ Million					Thousand Tons					Average Price - R$
	2Q15	2Q14	y/y	1Q15	q/q	2Q15	2Q14	y/y	1Q15	q/q	2Q15	2Q14	y/y	1Q15	q/q
In Natura	1,634	1,196	36.6%	1,366	19.7%	252	238	5.6%	229	9.8%	6.49	5.02	29.4%	5.96	9.0%
Poultry	1,597	1,125	42.0%	1,340	19.2%	245	228	7.6%	225	9.0%	6.51	4.93	32.0%	5.95	9.3%
Pork	29	35	(17.5%)	20	41.5%	6	7	(16.2%)	4	55.4%	5.01	5.09	(1.6%)	5.50	(9.0%)
Beef	1	31	(97.7%)	1	(23.7%)	0	3	(97.5%)	0	(30.5%)	9.37	10.19	(8.1%)	8.52	9.9%
Others	8	6	36.2%	5	62.9%	0	0	18.8%	0	56.7%	15.82	13.80	14.7%	15.22	4.0%
Processed Foods	118	159	(26.0%)	134	(12.0%)	19	31	(37.7%)	24	(18.3%)	6.09	5.12	18.8%	5.65	7.7%
Total	1,752	1,355	29.3%	1,499	16.8%	271	269	0.6%	253	7.2%	6.47	5.03	28.5%	5.93	9.0%

EBIT	R$ Million					EBIT Margin
	2Q15	2Q14	y/y	1Q15	q/q	2Q15	2Q14	y/y	1Q15	q/q
MEA	321	4	8076.4%	115	177.9%	18.3%	0.3%	18.0 p.p.	7.7%	10.6 p.p.

MEA NOR totaled R$1.8 billion in 2Q15, an increase of 29.3% over 2Q14, boosted by an increase of 28.5% in average prices in Reais (-6.8% in US dollars) and 0.6% in volumes with the Middle East, compensating the fall in volume in Angola.

In the quarterly comparison, NOR increased by 16.8%, due to an increase of 7.2% in volume and 9.0% in average prices in Reais (+1.6% in US dollars), with a positive contribution from both Africa and the Middle East, which had a seasonal boost in food sales during Ramadan in the second quarter.

MEA EBIT in 2Q15 showed a significant increase, going from R$4 million in 2Q14 to R$321 million in 2Q15, an increase of 18.0 p.p. in margin, mainly due to higher revenues in the period, combined with the reorganization of Federal Foods in 2Q14, which reduced BRF's margins at the time. In comparison to 1Q15, EBIT for the region grew 177.9%, an increase of 10.6 p.p. in the margin.

➢  Middle East

The second quarter has a seasonal effect in the Middle East due to Ramadan. The period that precedes Ramadan is therefore a strong sales period for the food sector, during which BRF took the opportunity to implement several marketing initiatives, such as promotions to boost sales in the region.

In the period, there was an increase both in volumes (+1.3% y/y and +7.0% q/q) in the region and average prices (+30.2% y/y and 9.5% q/q) in both comparisons. Volumes increased mainly in the United Arab Emirates and Oman, with growth of volumes in Saudi Arabia as well in the quarterly comparison. These increases are the result of the Company's strategy to acquire distributors in the region, which allowed BRF to move forward in the value chain and introduce new products, increase volume, improve prices and have more control over the retail.

➢  Africa

Africa is facing shortage of dollars due to trade deficit, , as a result of oil price decrease, thus reducing its ability to import several products, including animal protein. Because of this, volumes in the region dropped 3.6% y/y but increased 8.3% in the q/q comparison. This volume recovery in the quarterly comparison show that BRF’s local team has already mitigated the situation and hopes to continue increasing volumes in the subsequent quarters.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Management Report / Comments on the Performance

Asia

Asia	R$ Million					Thousand Tons					Average Price - R$
	2Q15	2Q14	y/y	1Q15	q/q	2Q15	2Q14	y/y	1Q15	q/q	2Q15	2Q14	y/y	1Q15	q/q
In Natura	877	712	23.2%	728	20.4%	123	121	1.8%	109	12.9%	7.11	5.87	21.1%	6.67	6.7%
Poultry	798	626	27.4%	652	22.4%	114	109	4.5%	100	13.8%	7.00	5.74	21.9%	6.51	7.6%
Pork	72	75	(3.1%)	74	(2.3%)	9	11	(20.0%)	9	(1.4%)	8.26	6.82	21.2%	8.33	(0.9%)
Beef	7	10	(35.3%)	2	196.2%	1	1	(44.1%)	0	200.2%	10.98	9.49	15.7%	11.13	(1.3%)
Processed Foods	22	16	33.4%	17	30.0%	3	2	11.2%	2	31.0%	8.33	6.94	19.9%	8.39	(0.8%)
Total	899	728	23.5%	745	20.7%	126	123	2.0%	111	13.2%	7.14	5.89	21.1%	6.70	6.6%

EBIT	R$ Million					EBIT Margin
	2Q15	2Q14	y/y	1Q15	q/q	2Q15	2Q14	y/y	1Q15	q/q
Asia	223	92	143.0%	164	36.3%	24.9%	12.6%	12.2 p.p.	22.0%	2.9 p.p.

Asia NOR totaled R$899 million in 2Q15, representing an increase of 23.5% over 2Q14. This increase is mainly due to better average prices in Reais (up 21.1% y/y, 12.1% in US dollars) and the increase of 2.0% in volume in this region compared with the same period of the previous year. In comparison with 1Q15, NOR grew 20.7% due primarily to an increase of 13.2% in volume and average prices in Reais 6.6% higher (-0.7% in dollars).

Asia EBIT totaled R$223 million in 2Q15 compared to R$92 million in the same period of the previous year, an increase of 143.0% y/y. Thus, the EBIT margin expanded 12.2 p.p., from 12.6% in 2Q14 to 24.9% in 2Q15. In comparison with 1Q15, the Asia EBIT margin showed an increase of 2.9 p.p..

➢  Japan and South Korea

In Japan, Asia’s most representative market, the Company saw an increase in volume both in the annual comparison (+7.9% y/y) and quarterly comparison (+19.2% q/q). There was also an increase in average prices in Reais (+10.7% y/y and 6.3% q/q). This is the result of BRF's strategy to improve its position in the Japanese market, increasing the proximity with the local clients with greater focus on service level improvement. The import ban imposed by South Korea to United States also contributed to the increasing volumes exported into the region, that also experienced average price increase in US dollars.

➢  China and Hong Kong

China and Hong Kong together decreased volumes in the yearly comparison (-8.7% y/y) and a slight volume increase in the quarterly comparison (+1.8% q/q). The second most important market in Asia, the Chinese market, also experienced growth in volume and improved prices in Reais in both comparisons. However, Hong Kong decreased volumes in both the quarterly and yearly comparison due to higher inventories in the region, which also compromised  prices. Despite the volume decrease, average prices in this region presented a relevant growth (+35.6% y/y and 6.0% q/q) mostly because of China.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Management Report / Comments on the Performance

➢  Singapore and Southeast Asia

In Singapore and Southeast Asia, the Company’s strategic markets, saw both volume (+10.5%y/y and +23.4% q/q) and average prices in Reais (+25.2% y/y and +7.9% q/q) grow in both comparisons. BRF is increasing its participation in the region, especially in Singapore, where a joint venture was celebrated with SFI, a subsidiary of SATS for the creation of SATS BRF. The JV aims mainly to process and distribute products with higher added value through existing distribution channels as well as increase distribution.

Europe/Eurasia

Europe/Eurasia	R$ Million					Thousand Tons					Average Price - R$
	2Q15	2Q14	y/y	1Q15	q/q	2Q15	2Q14	y/y	1Q15	q/q	2Q15	2Q14	y/y	1Q15	q/q
In Natura	398	384	3.7%	219	81.3%	44	40	8.5%	30	45.5%	9.14	9.56	(4.4%)	7.33	24.6%
Poultry	177	98	79.7%	117	51.2%	23	17	31.7%	20	13.1%	7.79	5.71	36.5%	5.83	33.6%
Pork	186	236	(21.4%)	72	158.2%	19	21	(8.3%)	9	120.7%	9.56	11.15	(14.3%)	8.17	17.0%
Beef	35	49	(27.9%)	31	15.5%	1	2	(17.9%)	1	32.7%	25.54	29.05	(12.1%)	29.36	(13.0%)
Processed Foods	449	427	5.0%	403	11.4%	45	48	(6.0%)	42	5.4%	10.03	8.97	11.8%	9.49	5.6%
Total	846	810	4.4%	622	36.0%	88	88	0.6%	72	22.0%	9.59	9.24	3.8%	8.60	11.5%

EBIT	R$ Million					EBIT Margin
	2Q15	2Q14	y/y	1Q15	q/q	2Q15	2Q14	y/y	1Q15	q/q
Europe	119	148	(19.6%)	59	101.1%	14.0%	18.2%	(4.2) p.p.	9.5%	4.5 p.p.

Europe/Eurasia NOR was R$846 million in 2Q15, an increase of 4.4% in the annual comparison due to a slight increase in volumes (+0.6%), associated with a 3.8% increase in average prices in Reais in the same comparison (-24.7% in US dollars). Despite the effect of lower US dollar prices in Russia, where prices were very high in 2Q14, due to supply constraint caused by the banning of United States and European imports.

In the quarterly comparison, NOR for this region grew 36%, primarily due to an increase of 22% in volume and average prices in Reais 11.5% higher in the same comparison (+3.9% in US dollars). Volume increased both in the European market (Germany, Netherlands, France, Switzerland, Italy, Spain, Greece, Ireland, among other countries) and in Eurasia, as the Company started selling to Russia again during2Q15.

EBIT for this region declined by 19.6% y/y but increased 101.1% q/q, totaling R$119 million in 2Q15. EBIT margin fell by 4.2 p.p. on the annual comparison, mainly due to the reduction in average prices in Reais in Eurasia as mentioned previously. However, the margin improved by 4.5 p.p. in a quarterly comparison due to the combination of higher prices with increased volumes.

➢  Europe

In Europe, the increase in price during the quarter (+14.0% y/y), mainly driven by the sale of turkey, more than compensated the slight fall in volumes recorded in the period (-3.1% y/y). In the quarterly comparison, both volumes and average prices in Reais increased 9.2% y/y and 8.8%, respectively. During 2014, the Company decided to adopt the strategy of reducing volumes sold outside the quota in this market to improve the profitability of the business. Today, BRF seeks to increasingly qualify its presence in that market through product customization, consistently adding value to its portfolio.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Management Report / Comments on the Performance

The Company has been doing an important work in this market, aiming to improve quality and increase participation in the food services segment, and it was in this context that the JV with Invicta was announced, a local distributor that services pubchains in the UK, Ireland and Scandinavia. The presence in the European market, is not only strategic for the Company, but also provides access to multiple markets as well as being key in the monitoring process of key trends for the food industry and ultimately being an important innovation center.

➢  Eurasia

In Eurasia, volume increased both on an annual and quarterly comparison (+11.6% y/y and +75.3% q/q). However, average prices in Reais were 19.4% below compared to the same period last year mostly because of lower average prices in Russia, despite the 35.2% growth compared to the previos quarter.

Within Eurasia, where the most representative country is Russia, BRF has a strong presence, especially in the pork market. The year of 2014 was an important year for the Russian market, first marked by the banning of poultry and pork trade from the United States and Europe, which significantly increased average prices, and subsequently marked by the economic crisis at the end of 2014, which led to the devaluation of the currency and payment difficulties. It is precisely this scenario that explains the reduction in average prices in Reais for this market on an annual comparison.

However, in 2Q15, as the economy started recovering in Russia, the Company restarted sales to this country, taking advantage of this, without increasing production. This explains the increase in volume and prices for this region on the quarterly comparison.

Latin America (LATAM)

LATAM	R$ Million					Thousand Tons					Average Price - R$
	2Q15	2Q14	y/y	1Q15	q/q	2Q15	2Q14	y/y	1Q15	q/q	2Q15	2Q14	y/y	1Q15	q/q
In Natura	163	254	(35.9%)	140	16.4%	23	47	(50.9%)	20	15.3%	6.99	5.36	30.5%	6.93	1.0%
Poultry	97	187	(48.2%)	79	23.1%	17	39	(55.7%)	14	21.7%	5.67	4.85	16.9%	5.61	1.2%
Pork	10	7	47.6%	8	31.0%	1	1	22.3%	1	8.6%	7.26	6.02	20.7%	6.02	20.7%
Beef	46	54	(13.6%)	44	6.1%	4	7	(45.3%)	3	3.7%	12.94	8.19	58.1%	12.65	2.3%
Others	9	6	49.4%	9	(3.7%)	1	1	8.1%	1	(14.1%)	7.73	5.60	38.2%	6.90	12.1%
Processed Foods	281	191	47.1%	240	17.2%	29	30	(3.5%)	27	8.1%	9.59	6.29	52.5%	8.85	8.4%
Others Sales	13	12	15.8%	14	(2.2%)	0	0	-	0	-	-	-	-	-	-
Total without Other Sales	444	445	(0.2%)	380	16.9%	53	78	(32.4%)	47	11.2%	8.44	5.72	47.5%	8.03	5.2%
Total	457	457	0.2%	394	16.2%	53	78	(32.4%)	47	11.2%	8.70	5.87	48.1%	8.32	4.5%

EBIT	R$ Million					EBIT Margin
	2Q15	2Q14	y/y	1Q15	q/q	2Q15	2Q14	y/y	1Q15	q/q
LATAM	6	19	(68.0%)	(3)	(270.9%)	1.3%	4.1%	(2.8) p.p.	(0.9%)	2.2 p.p.

In LATAM, volume fell by 32.4% y/y, mainly due to the absence of shipments to Venezuela, and grew 11.2% q/q, with significant increase in volumes to Peru, the Caribbean and Chile, as well as higher volumes in Argentina.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Management Report / Comments on the Performance

Excluding the impact of Venezuela, volumes in LATAM grew 5.6% compared to the same period last year and 11.2% compared to the previous quarter.

LATAM NOR was R$457 million in 2Q15, remaining stable on an annual comparison driven by an increase of 48.1% in average prices in Reais (+7.5% in US dollars), which more than offset the decline in volumes for the period. In the quarterly comparison, NOR increased by 16.2% with 11.2% higher volumes and average prices in Reais 4.5% above the previous quarter (-2.6% in US dollars).

Excluding the impact of Venezuela, NOR for this region was 52.9% higher y/y and 16.2% q/q.

Finally, LATAM operating result was 68.0% lower in the annual comparison, but having significantly recovered in the quarter, going from a loss of R$3 million in 1Q15 to a gain of R$6 million in 2Q15.

➢  Southern Cone

The Southern Cone region presented a slight decrease in volumes compared to last year (-2.8% y/y) but grew 6.2% in the quarterly comparison. Average prices in Reais increased 52.7% y/y and 7.2% q/q. BRF recorded a decline in volumes sold in Argentina in 2Q15 compared do 2Q14, which is Southern Cone’s most representative market, but saw an increase in volume in the quarterly comparison. The fall in volumes observed in the annual comparison can be partly explained by lower production of other processed products, notably margarine and mayonnaise, as the Company faced a strike for about a month at two of its plants that practically didn´t produce in May. Moreover, it was also affected by the Company's strategy to optimize the product mix in the region and thus prioritizing profitability. The Chilean market showed significant volume increase, which partly compensated this decline.

➢  Americas

In the Americas, the Company saw a significant decrease in volumes in the annual comparison (-71.3%), driven by the absence of shipments to Venezuela. In the quarterly comparison, volumes grew 40.3%, stemming from an increase in volumes for Peru, Chile and the Caribbean countries. Excluding the impact of shipments to Venezuela from the analysis, the Company recorded significant volume growth year over year in this region.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Management Report / Comments on the Performance

Debt

R$ Million	06.30.2015			12.31.2014	∆ %
	Current	Non-Current	Total	Total
Debt
Local Currency	(1,840)	(1,222)	(3,062)	(3,993)	(23.3%)
Foreign Currency	(650)	(8,052)	(8,702)	(7,854)	10.8%
Gross Debt	(2,490)	(9,274)	(11,764)	(11,847)	(0.7%)
Cash Investments
Local Currency	866	193	1,059	2,220	(52.3%)
Foreign Currency	4,754	0	4,754	4,594	3.5%
Total Cash Investments	5,620	193	5,813	6,815	(14.7%)
Net Debt	3,130	(9,081)	(5,951)	(5,032)	18.3%
Exchange Rate Exposure - US$ Million	-	-	(154)	567	(127.1%)

The Total Gross Debt amounting R$ 11,764 million, as shown above, accounts for the total financial debt, plus other financial liabilities amounting to R$ 409 million, as stated in the Explanatory Note 4.1.f of the Financial Statements of June 30, 2015.

Net Debt/EBITDA Evolution

The Company's net debt amounted to R$5.9 billion in 2Q15, 4.5% lower than that registered on March 31st, 2015, resulting in a net debt to EBITDA ratio (last twelve months) of 1.12x compared to 1.04x in 4Q14 and 1.26x in 1Q15. BRF had a strong generation of operating income in the period, as well as a positive impact from exchange rate variation. On the other hand, net debt was negatively impacted by the share buyback, in the amount of R$264 million, and a premium of US$100 million paid in relation to the bond buyback (approximately R$310 million).

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Management Report / Comments on the Performance

Rating

The Company has a BBB credit rating given by Standard & Poor's, and a BBB- given by Fitch Ratings and Baa by Moody's; all of them with stable outlook.

Investments (CAPEX)

Investments in the quarter totaled R$645 million, 37.2% higher than the 2Q14 and 106.4% higher in the quarterly comparison, being R$382 million in efficiency, growth and support, R$144 million for biological assets and R$120 million for other investments and leasing.

Among the main projects in the quarter are:

•         Operational Footprint: production optimization between factories, aiming to minimize the service cost for each product. At this moment, the review of the operational footprint also takes the opportunity to improve the Company's mix of products. Additionally, we are maximizing investments for higher value-added products in line with the Company's strategy, for example, migration from whole in natura products to trays or Assa Fácil (easy bake). The reassessment of the footprint project will also provide higher flexibility, so that the Company is more agile in adapting its production as according to market opportunities.

•         Automation: This project aims to provide financial return and contribute towards the improvement in the Company's ROIC, as well as to reduce factory turnover and possible problems concerning employees' ergonomics.

Both of the aforementioned projects will continue being the focus of the Company's CAPEX for next two years.

Financial Cycle

Financial Cycle

(Acc. Receivable + Inventories - Acc. Payable)/NOR

*For calculation of the financial cycle, it is only considered the result of the continued operations (without
Dairy products), further quarters consider continued and discontinued operations.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Management Report / Comments on the Performance

The financial cycle at the end of 2Q15 totaled 35.2 days versus 36.4 days at the end of 2Q14 and 32.6 days at the end of 1Q15. This represents an improvement of 1.2 days on an annual comparison, and a decrease of 2.6 days on a quarterly comparison. The improvement over the same period last year was mainly due to the continued improvement from accounts payable.

Compared to 1Q15, the deterioration was mostly a result of inventories, due to the acquisition of the distributors in the Middle East and Invicta's inventory consolidation. There was also an increase in accounts receivable, as a result of good sale performance in the end of the period, particularly in the international market. BRF continues to improve the accounts payable on a gradual basis; this is a result of the projects implemented throughout 2014, which continue to generate good results. In percentage terms, there was a change from 9.8% of NOR in 2Q14 and 8.8% of NOR in 1Q15 to 9.7% of NOR in 2Q15.

Free Cash Flow

Simplified free cash flow (FCF = EBITDA – Variation in Financial Cycle – CAPEX) totaled R$3.7 billion over the last 12 months, which represents a decrease of 9.3% compared to the accumulated FCF of the previous period. Despite the operating improvement registered in the period, FCF was affected by the expansion of the financial cycle, due to the aforementioned factors, and CAPEX, which was higher than the previous period due to investment phasing, with the acceleration of projects as from the second quarter of the year.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Management Report / Comments on the Performance

Interests on  Capital and Dividends

The Board of Directors' extraordinary meeting held on June 18, 2015 approved the distribution of R$426 million referring to interest on capital, corresponding to R$0.5024 per outstanding share, subject to withholding tax at the source by applying the respective rate. Payments shall be made to shareholders on August 14, 2015, based on the shareholding position of June 30, 2015 (see Explanatory Note 26.2).

Detailed Results of Discontinued Operations (Dairy Products)

As previously mentioned, in 2014, we announced the signing of a sales agreement with Lactalis do Brasil, a Parmalat S.p.A subsidiary, setting forth the terms and conditions for the sale of BRF's dairy industry plants, including the corresponding assets and trademarks dedicated to such segment. As announced on July 1st, 2015, the transaction was approved by CADE and the transaction was concluded. The Company will report its results without the operation starting from 3Q15, period during which the sales cash proceeds will be credited.

In accordance with the legislation in force, in this report, the results of such operation are presented as discontinued operation results (see Explanatory Note 13.2), which are described as follows:

Net Operating Revenue (NOR) of the Discontinued Operations

Dairy	R$ Million					Thousand Tons					Average Price - R$
	2Q15	2Q14	y/y	1Q15	q/q	2Q15	2Q14	y/y	1Q15	q/q	2Q15	2Q14	y/y	1Q15	q/q
Dry Division	350	386	(9.2%)	320	9.4%	140	140	0.1%	140	0.4%	2.50	2.75	(9.3%)	2.29	9.0%
Frozen and Fresh Division	195	290	(32.7%)	204	(4.5%)	44	56	(20.2%)	48	(7.8%)	4.40	5.21	(15.7%)	4.24	3.6%
Other sales	33	0	-	20	63.5%	32	0	-	26	22.8%	1.03	-	-	0.78	33.2%
Total without Other Sales	545	676	(19.3%)	525	3.9%	185	196	(5.7%)	188	(1.7%)	2.95	3.45	(14.4%)	2.79	5.8%
Total	578	676	(14.4%)	545	6.1%	216	196	10.5%	214	1.2%	2.67	3.45	(22.6%)	2.55	4.9%

In 2Q15, NOR for Dairy discontinued operations  reached R$578 million, 14.4% lower in the annual comparison, boosted by a 22.6% average price decrease in Reais in the same comparison, which was partially offset by the 10.5% volume increase y/y, particularly impacted by other sales.

On a quarterly comparison, there was an increase of 9.4% in NOR, boosted by higher average prices in Reais (+9.0%) and almost stable volumes.

Operating Income (EBIT) of Discontinued Operations

Dairy - R$ Million	2Q15	2Q14	y/y	1Q15	q/q
NOR	578	676	(14.4%)	545	6.1%
EBIT	(11)	25	(145.3%)	4	(381.0%)
EBIT Margin (%)	(1.9%)	3.7%	(5.6) p.p.	0.7%	(2.7) p.p.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Management Report / Comments on the Performance

In 2Q15, EBIT for discontinued operations  represented R$11 million negative, versus R$25 million positive in 2Q14 and R$4 million positive in 1Q15. EBIT margin remained in -1.9%, versus 3.7% in 2Q14 and 0.7% in 1Q15.

Stock Market

At the end of the quarter, the Company's market value was R$57.3 billion.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Management Report / Comments on the Performance

Performance of shares at BM&FBovespa (1S15)

Performance of ADRs at NYSE (1S15)

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Management Report / Comments on the Performance

Diffused Control

Base: 06.30.2015

Number of shares: 872,473,246 (common)

Capital Stock: R$12.5 billion

Social Balance Sheet and Human Capital

BRF continues to capture operational synergies and efficiencies. In its operation, the Company relies on a strategic geographic positioning of its 34 plants in Brazil (excluding the Dairy plants which are the subject of the sales contract signed with Lactalis), 7 industrial plants in Argentina, 2 in Europe (England and Netherlands), and 1 in United Arab Emirates (Abu Dhabi), 20 distribution centers in Brazil and 17 overseas, 23 offices in the foreign market, in addition to TSPs, farms and sales offices. Currently, the Company has over 104 thousand employees around the world, focused on continuous improvement of quality indicators, service level and work performance.

The Company's transformation movement along with “Viva BRF” is still valuing the human capital and implementing development programs for the present and future BRF's leaders.

Health, Safety and Environment Management (“HSE”)

The HSE Management continues to focus on reducing workplace accidents and has been consolidating its performance on an annual basis. In 1H15, we obtained a frequency rate of accidents with lost time of 1.69, an improvement when compared to 1.82 in 1Q15. The Company's challenge is to reach 1.30 as the maximum admissible value for 2015. Whereas the rate of severity of lost time accidents was 63% lower compared to the 1H14.

Stock Option Plan

The Company has currently 10,295,963 stock options granted to 211 executives, with a maximum exercise period of five years, as established in the Regulation of the Stock Based Remuneration Plan, approved on March 31, 2015 and amended on April 24, 2012, September 4, 2013, March 4, 2014 and April 8, 2015 at the Annual Ordinary/Extraordinary General Shareholder’s Meeting, contenplating the CEO, vice-president, directors and other BRF executives.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Management Report / Comments on the Performance

Relationship with independent auditors

Pursuant to CVM Instruction no. 381, on January 14, 2003, the Company informs that its policy of hiring services not related to the external audit is based on principles that preserve the independence of the auditor.

In compliance with CVM Instruction No. 381/03, we hereby inform that, during the six month period ended June 30, 2015, Ernst & Young Auditores Independentes S.S. was hired to perform the services not related to external audit (assessment report of net assets and the senior notes issuing a comfort letter), representing roughly 21% of the total annual audit fees related to the external audit services to BRF and its subsidiaries. Such services did not affect the Independent Auditors' independence and objectivity by reason of definition of the scope and procedures performed.

Pursuant to CVM Instruction 480/09, the management, in a meeting held on July 30, 2015, hereby states that it discussed, reviewed and agreed on the information expressed in the independent auditor's review report on financial information relating to 2Q15.

Disclaimer

The statements herein contained with regard to the Company's business perspective, projected operating and financial results and the Company’s growth potential are merely forecasts based on Management’s expectations for the Company’s future.  These estimates are highly dependent on market changes and on the economic performance of Brazil, the electricity industry and the international market and are, therefore, subject to changes.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Management Report / Comments on the Performance

(The following tables present the Income Statement, the Balance Sheet and Cash Flow Statement of the continued operations and, as a base for comparison, also the statements of the continued + discontinued operations).

BRF S.A. Consolidated

Financial Statement from Continued Operations - R$ Million	2Q15	2Q14	y/y	1Q15	q/q

Net Operating Revenues	7,913	7,015	12.8%	7,048	12.3%

Cost of Sales	(5,388)	(5,114)	5.4%	(4,885)	10.3%
% of the NOR	(68.1%)	(72.9%)	4.8 p.p.	(69.3%)	1.2 p.p.

Gross Profit	2,525	1,901	32.8%	2,164	16.7%
% of the NOR	31.9%	27.1%	4.8 p.p.	30.7%	1.2 p.p.

Operating Expenses	(1,269)	(1,130)	12.3%	(1,191)	6.6%
% of the NOR	(16.0%)	(16.1%)	0.1 p.p.	(16.9%)	0.9 p.p.
Selling Expenses	(1,154)	(1,029)	12.2%	(1,084)	6.5%
% of the NOR	(14.6%)	(14.7%)	0.1 p.p.	(15.4%)	0.8 p.p.
Fixed	(751)	(643)	16.8%	(701)	7.1%
Variable	(403)	(386)	4.6%	(382)	5.5%
General and Administrative Expenses	(115)	(102)	13.1%	(108)	6.8%
% of the NOR	(1.5%)	(1.4%)	(0.1) p.p.	(1.5%)	0.0 p.p.
Honorary of our Administrators	(6)	(6)	1.4%	(7)	(4.5%)
% of the NOR	(0.1%)	(0.1%)	0.0 p.p.	(0.1%)	0.0 p.p.
General and Administrative	(108)	(95)	13.9%	(101)	7.6%
% of the NOR	(1.4%)	(1.4%)	0.0 p.p.	(1.4%)	0.0 p.p.

Operating Income	1,255	771	62.8%	973	29.1%
% of the NOR	15.9%	11.0%	4.9 p.p.	13.8%	2.1 p.p.

Other Operating Results	(189)	(115)	64.9%	(273)	(30.7%)

Equity Income	(8)	11	(179.4%)	(59)	(85.6%)

EBIT	1,058	667	58.6%	641	65.0%
% of the NOR	13.4%	9.5%	3.9 p.p.	9.1%	4.3 p.p.

Net Financial Income	(657)	(394)	66.7%	(108)	510.6%

Income before Taxes	401	273	46.9%	533	(24.8%)
% of the NOR	5.1%	3.9%	1.2 p.p.	7.6%	(2.5) p.p.
Income Tax and Social Contribution	(29)	(24)	18.5%	(72)	(60.0%)
% of Income before Taxes	(7.1%)	(8.9%)	1.7 p.p.	(13.4%)	6.3 p.p.

Net Income before Non-Controlling Shareholders	373	249	49.7%	462	(19.3%)

Non-Controlling Shareholders	(8)	0	3696.7%	(48)	-

Net Income from Continued Operations	364	249	46.6%	462	(21.0%)
% of the NOR	4.6%	3.5%	1.1 p.p.	6.5%	(1.9) p.p.

Net Income from Discontinued Operations	(10)	18	(154.4%)	3	(437.4%)

Net Income (Continued + Discontinued Operations)	354	267	32.7%	465	(23.7%)
% of the NOR	4.2%	3.5%	0.7 p.p.	6.1%	(1.9) p.p.
EBITDA From Continued Operations	1,380	961	43.6%	951	45.1%
% of the NOR	17.4%	13.7%	3.7 p.p.	13.5%	3.9 p.p.

EBITDA (Continued + Discontinued Operations)	1,373	1,002	36.9%	955	43.7%
% of the NOR	16.2%	13.0%	3.2 p.p.	12.6%	3.6 p.p.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Management Report / Comments on the Performance

BRF S.A. Consolidated

Financial Statement from Continued Operations - R$ Million	1H15	1H14	∆%

Net Operating Revenues	14,961	13,722	9.0%

Cost of Sales	(10,273)	(10,045)	2.3%
% of the NOR	(68.7%)	(73.2%)	4.5 p.p.

Gross Profit	4,688	3,677	27.5%
% of the NOR	31.3%	26.8%	4.5 p.p.

Operating Expenses	(2,460)	(2,224)	10.6%
% of the NOR	(16.4%)	(16.2%)	(0.2) p.p.
Selling Expenses	(2,238)	(2,029)	10.3%
% of the NOR	(15.0%)	(14.8%)	(0.2) p.p.
Fixed	(1,452)	(1,246)	16.5%
Variable	(786)	(782)	0.4%
General and Administrative Expenses	(222)	(196)	13.6%
% of the NOR	(1.5%)	(1.4%)	(0.1) p.p.
Honorary of our Administrators	(13)	(13)	2.9%
% of the NOR	(0.1%)	(0.1%)	0.0 p.p.
General and Administrative	(209)	(183)	14.4%
% of the NOR	(1.4%)	(1.3%)	(0.1) p.p.

Operating Income	2,228	1,453	53.4%
% of the NOR	14.9%	10.6%	4.3 p.p.

Other Operating Results	(462)	(235)	96.3%

Equity Income	(67)	22	(403.7%)

EBIT	1,699	1,239	37.1%
% of the NOR	11.4%	9.0%	2.4 p.p.

Net Financial Income	(764)	(590)	29.4%

Income before Taxes	935	649	44.0%
% of the NOR	6.2%	4.7%	1.5 p.p.
Income Tax and Social Contribution	(100)	(73)	37.8%
% of Income before Taxes	(10.7%)	(11.2%)	0.5 p.p.

Net Income before Non-Controlling Shareholders	834	576	44.8%

Non-Controlling Shareholders	(8)	(4)	92.3%

Net Income from Continued Operations	826	572	44.5%
% of the NOR	5.5%	4.2%	1.3 p.p.

Net Income from Discontinued Operations	(7)	11	(166.5%)

Net Income (Continued + Discontinued Operations)	819	583	40.6%
% of the NOR	5.1%	3.9%	1.2 p.p.
EBITDA From Continued Operations	2,331	1,817	28.3%
% of the NOR	15.6%	13.2%	2.4 p.p.

EBITDA (Continued + Discontinued Operations)	2,328	1,863	24.9%
% of the NOR	14.5%	12.4%	2.1 p.p.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Management Report / Comments on the Performance

BRF S.A. Consolidated

Balance Sheet from Continued Operations - R$ Million	30.06.15	31.03.15	31.12.14
Assets
Current Assets
Cash and Cash Equivalents	4,635	5,874	6,007
Financial Investments	589	614	587
Accounts Receivable	2,915	2,562	3,047
Recoverable Taxes	1,082	990	1,009
Dividends/Interest on shareholders' equity receivable	0	1	10
Securities Receivable	224	221	215
Inventories	3,520	3,337	2,941
Biological Assets	1,246	1,201	1,131
Other Financial Assets	397	476	43
Other Receivables	277	262	268
Anticipated expenses	264	272	271
Non-Current Assets held to sale and discontinued operation	2,028	1,963	1,958
Total Current Assets	17,176	17,775	17,488

Non-Current Assets
Long-term assets	3,566	3,984	3,789
Cash Investments	66	64	62
Accounts Receivable	7	9	8
Judicial Deposits	670	627	616
Biological Assets	707	697	683
Securities Receivable	229	337	362
Recoverable Taxes	756	933	912
Deferred Taxes	754	888	714
Other Receivables	127	120	115
Restricted Cash	250	308	317

Permanent Assets	15,441	14,958	14,826
Investments	447	391	438
Property, Plant and Equipment	10,261	10,090	10,059
Intangible	4,734	4,477	4,329
Total Non-Current Assets	19,007	18,942	18,615

Total Assets	36,184	36,717	36,104

Liabilities and Equity
Current Liabilities
Loans and Financing	2,081	2,427	2,739
Suppliers	4,732	4,381	3,977
Payroll and Mandatory Social Charges	544	478	427
Taxes Payable	306	366	300
Dividends/Interest on Shareholders’ Equity	387	3	431
Management and Staff Profit Sharing	163	107	396
Other Financial Liabilities	409	656	257
Provisions	240	255	243
Employee Pension Plan	56	56	56
Other Liabilities	287	219	234
Liabilities related to non-current assets held for sale and discontinued operations	527	520	508
Total Current Liabilities	9,731	9,467	9,569

Non-Current Liabilities
Loans and Financing	9,274	10,295	8,850
Suppliers	148	154	161
Taxes and Social Charges Payable	31	28	26
Provision for Tax, Civil and Labor Contingencies	962	924	943
Deferred Taxes	115	126	90
Employee Pension Plan	267	269	258
Other Liabilities	858	530	516
Total Non-Current Liabilities	11,656	12,325	10,845

Total Liabilities	21,386	21,792	20,414

Shareholders' Equity
Capital Stock	12,460	12,460	12,460
Capital Reserves	(42)	104	109
Profit Reserves	4,000	3,974	3,946
Other Related Results	(672)	(864)	(620)
Retained Profits	819	465	0
Transfer Reserves and Tax Incentives	(54)	(28)	-
Treasury Shares	(1,557)	(1,304)	(305)

Non-Controling Shareholders	269	117	99
Total Shareholders' Equity	14,797	14,925	15,690

Total Liabilities and Shareholders' Equity	36,184	36,717	36,104

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Management Report / Comments on the Performance

BRF S.A. Consolidated

Cash Flow from Continued Operations - R$ Million	2Q15	2Q14	y/y	1Q15	q/q
Operating Activities
Result for the Fiscal Year	364	249	46.6%	462	(21.0%)
Adjustments to the Result	764	489	56.2%	935	(18.3%)

Changes in Assets and Liabilities
Accounts Receivable from Clients	(312)	208	(250.2%)	424	(173.5%)
Inventory	(100)	9	(1189.9%)	(395)	(74.6%)
Biological Assets	(45)	10	(570.1%)	(71)	(36.3%)
Interest on Shareholders' Equity Received	6	28	(79.6%)	9	(35.7%)
Suppliers	325	261	24.5%	380	(14.5%)
Payment of Contingencies	(27)	(85)	(68.6%)	(55)	(51.3%)
Interest Payments	(249)	(162)	54.1%	(120)	107.7%
Payment of Income Tax and Social Contribution	(3)	(2)	60.6%	(1)	186.7%
Salaries, Social Obligations and Others	59	181	(67.6%)	(94)	(162.4%)
Net Cash provided by the Continued Operating Activities	782	1,186	(34.1%)	1,475	(47.0%)
Net Cash provide by the Discontinued Operating Activities	(4)	13	(127.9%)	6	(159.7%)
Cash and Cash Equivalents by Discontinued Operating Activities	(10)	-	-	-	-
Net Cash provided by Operating Activities	768	1,198	(35.9%)	1,481	(48.1%)

Investment Activities
Financial Investments	(3)	(2)	41.4%	75	(103.9%)
Investment in Restricted Cash	(7)	(5)	22.0%	(5)	26.2%
Acquisition of Companies	(74)	(52)	43.6%	-	-
Acquisition of Interests in Joint Venture	(60)	(0)	-	(0)	-
Acquisition of Fixed Assets/Investments	(422)	(271)	55.8%	(157)	169.0%
Acquisition of Biological Assets	(144)	(132)	9.6%	(132)	9.2%
Revenue from the Sale of Fixed Assets	42	42	(0.4%)	40	4.7%
Intangible Investments	(18)	(3)	456.3%	(7)	156.2%
Net Cash provided by the Continued Investment Activities	(686)	(423)	62.3%	(187)	267.0%
Net Cash provided by the discontinued Investment Activities	(6)	(13)	(50.8%)	(6)	5.1%
Net Cash provided by Investment Activities	(693)	(436)	59.0%	(193)	258.9%

Financing Activities
Loans and Financing	(956)	547	(274.8%)	(504)	89.7%
Interest on Shareholders' Equity	0	0	-	(463)	(100.0%)
Sale of Treasury Shares	(264)	(50)	424.1%	(1,029)	(74.4%)
Disposal of Treasury Shares	8	45	(82.3%)	19	(58.4%)
Net Cash provided by Financing Activities	(1,211)	542	(323.4%)	(1,977)	(38.7%)

Effect of Exchange Rate Variation on Cash and Cash Equivalents	(103)	(40)	157.9%	556	(118.5%)

Net Increase (Decrease) in Cash Held	(1,239)	1,265	(197.9%)	(133)	830.2%

Cash and Cash Equivalents at the Beginning of the Period	5,874	3,313	77.3%	6,007	(2.2%)
Cash and Cash Equivalents at the End of the Period	4,635	4,578	1.2%	5,874	(21.1%)

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Management Report / Comments on the Performance

BRF S.A. Consolidated

Cash Flow from Continued Operations - R$ Million	1H15	1H14	∆%
Operating Activities
Result for the Fiscal Year	826	572	44.5%
Adjustments to the Result	1,699	755	125.2%

Changes in Assets and Liabilities
Accounts Receivable from Clients	112	692	(83.8%)
Inventory	(495)	68	(830.6%)
Biological Assets	(116)	12	(1060.5%)
Interest on Shareholders' Equity Received	15	28	(47.8%)
Suppliers	705	315	124.1%
Payment of Contingencies	(81)	(124)	(34.3%)
Interest Payments	(369)	(284)	30.1%
Payment of Income Tax and Social Contribution	(4)	(5)	(15.8%)
Salaries, Social Obligations and Others	(35)	95	(136.9%)
Net Cash provided by the Continued Operating Activities	2,257	2,124	6.3%
Net Cash provide by the Discontinued Operating Activities	2	26	(90.8%)
Cash and Cash Equivalents by Discontinued Operating Activities	(10)	0	-
Net Cash provided by Operating Activities	2,249	2,150	4.6%

Investment Activities
Financial Investments	72	1	6658.7%
Investment in Restricted Cash	(12)	(10)	21.7%
Acquisition of Companies	(74)	(52)	43.6%
Acquisition of Interests in Joint Venture	(61)	(2)	3024.9%
Acquisition of Fixed Assets/Investments	(579)	(471)	23.0%
Acquisition of Biological Assets	(277)	(252)	9.8%
Revenue from the Sale of Fixed Assets	82	90	(9.0%)
Intangible Investments	(24)	(3)	613.4%
Net Cash provided by the Continued Investment Activities	(873)	(698)	25.1%
Net Cash provided by the discontinued Investment Activities	(12)	(26)	(53.1%)
Net Cash provided by Investment Activities	(886)	(725)	22.2%

Financing Activities
Loans and Financing	(1,460)	478	(405.3%)
Interest on Shareholders' Equity	(463)	(365)	26.9%
Sale of Treasury Shares	(1,292)	(50)	2470.3%
Disposal of Treasury Shares	27	70	(60.7%)
Net Cash provided by Financing Activities	(3,188)	132	(2508.3%)

Effect of Exchange Rate Variation on Cash and Cash Equivalents	453	(107)	(522.3%)

Net Increase (Decrease) in Cash Held	(1,372)	1,451	(194.6%)

Cash and Cash Equivalents at the Beginning of the Period	6,007	3,128	92.1%
Cash and Cash Equivalents at the End of the Period	4,635	4,578	1.2%

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Management Report / Comments on the Performance

BRF S.A. Consolidated

Financial Statement (Continued + Discontinued Operations) - R$ Million	2Q15	2Q14	y/y	1Q15	q/q

Net Operating Revenues	8,491	7,691	10.4%	7,593	11.8%

Cost of Sales	(5,857)	(5,647)	3.7%	(5,321)	10.1%
% of the NOR	(69.0%)	(73.4%)	4.4 p.p.	(70.1%)	1.1 p.p.

Gross Profit	2,634	2,044	28.9%	2,272	15.9%
% of the NOR	31.0%	26.6%	4.4 p.p.	29.9%	1.1 p.p.

Operating Expenses	(1,376)	(1,246)	10.5%	(1,286)	7.0%
% of the NOR	(16.2%)	(16.2%)	-	(16.9%)	0.7 p.p.
Selling Expenses	(1,254)	(1,137)	10.3%	(1,173)	6.9%
% of the NOR	(14.8%)	(14.8%)	-	(15.4%)	0.7 p.p.
Fixed	(797)	(707)	12.7%	(742)	7.4%
Variable	(457)	(429)	6.4%	(431)	6.0%
General and Administrative Expenses	(123)	(109)	12.7%	(113)	8.4%
% of the NOR	(1.4%)	(1.4%)	-	(1.5%)	-
Honorary of our Administrators	(7)	(7)	(5.6%)	(7)	(8.7%)
% of the NOR	(0.1%)	(0.1%)	-	(0.1%)	-
General and Administrative	(116)	(102)	14.0%	(106)	9.6%
% of the NOR	(1.4%)	(1.3%)	-	(1.4%)	-

Operating Income	1,257	798	57.5%	986	27.5%
% of the NOR	14.8%	10.4%	4.4 p.p.	13.0%	1.8 p.p.

Other Operating Results	(201)	(117)	71.4%	(281)	(28.5%)

Equity Income	(9)	11	(184.9%)	(60)	(84.3%)

EBIT	1,047	692	51.3%	645	62.3%
% of the NOR	12.3%	9.0%	3.3 p.p.	8.5%	3.8 p.p.

Net Financial Income	(657)	(394)	66.8%	(108)	510.8%

Income before Taxes	390	298	30.8%	537	(27.5%)
% of the NOR	4.6%	3.9%	0.7 p.p.	7.1%	(2.5) p.p.
Income Tax and Social Contribution	(27)	(31)	(10.8%)	(73)	(62.5%)
% of Income before Taxes	(7.0%)	(10.3%)	3.3 p.p.	(13.5%)	6.5 p.p.

Net Income before Non-Controlling Shareholders	362	267	35.6%	465	(22.0%)

Non-Controlling Shareholders	(8)	0	-	0	-

Net Income	354	267	32.7%	465	(23.7%)
% of the NOR	4.2%	3.5%	0.7 p.p.	6.1%	(1.9) p.p.

EBITDA	1,373	1,002	36.9%	955	43.7%
% of the NOR	16.2%	13.0%	3.1 p.p.	12.6%	3.6 p.p.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Management Report / Comments on the Performance

BRF S.A. Consolidated

Financial Statement (Continued + Discontinued Operations) - R$ Million	1H15	1H14	∆%

Net Operating Revenues	16,084	15,030	7.0%

Cost of Sales	(11,178)	(11,093)	0.8%
% of the NOR	(69.5%)	(73.8%)	4.3 p.p.

Gross Profit	4,905	3,936	24.6%
% of the NOR	30.5%	26.2%	4.3 p.p.

Operating Expenses	(2,662)	(2,459)	8.2%
% of the NOR	(16.6%)	(16.4%)	(0.2) p.p.
Selling Expenses	(2,426)	(2,249)	7.9%
% of the NOR	(15.1%)	(15.0%)	(0.1) p.p.
Fixed	(1,539)	(1,380)	11.5%
Variable	(887)	(869)	2.1%
General and Administrative Expenses	(236)	(211)	12.0%
% of the NOR	(1.5%)	(1.4%)	(0.1) p.p.
Honorary of our Administrators	(14)	(14)	(1.8%)
% of the NOR	(0.1%)	(0.1%)	-
General and Administrative	(222)	(197)	12.9%
% of the NOR	(1.4%)	(1.3%)	(0.1) p.p.

Operating Income	2,243	1,477	51.9%
% of the NOR	13.9%	9.8%	4.1 p.p.

Other Operating Results	(483)	(246)	96.2%

Equity Income	(69)	23	(406.2%)

EBIT	1,691	1,254	34.9%
% of the NOR	10.5%	8.3%	2.2 p.p.

Net Financial Income	(764)	(590)	29.5%

Income before Taxes	927	663	39.8%
% of the NOR	5.8%	4.4%	1.4 p.p.
Income Tax and Social Contribution	(100)	(76)	30.7%
% of Income before Taxes	(10.8%)	(11.5%)	0.7 p.p.

Net Income before Non-Controlling Shareholders	827	587	41.0%

Non-Controlling Shareholders	(8)	(4)	92.3%

Net Income	819	583	40.6%
% of the NOR	5.1%	3.9%	1.2 p.p.

EBITDA	2,328	1,863	24.9%
% of the NOR	14.5%	12.4%	2.1 p.p.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Management Report / Comments on the Performance
BRF S.A. Consolidated

Balance Sheet (Continued + Discontinued Operations) - R$ Million	30.06.15	31.03.15	31.12.14
Assets
Current Assets
Cash and Cash Equivalents	4,645	5,874	6,007
Financial Investments	589	614	587
Accounts Receivable	3,067	2,795	3,280
Recoverable Taxes	1,098	990	1,009
Dividends/Interest on shareholders' equity receivable	0	1	10
Assets held for Sale	105	73	75
Securities Receivable	224	221	215
Inventories	3,800	3,550	3,154
Biological Assets	1,246	1,201	1,131
Other Financial Assets	397	476	43
Other Receivables	279	262	268
Anticipated expenses	266	272	271
Total Current Assets	15,715	16,331	16,051

Non-Current Assets
Long-term assets	3,352	3,771	3,789
Cash Investments	66	64	62
Accounts Receivable	7	9	8
Judicial Deposits	670	627	616
Biological Assets	708	697	683
Securities Receivable	229	337	362
Recoverable Taxes	756	933	912
Deferred Taxes	538	676	714
Other Receivables	127	120	115
Restricted Cash	250	308	317

Permanent Assets	16,893	16,402	16,264
Investments	461	407	454
Property, Plant and Equipment	11,697	10,800	10,810
Intangible	4,734	5,195	5,000
Total Non-Current Assets	20,245	20,174	20,053

Total Assets	35,959	36,504	36,104

Liabilities and Equity
Current Liabilities
Loans and Financing	2,081	2,427	2,739
Suppliers	4,956	4,660	4,256
Payroll and Mandatory Social Charges	582	492	441
Taxes Payable	326	380	314
Dividends/Interest on Shareholders’ Equity	387	3	431
Management and Staff Profit Sharing	163	107	396
Other Financial Liabilities	409	656	257
Provisions	240	255	243
Employee Pension Plan	56	56	56
Other Liabilities	294	219	234
Total Current Liabilities	9,494	9,254	9,369

Non-Current Liabilities
Loans and Financing	9,274	10,295	8,850
Suppliers	148	154	161
Taxes and Social Charges Payable	31	28	26
Provision for Tax, Civil and Labor Contingencies	962	924	943
Deferred Taxes	115	126	291
Employee Pension Plan	279	269	258
Other Liabilities	858	530	516
Total Non-Current Liabilities	11,668	12,325	11,045

Total Liabilities	21,162	21,580	20,414

Shareholders' Equity
Capital Stock	12,460	12,460	12,460
Capital Reserves	(42)	104	109
Profit Reserves	4,000	3,974	3,946
Other Related Results	(672)	(864)	(620)
Retained Profits	819	465	0
Transfer Reserves and Tax Incentives	(54)	(28)	-
Treasury Shares	(1,557)	(1,304)	(305)

Non-Controling Shareholders	269	117	99
Total Shareholders' Equity	14,797	14,925	15,690

Total Liabilities and Shareholders' Equity	35,959	36,504	36,104

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Management Report / Comments on the Performance
BRF S.A. Consolidated

Cash Flow (Continued + Discontinued Operations) - R$ Million	2Q15	2Q14	y/y	1Q15	q/q
Operating Activities
Result for the Fiscal Year	354	267	32.7%	465	(23.7%)
Adjustments to the Result	760	505	50.5%	936	(18.8%)

Changes in Assets and Liabilities
Accounts Receivable from Clients	(230)	208	(210.8%)	424	(154.3%)
Inventory	(168)	9	(1923.6%)	(395)	(57.5%)
Biological Assets	(45)	10	(570.1%)	(71)	(36.3%)
Interest on Shareholders' Equity Received	6	28	(79.6%)	9	(35.7%)
Suppliers	270	261	3.6%	380	(28.9%)
Payment of Contingencies	(27)	(85)	(68.6%)	(55)	(51.3%)
Interest Payments	(249)	(162)	54.1%	(120)	107.7%
Payment of Income Tax and Social Contribution	(3)	(2)	60.6%	(1)	186.7%
Salaries, Social Obligations and Others	109	159	(31.2%)	(92)	(219.4%)
Net Cash provided by Operating Activities	778	1,198	(35.1%)	1,481	(47.4%)

Investment Activities
Financial Investments	(3)	(2)	41.4%	75	(103.9%)
Investment in Restricted Cash	(7)	(5)	22.0%	(5)	26.2%
Acquisition of Companies	(74)	(52)	43.6%	-	-
Acquisition of Interests in Joint Venture	(60)	(0)	-	(0)	-
Acquisition of Fixed Assets/Investments	(429)	(284)	51.0%	(163)	163.0%
Acquisition of Biological Assets	(144)	(132)	9.6%	(132)	9.2%
Revenue from the Sale of Fixed Assets	42	42	(0.4%)	40	4.7%
Intangible Investments	(18)	(3)	456.3%	(7)	156.2%
Net Cash provided by Investment Activities	(693)	(436)	59.0%	(193)	258.9%

Financing Activities
Loans and Financing	(956)	547	(274.8%)	(504)	89.7%
Interest on Shareholders' Equity	-	-	-	(463)	-
Sale of Treasury Shares	(264)	(50)	424%	(1,029)	(74.4%)
Disposal of Treasury Shares	8	45	(82.3%)	19	(58.4%)
Net Cash provided by Financing Activities	(1,211)	542	(323.4%)	(1,977)	(38.7%)

Effect of Exchange Rate Variation on Cash and Cash Equivalents	(103)	(40)	157.9%	556	(118.5%)

Net Increase (Decrease) in Cash Held	(1,229)	1,265	(197.1%)	(133)	822.5%

Cash and Cash Equivalents at the Beginning of the Period	5,874	3,313	77.3%	6,007	(2.2%)
Cash and Cash Equivalents at the End of the Period	4,645	4,578	1.5%	5,874	(20.9%)

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Management Report / Comments on the Performance

BRF S.A. Consolidated

Cash Flow (Continued + Discontinued Operations) - R$ Million	1H15	1H14	∆%
Operating Activities
Result for the Fiscal Year	819	583	40.6%
Adjustments to the Result	1,696	786	115.8%

Changes in Assets and Liabilities
Accounts Receivable from Clients	194	692	(72.0%)
Inventory	(563)	68	(930.2%)
Biological Assets	(116)	12	(1060.5%)
Interest on Shareholders' Equity Received	15	28	(47.8%)
Suppliers	650	315	106.7%
Payment of Contingencies	(81)	(124)	(34.3%)
Interest Payments	(369)	(284)	30.1%
Payment of Income Tax and Social Contribution	(4)	(5)	(15.8%)
Salaries, Social Obligations and Others	18	79	(77.6%)
Net Cash provided by Operating Activities	2,259	2,150	5.1%

Investment Activities
Financial Investments	72	1	6658.7%
Investment in Restricted Cash	(12)	(10)	21.7%
Acquisition of Companies	(74)	(52)	43.6%
Acquisition of Interests in Joint Venture	(61)	(2)	3024.9%
Acquisition of Fixed Assets/Investments	(592)	(497)	18.9%
Acquisition of Biological Assets	(277)	(252)	9.8%
Revenue from the Sale of Fixed Assets	82	90	(9.0%)
Intangible Investments	(24)	(3)	613.4%
Net Cash provided by Investment Activities	(886)	(725)	22.2%

Financing Activities
Loans and Financing	(1,460)	478	(405.3%)
Interest on Shareholders' Equity	(463)	(365)	26.9%
Sale of Treasury Shares	(1,292)	(50)	2470.3%
Disposal of Treasury Shares	27	70	(60.7%)
Net Cash provided by Financing Activities	(3,188)	132	(2508.3%)

Effect of Exchange Rate Variation on Cash and Cash Equivalents	453	(107)	(522.3%)

Net Increase (Decrease) in Cash Held	(1,362)	1,451	(193.9%)

Cash and Cash Equivalents at the Beginning of the Period	6,007	3,128	92.1%
Cash and Cash Equivalents at the End of the Period	4,645	4,578	1.5%

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

1.            COMPANY’S OPERATIONS

BRF S.A. (“BRF”) and its consolidated subsidiaries (collectively the “Company”) is one of Brazil’s largest companies in the food industry. BRF is a public company, listed on the New Market of Brazilian Securities, Commodities & Futures Exchange (“BM&FBOVESPA”), under the ticker BRFS3, and listed on the New York Stock Exchange (“NYSE”), under the ticker BRFS. Its headquarter are located at 475, Rua Jorge Tzachel in the City of Itajaí, State of Santa Catarina. With a focus on raising, producing and slaughtering of poultry and  pork for processing, production and sale of fresh meat, processed products, pasta, sauce, mayonnaise, frozen vegetables and soybean by-products, among which the following are highlighted:

•                Whole chickens and turkeys, frozen cuts of chicken, turkey and pork;

•                Ham products, bologna, sausages, frankfurters and other smoked products;

•                Hamburgers, breaded meat products and meatballs;

•                Lasagnas, pizzas, cheese breads, pies and frozen vegetables;

•                Margarine, sauces and mayonnaise; and

•                Soy meal and refined soy flour, as well as animal feed.

As disclosed in the consolidated financial statements for the year ended December 31, 2014, the Company's Management decided to discontinue segment of dairy products after analyzing an offer for acquisition made by a subsidiary of Groupe Lactalis, details of which are presented in note 13.

The Company's Management has also changed its management structure and thus, six-month period ended June 30, 2015, the Company’s activities became organized in 5 operating segments, being: Brazil, Europe, Middle East and Africa ("MEA"), Asia and Latin America ("LATAM") (note 5).

In Brazil, the Company operates 34 meat processing plants, 3 margarine processing plants, 3 pasta processing plants, 1 dessert processing plant and 3 soybean crushing plants, located close to the Company’s raw material suppliers or the main consumer centers.

The Company has an advanced distribution system and uses 20 distribution centers to deliver its products to supermarkets, retail stores, wholesalers, restaurants and other institutional customers in domestic and foreign markets.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

In the foreign market, the Company operates 7 meat processing plants, 1 margarine and oil processing plant, 1 sauces and mayonnaise processing plant, 1 frozen vegetables processing plant and 17 distribution centers, besides subsidiaries or sales offices in Argentina, Austria, Cayman Islands, Chile, China, France, Germany, Hungary, Italy, Japan, Kuwait, Nigeria, Oman, Portugal, Russia, Saudi Arabia, Singapore, South Africa, South Korea, Spain, The Netherlands, United Arab Emirates, United Kingdom, Uruguay and  Venezuela. The Company exports to more than 120 countries.

The table below summarizes the direct and indirect ownership interests of the Company, as well as the activities of each subsidiary, associate and joint venture:

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

1.1.        Interest in subsidiaries

					% equity interest
Entity		Main activity	Country	Participation	06.30.15	12.31.14

Avipal Centro-Oeste S.A.	(a)	Industrialization and commercializations of milk	Brazil	Direct	100.00%	100.00%
BRF GmbH		Holding	Austria	Direct	100.00%	100.00%
Al Khan Foodstuff LLC		Import, commercialization and distribution of products	Oman	Joint venture	40.00%	40.00%
Al-Wafi Food Products Factory LLC		Industrialization and commercialization of products	United Arab Emirates	Indirect	49.00%	49.00%
Badi Ltd.		Import and commercialization of products	United Arab Emirates	Indirect	100.00%	100.00%
Al-Wafi Al-Takamol Imp.		Import and commercialization of products	Saudi Arabia	Indirect	75.00%	75.00%
BRF Al Yasra Food K.S.C.C.		Import and commercialization and distribution of products	Kuwait	Indirect	75.00%	75.00%
BRF Foods GmbH		Industralization, import and commercialization of products	Austria	Indirect	100.00%	100.00%
BRF Foods LLC		Import and commercialization of products	Russia	Indirect	90.00%	90.00%
BRF France SARL	(k)	Marketing and logistics services	France	Indirect	100.00%	100.00%
BRF Global Company Nigeria Ltd.		Marketing and logistics services	Nigeria	Indirect	99.00%	99.00%
BRF Global Company South Africa Proprietary Ltd.		Import and commercialization of products	South Africa	Indirect	100.00%	100.00%
BRF Global Company Nigeria Ltd.		Marketing and logistics services	Nigeria	Indirect	1.00%	1.00%
BRF Global GmbH	(b)	Holding and trading	Austria	Indirect	100.00%	100.00%
Qualy 5201 B.V.	(b)	Import, commercialization of products and holding	The Netherlands	Indirect	100.00%	100.00%
Xamol Consultores Serviços Ltda.	(a)	Import and commercialization of products	Portugal	Indirect	100.00%	100.00%
BRF Japan KK		Marketing and logistics services	Japan	Indirect	100.00%	100.00%
BRF Korea LLC		Marketing and logistics services	Korea	Indirect	100.00%	100.00%
BRF Singapore PTE Ltd.		Marketing and logistics services	Singapore	Indirect	100.00%	100.00%
BRF Germany GmbH	(j)	Import and commercialization of products	Germany	Indirect	100.00%	100.00%
BRF Holland B.V.	(g)	Administrative services	The Netherlands	Indirect	100.00%	100.00%
BRF B.V.	(f)	Industrialization, import and commercializations of products	The Netherlands	Indirect	100.00%	100.00%
BRF Hungary LLC	(c)	Import and commercialization of products	Hungary	Indirect	100.00%	100.00%
BRF Iberia Alimentos SL	(l)	Marketing and logistics services	Spain	Indirect	100.00%	100.00%
BRF Invicta Ltd.	(o)	Import and commercialization and distribution of products	England	Indirect	62.00%	-
BRF UK Ltd.	(d)	Import and commercialization of products	England	Indirect	100.00%	100.00%
BRF Wrexham Ltd.	(e)	Industrialization, import and commercializations of products	England	Indirect	100.00%	100.00%
Invicta Food Group Ltd.	(b) (p)	Import and commercialization and distribution of products	England	Indirect	100.00%	-
Invicta Foods Ltd.		Import and commercialization and distribution of products	England	Indirect	100.00%	-
Invicta Foodservice Ltd.		Import and commercialization and distribution of products	England	Indirect	100.00%	-
BRF Italia SPA	(h)	Import and commercialization of products	Italy	Indirect	67.00%	67.00%
Federal Foods LLC		Import and commercialization of products	United Arab Emirates	Indirect	49.00%	49.00%
Perdigão Europe Ltd.		Import and commercialization of products	Portugal	Indirect	100.00%	100.00%
Perdigão International Ltd.		Import and commercialization of products	Cayman Island	Indirect	100.00%	100.00%
BFF International Ltd.		Financial fundraising	Cayman Island	Indirect	100.00%	100.00%
Highline International	(a)	Financial fundraising	Cayman Island	Indirect	100.00%	100.00%
Sadia Chile S.A.		Import and commercialization of products	Chile	Indirect	40.00%	40.00%
Sadia Foods GmbH	(a)	Import and commercialization of products	Germany	Indirect	100.00%	100.00%
BRF Foods LLC		Import and commercialization of products	Russia	Indirect	10.00%	10.00%
SATS BRF Food PTE Ltd.	(s)	Import, industrialization, commercialization and distribution of products	Singapore	Indirect	49.00%	-
Wellax Food Logistics C.P.A.S.U. Lda.		Import and commercialization of products	Portugal	Indirect	100.00%	100.00%
Elebat Alimentos S.A.	(i)	Industrialization and commercialization of products	Brazil	Direct	99.99%	99.00%
Nutrifont Alimentos S.A.		Industrialization and commercialization of products	Brazil	Affiliate	50.00%	-
Establecimiento Levino Zaccardi y Cia. S.A.		Industrialization and commercializations of dairy products	Argentina	Direct	98.26%	98.26%
K&S Alimentos S.A.		Industrialization and commercialization of products	Brazil	Affiliate	49.00%	49.00%
Minerva S.A.		Industrialization and commercialization of products	Brazil	Affiliate	16.29%	16.29%
Nutrifont Alimentos S.A.		Industrialization and commercialization of products	Brazil	Affiliate	-	50.00%
PP-BIO Administração de bem próprio S.A.		Management of assets	Brazil	Affiliate	33.33%	33.33%
PSA Laboratório Veterinário Ltda.		Veterinary activities	Brazil	Direct	100.00%	100.00%
Elebat Alimentos S.A.	(i)	Industrialization and commercialization of products	Brazil	Indirect	0.01%	1.00%
Sino dos Alpes Alimentos Ltda.	(a)	Industrialization and commercializations of products	Brazil	Indirect	99.99%	99.99%
PR-SAD Administração de bem próprio S.A.		Management of assets	Brazil	Affiliate	33.33%	33.33%
Quickfood S.A.		Industrialization and commercialization of products	Argentina	Direct	90.05%	90.05%
Sadia Alimentos S.A.	(n)	Import and commercialization of products	Argentina	Direct	43.00%	99.98%
Avex S.A.	(q)	Industrialization and commercialization of products	Argentina	Indirect	94.60%	95.00%
Flora Dánica S.A.	(r)	Industrialization and commercialization of products	Argentina	Indirect	-	95.00%
GB Dan S.A.	(r)	Industrialization and commercialization of products	Argentina	Indirect	-	5.00%
Flora San Luis S.A.	(r)	Industrialization and commercialization of products	Argentina	Indirect	-	95.00%
Flora Dánica S.A.	(r)	Industrialization and commercialization of products	Argentina	Indirect	-	5.00%
GB Dan S.A.	(r)	Industrialization and commercialization of products	Argentina	Indirect	-	95.00%
Flora San Luis S.A.	(r)	Industrialization and commercialization of products	Argentina	Indirect	-	5.00%
Sadia International Ltd.		Import and commercialization of products	Cayman Island	Direct	100.00%	100.00%
Sadia Chile S.A.		Import and commercialization of products	Chile	Indirect	60.00%	60.00%
Sadia Uruguay S.A.	(m)	Import and commercialization of products	Uruguay	Indirect	13.90%	100.00%
Avex S.A.	(q)	Import and commercialization of products	Argentina	Indirect	5.40%	5.00%
Sadia Alimentos S.A.	(n)	Import and commercialization of products	Argentina	Indirect	57.00%	0.02%
Sadia Overseas Ltd.		Financial fundraising	Cayman Island	Direct	100.00%	100.00%
Sadia Uruguay S.A.	(m)	Import and commercialization of products	Uruguay	Indirect	86.10%	-
UP Alimentos Ltda.		Industrialization and commercializations of products	Brazil	Affiliate	50.00%	50.00%
Vip S.A. Emp. Part. Imobiliárias		Commercialization of owned real state	Brazil	Direct	100.00%	100.00%
Establecimiento Levino Zaccardi y Cia. S.A.		Industrialization and commercializations of dairy products	Argentina	Indirect	1.74%	1.74%
Sino dos Alpes Alimentos Ltda.	(a)	Industrialization and commercializations of products	Brazil	Indirect	0.01%	0.01%

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

(a)       Dormant subsidiaries.

(b)       The wholly-owned subsidiary BRF Global GmbH started to operate as a trading in the European market as from May 1, 2013. In addition, it owns 101 direct subsidiaries in Madeira, Portugal, with an investment of R$4,745 as of June 30, 2015 (R$2,964 as of December 31, 2014) and 1 direct subsidiary in Den Bosch, The Netherlands, denominated Qualy 20 with an investment of R$5,234 as of June 30, 2015 (R$4,372 as of December 31, 2014). The wholly-owned subsidiary Qualy 5201 B.V. owns 213 subsidiaries in Den Bosch The Netherlands being the amount of this investment of R$17,349 as of June 30, 2015 (R$14,553 as of December 31, 2014). The indirect subsidiary Invicta Food Group Ltd. owns 118 direct subsidiaries in Ashford, England, with an investment of R$9,033 as of June 30, 2015. The purpose of these subsidiaries is to operate in the European market to increase the Company’s market share, which is regulated by a system of poultry and turkey meat import quotas.

(c)       On January 20, 2015, change the corporate name from Plusfood Hungary Trade and Service LLC to BRF Hungary LLC.

(d)       On February 06, 2015, change the corporate name from Plusfood UK Ltd. to BRF UK Ltd.

(e)       On February 06, 2015, change the corporate name from Plusfood Wrexham to BRF Wrexham Ltd.

(f)        On February 20, 2015, change the corporate name from Plusfood B.V. to BRF B.V.

(g)       On February 20, 2015, change the corporate name from Plusfood Holland B.V. to BRF Holland B.V.

(h)       On February 23, 2015, change the corporate name from Plusfood Italy SRL to BRF Italia SPA.

(i)        On February 27, 2015, change in equity interest through capital increase.

(j)        On March 16, 2015, change the corporate name from Plusfood Germany GmbH to BRF Germany GmbH.

(k)       On March 18, 2015, change the corporate name from Perdigão France SARL to BRF France SARL.

(l)        On March 23, 2015, change the corporate name from Plusfood Iberia SL to BRF Iberia Alimentos SL.

(m)      On April 08, 2015, acquisition of equity interest.

(n)       On April 17, 2015, acquisition of equity interest.

(o)       On April 22, 2015, acquisition of 62% equity interest of BRF Invicta Ltd.

(p)       On April 22, 2015, Invicta Food Group Ltd., contributed with its current operation in BRF Invicta Ltd.

(q)       On April 30, 2015, change in equity interest through capital increase.

(r)        On June 01, 2015, merged by Avex S.A.

(s)       On June 03, 2015, acquisition of 49% of equity interest of SATS BRF Food PTE Ltd.

1.2.        Seasonality

The Company does not operate with any significant seasonality through the year. In general, during the fourth quarter of each year demand in Brazil is slightly stronger than in the other quarters, due to Christmas and New Year Celebrations, being the best-selling products in this period are: turkey, Chester® and ham.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

2.            MANAGEMENT’S STATEMENT AND BASIS OF PREPARATION AND PRESENTATION OF FINANCIAL STATEMENTS

The Company’s individual and consolidated financial statements are prepared in accordance with International Financial Reporting Standards (“IFRS”), as issued by the International Accounting Standards Board (“IASB”) and interpretation issued by the International Financial Reporting Interpretations Committee (“IFRIC”), implemented in Brazil through Brazilian Accounting Pronouncements Committee (“CPC”) and its technical interpretations (“ICPC”) and guidelines (“OCPC”), approved by the Brazilian Securities Exchange Commission (“CVM”).

The Company’s individual and consolidated financial statements are expressed in millions of Brazilian Reais (“R$”), as well as the amounts disclosed therein, when applicable, were also expressed in thousands. The result information is prepared by their accumulated over the same period last year.

The preparation of the Company’s individual and consolidated financial statements requires Management to make judgments, use estimates and adopt assumptions that affect the reported amounts of revenues, expenses, assets and liabilities, as well as the disclosures of contingent liabilities as of the reporting date. However, the uncertainty inherent to these judgments, assumptions and estimates could result in material adjustments to the carrying amounts of the affected assets and liabilities in future periods.

The Company reviews its judgments, estimates and assumptions on a quarterly basis.

The individual and consolidated financial statements were prepared on the historical cost except for the following items which are measured at fair value:

•           derivative and non-derivative financial instruments, being changes to fair value recognized  through the statement of income;

•           available for sale financial assets; and

•           share-based payments and employee benefits.

As a result of the Company’s decision to discontinue the operating segment of dairy products the consolidated statements of income and cash flows for the six-months ended June 30, 2015 and 2014 are disclosed in accordance with the requirements of CPC 31 – Non-current Assets Held for Sale and Discontinued Operations.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

3.            SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The quarterly financial information was prepared according to CVM Deliberation Nº 673/11, which establishes the minimum content of interim financial statement and the principles for measurement and recognition of a full or condensed set of financial statements for an interim period.

The interim financial statements, in this case denominated as quarterly financial information, aims to provide update information based on the last annual financial statements disclosed. Therefore, the quarterly financial information focused on new activities, events and circumstances and do not duplicate the information previously disclosed, except in the case where Management judged that the maintenance of the information was relevant.

The current quarterly financial information was consistently prepared based on the accounting policies and estimates calculation methodology adopted in the preparation of the annual financial statements for the year ended December 31, 2014 (note 3).

There were no changes of any nature related to such policies and estimates calculation methodology. As allowed by CVM Deliberation Nº 673/11, Management decided not to disclose again the details of the accounting policies adopted by the Company. Hence, the quarterly financial information should be read in conjunction with the annual financial statements for the year ended December 31, 2014, in order to allow the users of this financial information to further understand the Company’s capacity of profit and future cash flows generation as well as its financial conditions and liquidity.

The exchange rates in Brazilian Reais that are effective at the balance sheet dates are as follows:

Exchange rate at the balance sheet date	06.30.15	12.31.14
U.S. Dollar (US$ or USD)	3.1026	2.6562
Euro (€ or EUR)	3.4603	3.2270
Pound Sterling (£ or GBP)	4.8795	4.1405
Argentine Peso ($ or ARS)	0.3415	0.3172
Rial Omã (OMR)	8.0608	6.8992
Dirhan (AED)	0.8448	0.7232

Average rates
U.S. Dollar (US$ or USD)	2.9678	2.3536
Euro (€ or EUR)	3.3084	3.1221
Pound Sterling (£ or GBP)	4.5241	3.8721
Argentine Peso ($ or ARS)	0.3364	0.2905
Rial Omã (OMR)	7.7097	6.1134
Dirhan (AED)	0.8080	0.6408

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

4.            FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

4.1.        Overview

In the normal course of its business, the Company is exposed to credit, liquidity and market risks, which are actively managed in conformity with the Risk Policy and internal guidelines subject to such policy. The policy and guidelines, as well as monitoring process, evolution and approval of risk management were disclosed in detail in the financial statements for the year ended December 31, 2014 (note 4) and there is no change in the six-months ended June 30, 2015.

a.            Credit risk management

The Company is subject to the credit risk related to trade accounts receivable, financial investments and derivative contracts, as follows:

•         Credit risk associated with trade accounts receivable is actively managed by dedicated team, through specific systems. Furthermore, it should be noted the diversification of the customer portfolio and the concession of credit to customers with good financial and operational conditions. The Company does not usually require collateral for sales to customer, and it has  contracted credit insurance policy for specific markets; and

•         Credit risk associated with financial investments and derivative contracts is mitigated by the Company’s policy of working with prime institutions.

On June 30, 2014, the Company had financial investments over R$10,000 at the following financial institutions: Banco BNP, Banco Bradesco, Banco do Brasil, Banco do Nordeste, Banco HSBC, Banco Itaú, Banco Safra, Banco Santander, Caixa Econômica Federal, Standard Chartered and Societe Generale.

The Company also held derivative contracts with the following financial institutions: Banco Bradesco, Banco do Brasil, Banco HSBC, Banco Itaú, Banco Santander, Banco Votorantim, Barclays, Citibank, Deutsche Bank, ING Bank, JP Morgan, Merrill Lynch, Banco BNP and Rabobank.

b.            Liquidity risk management

Liquidity risk management aims to reduce the impacts caused by events that may affect the Company’s cash flow. Thus, the Company utilizes the following metrics:

•         Cash Flow at Risk (“CFaR”), which aims to statistically estimates the cash flows for the next twelve months and the Company’s liquidity exposure. The Company determined that the minimum cash available should be equivalent mainly to the average monthly billing and Earnings Before Income, Tax, Depreciation and Amortization (“EBITDA”) for the last twelve-month period; and

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

•         Value at Risk ("VaR") is used for derivative transactions that require payments of periodic adjustments. Currently, the Company holds only BM&F operations with daily adjustments and in order to monitor them, such methodology is utilized, which statistically measures potential maximum adjustments to be paid at intervals of 1 to 21-days.

The Company maintains its leverage levels in order to avoid any impact to its ability to settle commitments and obligations. As a guideline, the majority of the debt should be in long term. On June 30, 2015, the long term debt portion accounted for 81.7% (76.4% as of December 31, 2014) of the total outstanding debt with an average term greater than 5 years.

The table below summarizes the commitments and contractual obligations that may impact the Company’s liquidity:

	Parent company
	06.30.15
	Book value	Cash flow contracted	Up to 6 months	2016	2017	2018	2019	After 5 years
Non derivative financial liabilities
Loans and financing	3,517,619	3,989,893	1,076,984	1,081,644	551,904	651,719	174,261	453,381
BRF bonds	6,509,170	8,799,605	144,823	289,646	289,646	770,271	250,896	7,054,323
Trade accounts payable	4,273,843	4,273,843	4,273,843	-	-	-	-	-
Capital lease (1)	197,348	297,251	40,508	51,818	29,287	22,945	22,409	130,284
Operational lease	-	586,048	79,749	134,064	99,906	80,416	67,809	124,104

Derivative financial liabilities
Financial instruments designated as cash flow hedge
Interest rate and exchange rate derivatives	180,869	138,335	1,685	3,372	3,127	130,151	-	-
Currency derivatives (NDF)	66,739	(124,643)	(62,138)	(62,505)	-	-	-	-
Fixed exchange rate	54,692	56,977	48,788	8,189	-	-	-	-
Currency derivatives (options)	48,999	5,185	5,028	157	-	-	-	-
Commodities derivatives (options)	221	-	-	-	-	-	-	-
Financial instruments not designated as cash flow hedge
Currency derivatives (NDF)	1,166	2,520	2,520	-	-	-	-	-
Currency derivatives (Future)	5,229	5,229	5,229	-	-	-	-	-
Interest rate and exchange rate derivatives	3,204	3,128	2,368	325	324	111	-	-
Commodities derivatives (options)	304	-	-	-	-	-	-	-

(1)     It does not include the capital leases contracted with financial institutions which are included in loans and financing line above.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)
	Consolidated
	06.30.15
	Book value	Cash flow contracted	Up to 6 months	2016	2017	2018	2019	After 5 years
Non derivative financial liabilities
Loans and financing	3,928,371	4,434,306	1,178,040	1,101,000	560,949	966,675	174,261	453,381
BRF bonds	6,509,170	8,799,605	144,823	289,646	289,646	770,271	250,896	7,054,323
BFF bonds	375,476	500,015	13,303	26,606	26,606	26,606	26,606	380,288
Sadia bonds	352,254	397,953	12,026	24,052	361,875	-	-	-
Quickfood bonds	189,778	204,451	34,352	91,341	38,699	40,059	-	-
Trade accounts payable	4,731,805	4,731,805	4,731,805	-	-	-	-	-
Capital lease (1)	197,348	297,251	40,508	51,818	29,287	22,945	22,409	130,284
Operational lease	-	592,786	79,953	135,803	101,645	82,248	67,809	125,328

Derivative financial liabilities
Financial instruments designated as cash flow hedge
Interest rate and exchange rate derivatives	223,879	259,988	18,958	37,383	37,328	165,587	732	-
Currency derivatives (NDF)	66,739	(124,643)	(62,138)	(62,505)	-	-	-	-
Fixed exchange rate	54,692	56,977	48,788	8,189	-	-	-	-
Currency derivatives (options)	48,999	5,185	5,028	157	-	-	-	-
Commodities derivatives (options)	221	-	-	-	-	-	-	-
Financial instruments not designated as cash flow hedge
Currency derivatives (NDF)	5,634	2,520	2,520	-	-	-	-	-
Currency derivatives (Future)	5,229	5,229	5,229	-	-	-	-	-
Interest rate and exchange rate derivatives	3,204	3,128	2,368	325	324	111	-	-
Commodities derivatives (options)	304	-	-	-	-	-	-	-

(1)     It does not include the capital leases contracted with financial institutions which are included in loans and financing line above.

c.            Interest rate risk management

Interest rate risk is the one the Company incurs in economic losses resulting from changes in these rates, which could affect its assets and liabilities.

The Company’s Risk Policy does not restrict exposure to different interest rates, neither establishes limits for fixed or floating rates. However, the Company continually monitors the market interest rates, in order to evaluate any need to enter into hedging transaction to protect from the exposure to fluctuation such rates and manage the mismatch between its financial investments and debts. In these transactions the Company enters into contracts that exchange floating rate for fixed rate or vice-versa. Such transactions were designated by the Company as cash flow hedge.

The Company’s indebtedness is essentially tied to the London Interbank Offered rate ("LIBOR"), fixed coupon (“R$ and USD”), Long Term Interest Rate ("TJLP") and Monetary Unit of the Bank National Economic and Social Development ("UMBNDES") rates. In case of adverse changes in the market that result in LIBOR, TJLP and UMBNDES rise, the cost of the floating indebtedness rises and on the other hand, the cost of the fixed indebtedness decreases in relative terms.

With regards to the Company's marketable securities, the main index is the Interbank Deposit Certificate ("CDI") for investments in the domestic market and fixed coupon (“USD”) for investments in the foreign market.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

d.            Foreign exchange risk management

Foreign exchange risk is related to variations of foreign exchange rates that may cause the Company to incur unexpected losses, leading to a reduction of assets or an increase in liabilities.

Assets and liabilities denominated in foreign currency are as follows:

	Consolidated
	06.30.15	12.31.14
	Total exposure
Cash and cash equivalents and marketable securities	4,357,265	4,551,213
Trade accounts receivable	1,775,154	1,693,314
Accounts receivable from subsidiaries	7,678	1,243
Future dollar agreements	961,806	252,339
Embedded derivative (see note 13.2)	-	1,853,379
Inventories	1,848	21,128
Exchange rate contracts (Swap)	-	(4,571)
Loans and financing	(8,293,451)	(7,596,191)
Bonds designated as cash flow hedge	930,780	796,860
Exports prepayments designated as cash flow hedge	930,780	796,860
Trade accounts payable	(1,280,091)	(957,201)
Other assets and liabilities, net	131,343	97,608
	(476,888)	1,505,981

Foreign exchange exposure (in US$) (liabilities)/assets	(153,706)	566,968

Foreign exchange exposure impacting the statement of income (in US$)	(91,892)	550,542
Foreign exchange exposure included in other comprehensive income (in US$)	(61,814)	16,426

Foreign exchange exposure (in US$) (liabilities)/assets	(153,706)	566,968

On June 30, 2015, the net foreign exchange exposure is within the limit set by the Company's Risk Policy.

e.            Commodity price risk management

In the normal course of its operations, the Company purchases commodities, mainly corn, soymeal and oil and live hogs, which are used in production process.

Corn, soymeal and oil prices are subject to volatility resulting from weather conditions, crop yield, transportation and storage costs, government’s agricultural policy, foreign exchange rates and the prices of these commodities on the international market, among others factors. The prices of hogs acquired from third parties are subject to market conditions and are influenced by internal availability and levels of demand in the international market, among other aspects.

The Risk Policy establishes limits for hedging the corn and soymeal purchase flow, aiming to reduce the impact resulting from a price increase of these raw materials, and may utilize derivative instruments or inventory management for this purpose. Currently, the management of inventory levels is used as a hedging instrument. Since June 2015, the company began using derivative financial instruments as hedge for variations in corn purchase prices.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

f.             Capital management

The Company’s definition of the adequate capital structure is essentially associated with (i) cash strength as a tolerance factor to liquidity volatility, (ii) financial leverage and (iii) maximization of the opportunity cost of capital.

The cash and liquidity strategy takes into consideration the historical scenarios of volatility of results as well as simulations of sectorial and systemic crises and is based on permitting the resilience in scenarios of restricted access to capital.

Financial leverage aims the balance between the different sources of funding and their conditions of allocation in order to maximize the opportunity cost to BRF in its business expansion initiatives. Moreover, the objective of maintaining the investment grade disciplines the weighting of using own and third party capital.

The Company monitors levels of debt and net debt, which are shown below:

	Consolidated
	06.30.15			12.31.14
	Current	Non-current	Total	Total
Foreign currency debt	(241,239)	(8,052,212)	(8,293,451)	(7,596,191)
Local currency debt	(1,839,730)	(1,221,868)	(3,061,598)	(3,993,144)
Other financial liabilities	(408,901)	-	(408,901)	(257,438)
Gross debt	(2,489,870)	(9,274,080)	(11,763,950)	(11,846,773)

Marketable securities and cash and cash equivalents	5,223,646	65,791	5,289,437	6,656,526
Other financial assets	396,723	-	396,723	43,101
Restricted cash	-	127,113	127,113	115,179
Net debt	3,130,499	(9,081,176)	(5,950,677)	(5,031,967)

4.2.        Derivative and non-derivative financial instruments designated as hedge accounting

The Company applies hedge accounting to its derivative instruments classified as cash flow hedges, in accordance with the Risk Policy. Cash flow hedges consist of hedging the exposure to variations in cash flows attributable to a particular risk associated with a recognized asset or liability, or a highly probable transaction that could affect profit and loss.

The Risk Policy has also the purpose of determining parameters of use of financial instruments, including derivatives, which are designed to protect the operating and financial assets and liabilities, which are exposed to the variations of foreign exchange rates, the fluctuation of the interest rates and changes to the commodity prices.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

The Company, within its hedge accounting strategy, utilizes the following financial instruments:

•         Non-deliverable forwards (“NDF”)

•         Interest rate and currency swap

•         Fixed exchange rate

•         Options

•         Export prepayments (“PPEs”)

•         Senior unsecured notes – Bonds

4.2.1 Breakdown of the balances of derivative financial instruments

The positions of outstanding derivative financial instruments as follows:

Parent company and Consolidated
06.30.15					12.31.14
Instrument	Hedge object	Reference currency (notional)	Reference value (notional)	Fair value (1)	Reference value (notional)	Fair value (1)
Financial instruments designated as cash flow hedge
NDF - Dollar sale	Currency	USD	205,005	(32,983)	439,655	(62,699)
NDF - Euro sale	Currency	EUR	36,239	(1,166)	74,042	184
NDF - Pound Sterling sale	Currency	GBP	19,302	(8,324)	41,574	(2,097)
NDF - Iene sale	Currency	JPY	22,680,394	(19,087)	16,993,208	(2,761)
Currency swap - US$	Currency	BRL	250,000	(149,159)	250,000	(90,328)
Interest rate swap - US$	Interest	USD	200,000	(31,710)	200,000	(29,060)
Fixed exchange rate - US$	Currency	USD	167,566	(53,551)	102,470	(2,848)
Fixed exchange rate - Euro	Currency	EUR	11,000	(1,141)	8,000	299
Options (Collar) - US$	Currency	USD	677,000	9,029	164,000	(3,995)
Options (Put) - US$	Currency	USD	70,000	8,170	-	-
NDF - Corn purchase	Commodities	Ton/US$	700,500	48,708	-	-
Options (Collar) - Corn	Commodities	Ton/US$	235,000	16,541	-	-
Total in Parent company				(214,673)		(193,305)
Interest rate swap - US$	Interest	USD	200,000	(43,010)	200,000	(38,587)
Total Consolidated				(257,683)		(231,892)

Financial instruments not designated as cash flow hedge
NDF - Iene sale	Currency	JPY	-	-	1,000,000	1,125
NDF - Purchase of US$	Currency	USD	40,000	(1,166)	-	-
Embedded derivative - (note 12.2)	Currency	USD	697,756	258,057	697,756	27,955
Currency swap - US$	Currency	USD	-	-	2,798	(1,750)
Interest rate - R$	Interest	BRL	450,000	(3,204)	590,000	(1,466)
NDF - Corn purchase	Commodities	Ton/US$	10,000	557	-	-
Options (Collar) - Corn	Commodities	Ton/US$	31,000	936	-	-
Future - BM&FBovespa	Currency	USD	310,000	(5,229)	95,000	(5,694)
Total in Parent company				249,951		20,170
NDF - Purchase of US$	Currency	USD	150,000	(4,468)	-	-
NDF - Euro	Currency	EUR	-	-	150,000	87
NDF - Pound Sterling	Currency	GBP	20,000	22	20,000	(2,638)
NDF - Peso	Currency	USD	-	-	3,360	(64)
Total Consolidated				245,505		17,555

Total in Parent company				35,278		(173,135)
Total Consolidated				(12,178)		(214,337)

(1)     The market value determination method used by the Company consists of calculating the future value based on the contracted conditions and determining the present value based on market curves, obtained from the database of Bloomberg and BM&FBOVESPA.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

a.            Non-deliverable forwards – NDF

i.              Non-deliverable forwards of currency - NDF

The position of the outstanding non-deliverable forward of currency – NDF by maturity, as well as the weighted average exchange rates and the fair value, are presented as follows:

Parent company and Consolidated
06.30.15
PUT	R$ x US$			R$ x EUR
Maturities	Notional (US$)	Average rate	Fair value	Notional (EUR)	Average rate	Fair value
Financial instruments designated as cash flow hedge
July 2015	96,532	2.9448	(16,186)	6,116	3.4803	70
August 2015	39,694	2.9201	(8,884)	4,623	3.5175	39
September 2015	21,571	3.0897	(2,039)	7,500	3.5087	(273)
October 2015	7,694	2.8035	(3,067)	2,000	3.4507	(238)
November 2015	10,000	2.9434	(2,820)	5,000	3.5387	(339)
December 2015	4,514	3.4673	767	4,000	3.6068	(162)
January 2016	-	-	-	4,000	3.6356	(227)
February 2016	-	-	-	3,000	3.7165	(36)
April 2016	25,000	3.3586	(754)	-	-	-
	205,005	3.0119	(32,983)	36,239	3.5480	(1,166)

PUT	R$ x GBP			R$ x JPY
Maturities	Notional (GBP)	Average rate	Fair value	Notional (JPY)	Average rate	Fair value
Financial instruments designated as cash flow hedge
July 2015	4,934	4.3278	(2,803)	2,008,791	0.0241	(3,073)
August 2015	3,123	4.4591	(1,498)	2,008,790	0.0242	(3,340)
September 2015	3,064	4.4951	(1,496)	2,840,300	0.0249	(3,408)
October 2015	2,700	4.4360	(1,600)	3,080,623	0.0254	(3,084)
November 2015	1,481	4.4760	(868)	4,057,928	0.0252	(5,534)
December 2015	1,500	5.1397	10	2,188,170	0.0268	(165)
January 2016	1,500	5.2066	32	2,324,067	0.0271	(114)
February 2016	1,000	5.1300	(101)	1,959,297	0.0273	(217)
March 2016	-	-	-	2,001,050	0.0276	(127)
April 2016	-	-	-	105,694	0.0278	(14)
May 2016	-	-	-	105,684	0.0281	(11)
	19,302	4.5751	(8,324)	22,680,394	0.0258	(19,087)

CALL	BRL x USD			USD x EUR
Maturities	Notional (US$)	Average rate	Fair value	Notional (US$)	Average rate	Fair value
Financial instruments not designated as cash flow hedge
August 2015	40,000	3.1656	(1,166)	-	-	-
September 2015	-	-	-	150,000	1.1222	(4,468)
	40,000	3.1656	(1,166)	150,000	1.1222	(4,468)

CALL	BRL x USD
Maturities	Notional (US$)	Average rate	Fair value
Financial instruments not designated as cash flow hedge
July 2015	697,756	2.7327	258,057
	697,756	2.7327	258,057

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

PUT	USD x GBP
Maturities	Notional (GBP)	Average rate	Fair value
Financial instruments not designated as cash flow hedge
September 2015	20,000	1.5720	22
	20,000	1.5720	22

ii.     Non-deliverable forwards of commodities - NDF

Parent company and Consolidated
06.30.15
Call	Quantity	Average rate	Fair
Maturities	Ton	US$/Ton	value
Designated as cash flow hedge
August 2015	9,000	148.18	717
September 2015	59,500	147.19	4,339
October 2015	56,500	147.20	4,125
November 2015	61,500	147.61	4,515
December 2015	58,500	151.87	4,029
January 2016	118,500	152.15	8,206
February 2016	84,500	152.10	5,916
March 2016	83,500	154.91	5,644
April 2016	98,500	155.43	6,734
May 2016	70,500	156.66	4,483
	700,500	152.09	48,708

Call	Quantity	Average rate	Fair
Maturities	Ton	US$/Ton	value
Not designated as cash flow hedge
July 2015	10,000	148.18	557
	10,000	148.18	557

b.            Interest rate and currency swaps

The position of interest rate and currency swaps is presented as follows:

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)
				Parent company		Consolidated
06.30.15
Instrument	Maturity	Assets (Hedged object)	Liabilities (Protected risk)	Notional	Fair value	Notional	Fair value
Financial instruments designated as cash flow hedge

Interest rate	01.22.18	LIBOR 6M + 2.82% p.a.	5.86% p.a.	100,000	(16,402)	100,000	(16,402)
Interest rate	06.18.18	LIBOR 3M + 2.60% p.a.	5.47% p.a.	100,000	(15,308)	100,000	(15,308)
Interest rate	02.01.19	LIBOR 6M + 2.70% p.a.	5.90% p.a.	-	-	100,000	(21,613)
Interest rate	02.01.19	LIBOR 6M + 2.70% p.a.	5.88% p.a.	-	-	100,000	(21,397)
					(31,710)		(74,720)

Currency swap	05.22.18	R$ + 7.75%	US$ + 1.60%	250,000	(149,159)	250,000	(149,159)

					(180,869)		(223,879)

Financial instruments not designated as cash flow hedge
Interest rate - Bond	05.22.18	R$ (Fixed rate of 7.75% p.a.)	68.84% CDI	50,000	(500)	50,000	(500)
Interest rate - NCE	11.19.15	R$ (Fixed rate of 10.84% p.a.)	89.84% CDI	300,000	(2,148)	300,000	(2,148)
Interest rate - NCE	10.29.15	R$ (Fixed rate of 10.84% p.a.)	89.35% CDI	100,000	(556)	100,000	(556)

					(3,204)		(3,204)

c.            Fixed exchange rate

The position of fixed exchange rate designated as cash flow hedge is presented as follows:

Parent company and Consolidated
06.30.15
	R$ x US$			R$ x EUR
Maturities	Notional US$	Average US$	Fair value	Notional EUR	Average EUR	Fair value
July 2015	4,968	2.7910	(1,640)	5,000	3.4126	(307)
August 2015	14,968	2.8302	(4,718)	3,000	3.4977	(27)
September 2015	44,968	2.8281	(15,373)	-	-	-
October 2015	34,968	2.8779	(11,223)	3,000	3.3037	(807)
November 2015	17,694	2.8964	(5,949)	-	-	-
December 2015	20,000	2.9440	(6,294)	-	-	-
January 2016	30,000	3.0070	(8,354)	-	-	-
	167,566	2.8907	(53,551)	11,000	3.4061	(1,141)

d.            Options

i.              Currency options

The Company designates as a cash flow hedge only the variation in the intrinsic value of its options, recognizing the time value of the premium in the financial result. If the hedge is not effective and the option is not exercised due to devaluation of the Brazilian Real, the losses related to the options will be recognized as financial expenses in the statement of income.

The Company has designated transactions involving options denominated collar which is a purchase of a put option ("PUT") and a sale of a call option ("CALL").

When the market price of any of the options is not available in an active market, the fair value is based on an option pricing model (Black-Scholes or Binomial).

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

Parent company and Consolidated
06.30.15
R$ x US$
Type	Maturities	Notional (US$)	Average US$	Fair value

Financial instruments designated as cash flow hedge
Collar - Call (Sale)	July 2015	(42,000)	3.2192	(1,986)
Collar - Put (Purchase)	July 2015	42,000	2.9626	1,808
Collar - Call (Sale)	August 2015	(77,000)	3.4997	(850)
Collar - Put (Purchase)	August 2015	77,000	3.1370	5,569
Collar - Call (Sale)	September 2015	(60,000)	3.5973	(938)
Collar - Put (Purchase)	September 2015	60,000	3.1733	6,017
Collar - Call (Sale)	October 2015	(86,000)	3.5611	(3,795)
Collar - Put (Purchase)	October 2015	86,000	3.1047	6,216
Collar - Call (Sale)	November 2015	(108,000)	3.5174	(7,135)
Collar - Put (Purchase)	November 2015	108,000	3.1259	8,477
Collar - Call (Sale)	December 2015	(77,000)	3.5178	(5,343)
Collar - Put (Purchase)	December 2015	77,000	3.1178	6,124
Collar - Call (Sale)	January 2016	(45,000)	3.5793	(3,546)
Collar - Put (Purchase)	January 2016	45,000	3.2121	4,633
Collar - Call (Sale)	February 2016	(83,000)	3.6167	(7,495)
Collar - Put (Purchase)	February 2016	83,000	3.2220	8,665
Collar - Call (Sale)	March 2016	(75,000)	3.3186	(11,750)
Collar - Put (Purchase)	March 2016	75,000	3.1696	4,966
Collar - Call (Sale)	April 2016	(24,000)	3.5490	(3,217)
Collar - Put (Purchase)	April 2016	24,000	3.2667	2,609
Total Option (Collar)		-		9,029

Put (Purchase)	July 2015	14,000	3.3400	3,215
Put (Purchase)	August 2015	26,000	3.0585	1,124
Put (Purchase)	September 2015	20,000	3.1000	1,196
Put (Purchase)	October 2015	10,000	3.4400	2,635
Total Option (Put)		70,000		8,170

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

ii.            Commodity options

Parent company and Consolidated
06.30.15
		Quantity	Average rate	Fair value
Type	Maturities	Ton	US$/Bushel
Financial instruments designated as cash flow hedge
Collar - Call (Purchase)	August 2015	26,000	153.93	1,095
Collar - Put (Sale)	August 2015	(26,000)	142.22	548
Collar - Call (Purchase)	September 2015	21,000	159.44	802
Collar - Put (Sale)	September 2015	(21,000)	145.66	554
Collar - Call (Purchase)	October 2015	20,000	158.26	834
Collar - Put (Sale)	October 2015	(20,000)	145.96	569
Collar - Call (Purchase)	November 2015	10,000	158.26	437
Collar - Put (Sale)	November 2015	(10,000)	145.66	290
Collar - Call (Purchase)	December 2015	18,000	162.57	850
Collar - Put (Sale)	December 2015	(18,000)	151.17	379
Collar - Call (Purchase)	January 2016	47,000	162.49	2,119
Collar - Put (Sale)	January 2016	(47,000)	151.00	1,282
Collar - Call (Purchase)	February 2016	45,000	161.55	2,146
Collar - Put (Sale)	February 2016	(45,000)	150.25	1,177
Collar - Call (Purchase)	March 2016	39,000	165.28	1,794
Collar - Put (Sale)	March 2016	(39,000)	153.91	994
Collar - Call (Purchase)	April 2016	9,000	159.44	429
Collar - Put (Sale)	April 2016	(9,000)	149.00	242
Total Opção (Collar)		-		16,541

		Quantity	Average rate	Fair value
Type	Maturities	Ton	US$/Bushel
Financial instruments not designated as cash flow hedge
Collar - Call (Purchase)	July 2015	31,000	143.69	(304)
Collar - Put (Sale)	July 2015	(31,000)	154.72	1,240
Total Opção (Collar)		-		936

4.2.2 Breakdown of the balances of non-derivative financial instruments

The position of non-derivative financial instruments is presented as follows:

Parent company and Consolidated
			06.30.15		12.31.14
Hedge Instrument	Hedge object	Reference currency (notional)	Value (notional)	Fair value (1)	Value (notional)	Fair value (1)
Financial instruments designated as cash flow hedge

Export prepayment - PPEs	Exchange	USD	300,000	930,780	300,000	796,860
Senior unsecured notes - Bonds	Exchange	USD	300,000	930,780	300,000	796,860

			600,000	1,861,560	600,000	1,593,720

(1)     Notional converted by Ptax rate in effect at year-end.

a.            Export prepayment – PPE

The position of PPE is presented as follows:

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

Parent company and Consolidated
06.30.15
Hedge Instrument	Type of risk hedged	Maturities	Notional (US$)	Average rate	Fair value

Export prepayment - PPE	US$ (E.R.)	02.2017 to 02.2019	300,000	1.7796	930,780

b.            Senior unsecured notes – Bonds

The position of bonds designated as cash flow hedge is presented as follows:

Parent company and Consolidated
06.30.15
Hedge Instrument	Type of risk hedged	Maturities	Notional (US$)	Average rate	Fair value

BRF SA BRFSBZ5	US$ (E.R.)	06.2022	150,000	2.0213	465,390
BRF SA BRFSBZ3	US$ (E.R.)	05.2023	150,000	2.0387	465,390

			300,000	2.0300	930,780

4.3.        Gains and losses of derivative and non-derivative financial instruments

The unrealized gains and losses of derivative and non-derivative financial instruments designated as cash flow hedge are recorded as a component of other comprehensive income, as set forth below:

	Shareholders' Equity
	Parent company		Consolidated
	06.30.15	12.31.14	06.30.15	12.31.14
Derivatives designated as cash flow hedges
Foreign exchange risks	(181,448)	(152,670)	(181,448)	(152,670)
Interest risks	(30,611)	(26,072)	(61,473)	(59,300)
Commodity risks	8,988	-	8,988	-
	(203,071)	(178,742)	(233,933)	(211,970)

Non derivatives designated as cash flow hedges
Foreign exchange risks	(718,680)	(450,840)	(718,680)	(450,840)

Gross losses	(921,751)	(629,582)	(952,613)	(662,810)
Deferred taxes on losses	313,395	214,058	313,395	214,058
OCI recognized by subsidiaries	(30,862)	(33,228)	-	-
Losses, net of taxes	(639,218)	(448,752)	(639,218)	(448,752)

Change in gross losses	(292,169)	(163,975)	(289,803)	(162,817)
Income taxes on financial instruments adjustments	99,337	55,752	99,337	55,752
OCI recognized by subsidiaries	2,366	1,158	-	-
Impact in other comprehensive income	(190,466)	(107,065)	(190,466)	(107,065)

On June 30, 2015, the realized transactions with derivative and non-derivative financial instruments designated as cash flow hedge resulted in a loss of R$155,576 (loss of R$66,048 as of June 30, 2014), composed by a net loss amounting to R$139,024 (loss of R$63,752 as of June 30, 2014) recorded as gross revenues and a net loss of R$16,552 (loss of R$2,296 as of June 30, 2014) recorded in the financial result.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

4.4.        Breakdown of financial instruments by category – except derivatives

	Parent company
	06.30.15
	Loans and receivables	Available for sale	Trading securities	Held to maturity	Financial liabilities	Total
Assets
Amortized cost
Marketable securities	-	-	-	65,791	-	65,791
Restricted cash	-	-	-	127,113	-	127,113
Trade accounts receivable	3,675,643	-	-	-	-	3,675,643
Other credits	402,301	-	-	-	-	402,301
Trade accounts receivable from disposal	172,453	-	-	-	-	172,453
Fair value
Marketable securities	-	-	213,854	-	-	213,854

Liabilities
Amortized cost
Trade accounts payable	-	-	-	-	(4,273,843)	(4,273,843)
Loans and financing
Local currency	-	-	-	-	(2,664,302)	(2,664,302)
Foreign currency	-	-	-	-	(6,965,191)	(6,965,191)
Capital lease payable	-	-	-	-	(197,348)	(197,348)
Fair value
Loans and financing - NCE	-	-	-	-	(397,296)	(397,296)
	4,250,397	-	213,854	192,904	(14,497,980)	(9,840,825)

	Parent company
	12.31.14
	Loans and receivables	Available for sale	Trading securities	Held to maturity	Financial liabilities	Total
Assets
Amortized cost
Marketable securities	-	-	-	62,104	-	62,104
Restricted cash	-	-	-	115,179	-	115,179
Trade accounts receivable	4,669,679	-	-	-	-	4,669,679
Other credits	506,844	-	-	-	-	506,844
Trade accounts receivable from disposal	195,481	-	-	-	-	195,481
Fair value
Marketable securities	-	-	283,623	-	-	283,623

Liabilities
Amortized cost
Trade accounts payable	-	-	-	-	(3,591,980)	(3,591,980)
Loans and financing
Local currency	-	-	-	-	(3,454,444)	(3,454,444)
Foreign currency	-	-	-	-	(6,037,477)	(6,037,477)
Capital lease payable	-	-	-	-	(243,606)	(243,606)
Fair value
Loans and financing - NCE	-	-	-	-	(538,700)	(538,700)
	5,372,004	-	283,623	177,283	(13,866,207)	(8,033,297)

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

	Consolidated
	06.30.15
	Loans and receivables	Available for sale	Trading securities	Held to maturity	Financial liabilities	Total
Assets
Amortized cost
Marketable securities	-	-	-	65,791	-	65,791
Restricted cash	-	-	-	127,113	-	127,113
Trade accounts receivable	2,922,095	-	-	-	-	2,922,095
Other credits	453,290	-	-	-	-	453,290
Trade accounts receivable from disposal	172,453	-	-	-	-	172,453
Fair value
Marketable securities	-	297,192	291,365	-	-	588,557

Liabilities
Amortized cost
Trade accounts payable	-	-	-	-	(4,731,805)	(4,731,805)
Loans and financing
Local currency	-	-	-	-	(2,664,302)	(2,664,302)
Foreign currency	-	-	-	-	(8,293,451)	(8,293,451)
Capital lease payable	-	-	-	-	(197,348)	(197,348)
Fair value
Loans and financing - NCE	-	-	-	-	(397,296)	(397,296)
	3,547,838	297,192	291,365	192,904	(16,284,202)	(11,954,903)

	Consolidated
	12.31.14
	Loans and receivables	Available for sale	Trading securities	Held to maturity	Financial liabilities	Total
Assets
Amortized cost
Marketable securities	-	-	-	62,104	-	62,104
Restricted cash	-	-	-	115,179	-	115,179
Trade accounts receivable	3,054,577	-	-	-	-	3,054,577
Other credits	576,740	-	-	-	-	576,740
Trade accounts receivable from disposal	195,481	-	-	-	-	195,481
Fair value
Marketable securities	-	303,857	283,623	-	-	587,480

Liabilities
Amortized cost
Trade accounts payable	-	-	-	-	(3,977,327)	(3,977,327)
Loans and financing
Local currency	-	-	-	-	(3,454,444)	(3,454,444)
Foreign currency	-	-	-	-	(7,596,191)	(7,596,191)
Capital lease payable	-	-	-	-	(243,790)	(243,790)
Fair value
Loans and financing - NCE	-	-	-	-	(538,700)	(538,700)
	3,826,798	303,857	283,623	177,283	(15,810,452)	(11,218,891)

4.5.        Determination of the fair value of financial instruments

The Company discloses its financial assets and liabilities at fair value, based on the appropriate accounting pronouncements, which refer to concepts of valuation and disclosure requirements.

The fair value measurement is based on 3 levels of hierarchy which considers observable and non-observable inputs. Observable inputs reflect market data obtained from independent sources, while non-observable inputs reflect the Company’s valuation methodologist. These 2 types of inputs create the hierarchy of fair value set forth below:

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

•         Level 1 – Prices quoted (unadjusted) for identical instruments in active markets;

•         Level 2 – Prices quoted in active markets for similar instruments, prices quoted for identical or similar instruments in non-active markets and evaluation models for which inputs are observable; and

•         Level 3 – Instruments whose significant inputs are non-observable.

The table below presents the overall classification of financial assets and liabilities according to the valuation hierarchy. During the six-month period ended June 30, 2015, there were no changes between the 3 levels of hierarchy.

	Parent company
	06.30.15
	Level 1	Level 2	Level 3	Total
Assets
Financial assets
Held for trading
Bank deposit certificates	-	68,630	-	68,630
Financial treasury bills	145,224	-	-	145,224
Other financial assets
Derivatives designed as hedges	-	136,847	-	136,847
Derivatives not designated as hedges	-	259,854	-	259,854
	145,224	465,331	-	610,555
Liabilities
Financial liabilities
Loans and financing	-	(397,296)	-	(397,296)
Other financial liabilities
Derivatives designed as hedges	-	(351,520)	-	(351,520)
Derivatives not designated as hedges	-	(9,903)	-	(9,903)
	-	(758,719)	-	(758,719)

	Parent company
	12.31.14
	Level 1	Level 2	Level 3	Total
Assets
Financial assets
Held for trading
Bank deposit certificates	-	64,820	-	64,820
Financial treasury bills	218,803	-	-	218,803
Other financial assets
Derivatives designed as hedges	-	13,842	-	13,842
Derivatives not designated as hedges	-	29,080	-	29,080
	218,803	107,742	-	326,545
Liabilities
Financial liabilities
Loans and financing	-	(538,700)	-	(538,700)
Other financial liabilities
Derivatives designed as hedges	-	(207,147)	-	(207,147)
Derivatives not designated as hedges	-	(8,910)	-	(8,910)
	-	(754,757)	-	(754,757)

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)
	Consolidated
	06.30.15
	Level 1	Level 2	Level 3	Total
Assets
Financial assets
Available for sale
Brazilian foreign debt securities	297,192	-	-	297,192
Held for trading
Bank deposit certificates	-	68,630	-	68,630
Financial treasury bills	145,224	-	-	145,224
Investment funds	77,511	-	-	77,511
Other financial assets
Derivatives designed as hedges	-	136,847	-	136,847
Derivatives not designated as hedges	-	259,876	-	259,876
	519,927	465,353	-	985,280
Liabilities
Financial liabilities
Loans and financing	-	(397,296)	-	(397,296)
Other financial liabilities
Derivatives designed as hedges	-	(394,530)	-	(394,530)
Derivatives not designated as hedges	-	(14,371)	-	(14,371)
	-	(806,197)	-	(806,197)

	Consolidated
	12.31.14
	Level 1	Level 2	Level 3	Total
Assets
Financial assets
Available for sale
Credit linked notes	187,867	-	-	187,867
Brazilian foreign debt securities	92,356	-	-	92,356
Investment funds	23,634	-	-	23,634
Held for trading
Bank deposit certificates	-	64,820	-	64,820
Financial treasury bills	218,803	-	-	218,803
Other financial assets
Derivatives designed as hedges	-	13,842	-	13,842
Derivatives not designated as hedges	-	29,259	-	29,259
	522,660	107,921	-	630,581
Liabilities
Financial liabilities
Loans and financing	-	(538,700)	-	(538,700)
Other financial liabilities
Derivatives designed as hedges	-	(245,734)	-	(245,734)
Derivatives not designated as hedges	-	(11,704)	-	(11,704)
	-	(796,138)	-	(796,138)

The following is a description of the valuation methodologies utilized by the Company for measuring financial instruments at fair value:

•         Investments in Credit linked notes, Brazilian foreign debt securities, Financial Treasury Bills (“LFT”), investment funds and stocks are classified at Level 1 of the fair value hierarchy, as the market prices are available in an active market;

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

•         Investments in Bank Deposit Certificates (“CDB”) are classified at Level 2, since the determination of fair value is based on the price quotation of similar financial instruments in non-active markets; and

•         Derivative financial instruments are valued through existing pricing models widely accepted by the financial market and described in Appendix III of the Risk Policy. Readily observable market inputs are used, such as interest rate forecasts, volatility factors and foreign currency rates. These instruments are classified at Level 2 in the valuation hierarchy, including interest rates swap and foreign currency derivatives.

4.6.        Comparison between book value and fair value of financial instruments

Except for the items presented below, the book value of all other financial instruments approximate fair value.

	Parent company and Consolidated
		06.30.15		12.31.14
	Maturity	Book value	Fair value	Book value	Fair value
BRF bonds
BRF SA BRFSBZ5	2022	(515,784)	(595,026)	(1,995,163)	(2,101,511)
BRF SA BRFSBZ4	2024	(2,299,508)	(2,295,908)	(1,961,020)	(1,953,912)
BRF SA BRFSBZ3	2023	(1,473,386)	(1,480,714)	(1,245,013)	(1,241,545)
BRF SA BRFSBZ7	2018	(501,623)	(424,698)	(501,192)	(439,461)
BRF SA BRFSBZ2	2022	(1,718,869)	(1,695,394)	-	-
Parent company		(6,509,170)	(6,491,740)	(5,702,388)	(5,736,429)

BFF bonds
Sadia Overseas BRFSBZ7	2020	(375,476)	(415,598)	(595,372)	(679,571)
Sadia bonds
Sadia Overseas BRFSBZ6	2017	(352,254)	(382,367)	(427,285)	(457,477)
Quickfood bonds
Quickfood	2016	(189,778)	(189,778)	(190,139)	(190,139)
Consolidated		(7,426,678)	(7,479,483)	(6,915,184)	(7,063,616)

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

4.7.        Table of sensitivity analysis

In preparation of the sensitivity analysis, Management considered the derivative financial instruments used to mitigate the currency risk and commodities as relevant risks and could impact the Company's results. Currently, Management believes that fluctuations in interest rates do not significantly affect its financial results, since have opted for fixing through derivative financial instruments (interest rate swap), a considerable part of its post fixed debt.

The table below presents the possible impacts of derivative and non-derivative financial instruments considering scenarios of appreciation and depreciation of the main traded currencies by the Company with respect to its functional currency (Real) and changes in corn prices on the Chicago Board of Trade (“CBOT”). The amount of exports utilized corresponds to notional value of derivative financial instruments entered into in order to hedge highly probable transaction.

Quantitative and qualitative information used in preparing these analyzes are based on the position for the period ended June 30, 2015. Future results to be measured may differ significantly from those estimates amounts, if the reality becomes different from the assumptions used.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)
		3.1026	2.7923	2.3270	3.8783	4.6539
Parity - Brazilian Reais x U.S. Dollar		Current	Scenario I	Scenario II	Scenario III	Scenario IV
Transaction/Instrument	Risk	Scenario	10% appreciation	25% appreciation	25% devaluation	50% devaluation
Financial instruments designated as cash flow hedge
Non-deliverable forward and Deliverable forward (cash flow hedge)	Devaluation of R$	(18,601)	45,003	140,411	(177,614)	(336,626)
Fixed exchange rate	Devaluation of R$	(35,514)	16,475	94,458	(165,487)	(295,459)
Options - currencies	Devaluation of R$	34,173	265,937	613,583	252,727	777,842
Export prepayments	Devaluation of R$	(396,900)	(303,822)	(164,205)	(629,595)	(862,290)
Bonds	Devaluation of R$	(321,780)	(228,702)	(89,085)	(554,475)	(787,170)
Swaps	Devaluation of R$	(132,489)	(94,240)	(36,867)	(228,112)	(323,734)
Exports	Appreciation of R$	19,942	(327,415)	(848,452)	90,374	(145,757)
Financial instruments not designated as cash flow hedge
NDF - Purchase	Appreciation of R$	(2,520)	(14,930)	(33,546)	28,506	59,532
Dollar Future sales - BM&FBovespa	Devaluation of R$	44,031	140,211	284,482	(196,421)	(436,872)
Net effect		(809,658)	(501,483)	(39,221)	(1,580,097)	(2,350,534)
Shareholders' equity		(851,169)	(626,764)	(290,157)	(1,412,182)	(1,973,194)
Statement of income		41,511	125,281	250,936	(167,915)	(377,340)

		3.4603	3.1143	2.5952	4.3254	5.1905
Parity - Brazilian Reais x Euro		Current	Scenario I	Scenario II	Scenario III	Scenario IV
Transaction/Instrument	Risk	Scenario	10% appreciation	25% appreciation	25% devaluation	50% devaluation
Financial instruments designated as cash flow hedge
Non-deliverable forward and Deliverable forward (cash flow hedge)	Devaluation of R$	3,178	15,717	34,527	(28,172)	(59,521)
Fixed exchange rate	Devaluation of R$	(596)	3,210	8,920	(10,112)	(19,628)
Exports	Appreciation of R$	(2,582)	(18,927)	(43,447)	38,284	79,149
Financial instruments not designated as cash flow hedge
NDF and Deliverable forward (cash flow hedge)	Devaluation of R$	(3,211)	(55,116)	(132,974)	126,551	256,314
Net effect		(3,211)	(55,116)	(132,974)	126,551	256,314
Shareholders' equity		-	-	-	-	-
Statement of income		(3,211)	(55,116)	(132,974)	126,551	256,314

		4.8795	4.3916	3.6596	6.0994	7.3193
Parity - Brazilian Reais x GBP		Current	Scenario I	Scenario II	Scenario III	Scenario IV
Transaction/Instrument	Risk	Scenario	10% appreciation	25% appreciation	25% devaluation	50% devaluation
NDF and Deliverable forward (cash flow hedge)	Devaluation of R$	(5,877)	3,542	17,669	(29,423)	(52,969)
Exports	Appreciation of R$	5,877	(3,542)	(17,669)	29,423	52,969
Financial instruments not designated as cash flow hedge
NDF and Deliverable forward (cash flow hedge)	Devaluation of R$	43	(9,715)	(24,354)	24,441	48,838
Net effect		43	(9,715)	(24,354)	24,441	48,838
Shareholders' equity		-	-	-	-	-
Statement of income		43	(9,715)	(24,354)	24,441	48,838

		0.0254	0.0229	0.0191	0.0318	0.0381
Parity - Brazilian Reais x JPY		Current	Scenario I	Scenario II	Scenario III	Scenario IV
Transaction/Instrument	Risk	Scenario	10% appreciation	25% appreciation	25% devaluation	50% devaluation
NDF and Deliverable forward (cash flow hedge)	Devaluation of R$	8,011	65,641	152,088	(136,067)	(280,144)
Exports	Appreciation of R$	(8,011)	(65,641)	(152,088)	136,067	280,144

Price parity CBOT - US$/Ton		173.32	155.99	129.99	216.66	259.99
		Current	Scenario I	Scenario II	Scenario III	Scenario IV
Transaction/Instrument	Risk	Scenario	Decrease 10%	Decrease 25%	Increase 25%	Increase 50%
Designated as cash flow hedge
NDF	Increase in the price of corn	46,144	8,474	(48,031)	140,318	234,493
Commodity options	Decrease in the price of corn	9,057	-	(13,983)	40,650	72,244
Not designated as cash flow hedge
NDF - Corn purchase	Increase in the price of corn	780	242	(564)	2,124	3,469
Options - Corn	Decrease in the price of corn	2,850	1,183	(2,378)	7,017	11,185
Net effect		58,831	9,899	(64,956)	190,109	321,391
Shareholders' equity		-	-	-	-	-
Statement of income		58,831	9,899	(64,956)	190,109	321,391

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

5.            SEGMENT INFORMATION

The operating segments are reported consistently with the management reports provided to the Board of Directors and Directors for assessing the performance of each segment and allocating assets.

As disclosed in note 1, in order to reflect the Company’s Organizational Charger, segment information in the six-month period ended June 30, 2015, have been prepared based on 5 reportable segments, as follows: Brazil, Europe, Middle East and Africa (“MEA”), Asia and Latin America (“LATAM”), which primarily observe the Company’s business regions.

These segments comprise operations sales of all distribution channels and are subdivided according to the nature of products as described below:

•         Poultry: involves the production and sale of whole poultry and in-natura cuts.

•         Pork and beef cuts: involves the production and sale of in-natura cuts.

•         Processed products: involves the production and sale of processed foods, frozen and processed products derived from poultry, pork and beef.

•         Other processed products: involves the production and sale of processed foods like margarine, vegetable and soybean-based products.

•         Other sales: involves trade of animal feed, soy meal, refined soy flour, cheese and cream cheese.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

The net sales for each reportable segment are presented below:

	Consolidated
	06.30.15	06.30.14
Brazil
Poultry	1,103,866	913,840
Pork and beef	393,356	552,383
Processed products	5,909,066	5,262,917
Other sales	340,784	512,095
	7,747,072	7,241,235

Europe
Poultry	293,849	202,646
Pork and beef	323,283	473,420
Processed products	851,224	844,222
	1,468,356	1,520,288

MEA
Poultry	2,936,814	2,277,066
Pork and beef	63,149	144,081
Processed products	251,157	236,529
Other sales	47	-
	3,251,167	2,657,676

Asia
Poultry	1,449,379	1,216,349
Pork and beef	155,545	179,624
Processed products	38,387	31,340
	1,643,311	1,427,313

LATAM
Poultry	175,654	324,815
Pork and beef	127,060	153,209
Processed products	521,001	375,903
Other sales	27,255	21,411
	850,970	875,338
	14,960,876	13,721,850

The operating income for each reportable segment is presented below:

	Consolidated
	06.30.15	06.30.14

Brazil	695,014	784,680
Europe	177,766	232,483
MEA	436,151	29,435
Ásia	387,313	164,893
LATAM	2,477	27,751
	1,698,721	1,239,242

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

No customer was individually or in aggregate responsible for more than 5% of net sales for the period ended June 30, 2015 and 2014.

The goodwill and intangible assets with indefinite useful life (trademarks) arising from business combination were allocated to the reportable operating segments, considering the nature of the products manufactured in each segment (cash-generating unit), as presented below:

	Consolidated
	Goodwill		Trademarks		Total
	06.30.15	12.31.14	06.30.15	12.31.14	06.30.15	12.31.14
Brazil	1,151,498	1,151,498	982,478	982,478	2,133,976	2,133,976
Europe	619,218	303,258	20,143	20,115	639,361	323,373
MEA	677,869	749,654	170,407	170,407	848,276	920,061
Ásia	78,270	78,270	-	-	78,270	78,270
LATAM	353,302	242,663	102,159	94,888	455,461	337,551
	2,880,157	2,525,343	1,275,187	1,267,888	4,155,344	3,793,231

Information referring to the total assets by operating segments is not being disclosed, as it is not included in the set of information made available to the Company’s Management, which take investment decisions and determine allocation of assets on a consolidated basis.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

6.            BUSINESS COMBINATION AND ACQUISITION OF ENTITIES INTEREST

6.1 Business combination

6.1.1 Business combination – Invicta Food Group Limited. (“IFGL”).

On April 22, 2015, BRF through its wholly-owned subsidiary BRF GmbH, it has signed with the shareholders of the entire share capital of Invicta Food Group Limited ("IFGL"), the final documents for the formation of a new company, which shall have as main objective the distribution of processed food in the United Kingdom, Ireland and Scandinavia.

IFGL contributed with its current operation to the new company, with a strong presence in the food service market in the United Kingdom and BRF GmbH contributed its current operation in Europe (represented by business of BRF UK, former corporate name of Plusfood UK) and plus the amount of GBP18.000 (equivalent to R$87.831), such that BRF GmbH will holds 62% of the new company's total share capital (denominated BRF Sirius).

Additionally, BRF GmbH recorded a provision of GBP8.000 (equivalent to R$39,036) as contingent consideration, which amount can be adjusted, as it depends on the business operating performance and the appreciation of the shares of BRF S.A. The transaction gave the BRF participation and control 62% of the share capital of BRF Invicta.

The agreement signed between BRF GmbH and IFGL also includes a call option held by BRF GmbH, to be exercised until December 31, 2020 and a put option held by shareholders of the 38% remaining, such that BRF GmbH will holds 100% of share capital of BRF Sirius. BRF recognized a financial liability related to the put option in the amount of GBP53.100 (equivalent to R$259,101) referring to the fair value of exercise price of put option in counterparty to the BRF GmbH’s shareholders’ equity to reflect the acquisition of non-controlling interest.

6.2 Acquisition of Entities Interest

6.2.1 Acquisition of Entities Interest of SATS BRF Food Pte. Ltd. (“SATS BRF”)

On April 16, 2015, BRF, through its wholly-owned subsidiary BRF GmbH, signed with Singapore Food Industries Pte. Ltd. ("SFI") documents for the formation of a joint venture in Singapore and an acquisition of 49% of the shares of a new company to be formed by SFI namely SATS BRF Food Pte. Ltd. ("SATS BRF"), for the purchase price of approximately USS19,000 (equivalent to R$58.949). SFI is a wholly-owned subsidiary of SATS Ltd., which is the leading provider of gateway services in Asia, and listed on the Singapore Exchange ("SGX").

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

On June 02, 2015, BRF acquired 49% of share capital of SATS BRF, in Singapore, for the amount SGD26.000 (equivalent to R$59.883).

SATS BRF will focus on expand the offer of processed foods and semi-processed of high value added, initially for the Singapore market.

The conclusion of the transaction is subject to the compliance of the parties with the precedent conditions

The SATS BRF’s investment is measured based on the equity method and classified as joint venture.

7.            CASH AND CASH EQUIVALENTS

	Average rate (p.a.)	Parent company		Consolidated
		06.30.15	12.31.14	06.30.15	12.31.14
Cash and bank accounts
U.S. Dollar	-	31,930	13,049	1,278,292	1,309,800
Brazilian Reais	-	80,641	101,422	81,060	101,654
Euro	-	150,018	122,282	314,409	311,339
Other currencies	-	569	626	188,128	115,719
		263,158	237,379	1,861,889	1,838,512
Cash equivalents
In Brazilian Reais
Investment funds	13.81%	13,872	13,863	13,872	13,863
Savings account	5.42%	7,986	-	7,986	-
Bank deposit certificates	13.52%	500,467	1,617,420	549,609	1,644,069
		522,325	1,631,283	571,467	1,657,932
In U.S. Dollar
Term deposit (1)	0.85%	46,684	39,888	1,598,972	1,521,420
Overnight	0.04%	40,626	22,267	566,353	901,851
In Euro
Term deposit	1.20%	-	48,540	36,118	78,190
Other currencies
Term deposit (2)	0.20%	-	-	290	9,037
		87,310	110,695	2,201,733	2,510,498
		872,793	1,979,357	4,635,089	6,006,942

(1)     Matures in the maximum date up to March 18, 2016.

(2)     Matures in the maximum date up to October 12, 2015.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

8.            MARKETABLE SECURITIES

			Average interest rate (p.a.)	Parent company		Consolidated
	WATM (1)	Currency		06.30.15	12.31.14	06.30.15	12.31.14
Available for sale
Credit linked note	4.93	US$	3.80%	-	-	-	187,867
Brazilian foreign debt securities	2.57	US$	2.98%	-	-	297,192	92,356
Investment funds	-	ARS	-	-	-	-	23,634
				-	-	297,192	303,857
Held for trading
Bank deposit certificates ("CDB")	3.48	R$	13.46%	68,630	64,820	68,630	64,820
Financial treasury bills	5.04	R$	13.55%	145,224	218,803	145,224	218,803
Investment funds	1.00	ARS	12.48%	-	-	77,511	-
				213,854	283,623	291,365	283,623
Held to maturity
Financial treasury bills	2.22	R$	13.55%	65,791	62,104	65,791	62,104
				65,791	62,104	65,791	62,104
				279,645	345,727	654,348	649,584

Current				213,854	283,623	588,557	587,480
Non-current				65,791	62,104	65,791	62,104

(1)     Weighted average maturity in years.

There were no changes in the characteristics of marketable disclosed above as compared to the information disclosed in the financial statements for the year ended December 31, 2014 (note 8).

The unrealized gain from the change in fair value of the available for sale securities, recorded in other comprehensive income, corresponds to an accumulated loss of R$860 net of income tax of R$292 (loss of R$17,296 net of income tax of R$225 as of December 31, 2014).

Additionally, on June 30, 2015, of the total of marketable securities, R$125,080 (R$32,433 as of December 31, 2014)  were pledged as collateral for operations with future contracts denominated in U.S. Dollars, traded on the Futures and Commodities Exchange (“BM&FBOVESPA”).

The Company has also restricted cash of R$127,113 on June 30, 2015 (R$115,179 on December 31, 2014), represented by investments in national treasury certificates which matures in 2020, and were pledged as collateral for the loan obtained through the Special Program Asset Restructuring (“PESA”) (note 19).

The Company conducted an analysis of sensitivity to foreign exchange rate as presented in note 4.7.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

9.            TRADE ACCOUNTS RECEIVABLE, NET AND NOTES RECEIVABLE

	Parent company		Consolidated
	06.30.15	12.31.14	06.30.15	12.31.14
Trade accounts receivable, net
Domestic customers	1,320,531	1,476,399	1,320,531	1,476,399
Domestic related parties	14,600	1,622	1,280	1,622
Foreign customers	378,991	410,943	1,775,154	1,693,314
Foreign related parties	2,126,694	2,889,486	7,678	1,243
	3,840,816	4,778,450	3,104,643	3,172,578
( - ) Adjustment to present value	(8,384)	(10,220)	(8,384)	(10,220)
( - ) Allowance for doubtful accounts	(156,789)	(98,551)	(174,164)	(107,781)

	3,675,643	4,669,679	2,922,095	3,054,577

Current	3,669,289	4,663,193	2,915,469	3,046,871
Non-current	6,354	6,486	6,626	7,706

Credit notes	427,304	532,148	478,915	602,987
( - ) Adjustment to present value	(5,642)	(8,640)	(6,264)	(9,583)
( - ) Allowance for doubtful accounts	(19,361)	(16,664)	(19,361)	(16,664)

	402,301	506,844	453,290	576,740

Current	176,767	170,029	223,902	215,067
Non-current (1)	225,534	336,815	229,388	361,673

(1) Weighted average maturity of 3.42 years.

On June 30, 2015 notes receivable are comprised mainly by receivables from the (i) sale of Ana Rech assets to JBS, of R$125,322, (ii) sale of assets of Vila Anastácio, former headquarters of Sadia, of R$46,984 and (iii) sale of Carambeí plant to Seara, of R$86,128 and (iv) disposal of various other assets and farms, R$170,598.

The trade accounts receivable from related parties are disclosed in note 28 and in the consolidated balances, refers to transaction with associates UP!, in domestic market and with joint venture AKF, in foreign market.

The rollforward of allowance for doubtful accounts is presented below:

	Parent company		Consolidated
	06.30.15	12.31.14	06.30.15	12.31.14
Beginning balance	98,551	99,874	107,781	107,478
Additions	103,404	85,163	118,712	91,315
Business combination	-	-	-	2,798
Reversals	(28,936)	(54,479)	(30,677)	(57,838)
Write-offs	(16,347)	(32,089)	(16,348)	(33,953)
Exchange rate variation	117	82	(5,304)	(2,019)
Ending balance	156,789	98,551	174,164	107,781

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

The aging of trade accounts receivable is as follows:

	Parent company		Consolidated
	06.30.15	12.31.14	06.30.15	12.31.14
Current	3,530,745	4,494,352	2,599,228	2,793,427
Overdue
01 to 60 days	20,585	45,872	198,590	118,902
61 to 90 days	4,889	29,504	3,907	29,988
91 to 120 days	32,893	34,367	35,383	42,092
121 to 180 days	13,839	72,658	17,743	73,992
181 to 360 days	136,530	13,317	139,749	13,758
More than 361 days	101,335	88,380	110,043	100,419
( - ) Adjustment to present value	(8,384)	(10,220)	(8,384)	(10,220)
( - ) Allowance for doubtful accounts	(156,789)	(98,551)	(174,164)	(107,781)
	3,675,643	4,669,679	2,922,095	3,054,577

10.         INVENTORIES

	Parent company		Consolidated
	06.30.15	12.31.14	06.30.15	12.31.14
Finished goods	1,403,775	1,045,232	1,882,389	1,551,383
Goods for resale	15,768	16,764	15,768	23,025
Work in process	130,725	193,228	145,966	207,039
Raw materials	429,831	482,863	457,736	517,460
Packaging materials	54,258	75,745	82,355	96,275
Secondary materials	247,886	217,604	275,042	232,657
Spare parts	126,152	145,311	158,782	164,925
Goods in transit	3,686	-	446,092	77,576
Imports in transit	69,496	74,864	102,939	122,593
Advances to suppliers	19,616	10,678	24,186	10,678
(-) Provision for adjustment to realizable value	(263)	(67)	(5,827)	(1,205)
(-) Provision for deterioration	(16,284)	(17,411)	(24,291)	(19,521)
(-) Provision for obsolescense	(11,402)	(16,522)	(11,402)	(18,063)
(-) Adjustment to present value	(30,102)	(23,467)	(30,102)	(23,467)
	2,443,142	2,204,822	3,519,633	2,941,355

The write-offs of products sold from inventories to cost of sales during six-months ended June 30, 2015 totaled R$9,343,238 in the parent company and R$10,272,597 in the consolidated (R$9,280,645 in the parent company and R$10,044,909 in the consolidated as of June 30, 2014). Such amounts include the additions and reversals of inventory provisions presented in the table below:

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)
	Parent company
	12.31.14	Additions	Reversals	Write-offs	06.30.15
Provision for adjustment to realizable value	(67)	(779)	583	-	(263)
Provision for deterioration	(17,411)	(10,286)	-	11,413	(16,284)
Provision for obsolescence	(16,522)	(1,625)	-	6,745	(11,402)
	(34,000)	(12,690)	583	18,158	(27,949)

	Consolidated
	12.31.14	Additions	Reversals	Write-offs	Exchange rate variation	06.30.15
Provision for adjustment to realizable value	(1,205)	(2,683)	1,357	-	(3,296)	(5,827)
Provision for deterioration	(19,521)	(16,884)	-	12,878	(764)	(24,291)
Provision for obsolescence	(18,063)	(1,625)	-	7,072	1,214	(11,402)
	(38,789)	(21,192)	1,357	19,950	(2,846)	(41,520)

On June 30, 2015, there were no inventory items pledged as collateral for rural credit operations (R$40,000 as of December 31, 2014).

11.         BIOLOGICAL ASSETS

The current and non-current balances of biological assets are segregated are presented below:

	Parent company		Consolidated
	06.30.15	12.31.14	06.30.15	12.31.14

Live animals	1,236,058	1,122,350	1,246,190	1,130,580
Total current	1,236,058	1,122,350	1,246,190	1,130,580

Live animals	484,080	459,381	484,931	460,768
Forests	222,266	222,442	222,266	222,442
Total non-current	706,346	681,823	707,197	683,210
	1,942,404	1,804,173	1,953,387	1,813,790

Live animals are classified in the categories: poultry and pork and separated into consumable and for production. There were no changes in classification of nature of biological assets as compared to the information disclosed in the financial statements for the year ended December 31, 2014 (note 11).

During the six-months period ended June 30, 2015, Management did not identify any event that could impact the business model on the assumptions utilized in the analyses performed in 2014.

The quantities and balances per category of live animals are presented below:

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)
	Parent company
	06.30.15		12.31.14
	Quantity (thousand of heads)	Value	Quantity (thousand of heads)	Value
Consumable biological assets
Immature poultry	187,227	555,044	174,855	507,707
Immature pork	3,427	681,014	3,370	614,643
Total current	190,654	1,236,058	178,225	1,122,350

Production biological assets
Immature poultry	6,720	98,134	6,793	88,652
Mature poultry	11,263	160,976	11,378	154,238
Immature pork	179	47,835	174	44,547
Mature pork	382	177,135	379	171,304
Immature cattle	-	-	-	395
Mature cattle	-	-	-	245
Total non-current	18,544	484,080	18,724	459,381
	209,198	1,720,138	196,949	1,581,731

	Consolidated
	06.30.15		12.31.14
	Quantity (thousand of heads)	Value	Quantity (thousand of heads)	Value
Consumable biological assets
Immature poultry	190,537	565,176	177,914	515,937
Immature pork	3,427	681,014	3,370	614,643
Total current	193,964	1,246,190	181,284	1,130,580

Production biological assets
Immature poultry	6,720	98,135	6,836	89,308
Mature poultry	11,337	161,826	11,451	154,969
Immature pork	179	47,835	174	44,547
Mature pork	382	177,135	379	171,304
Immature cattle	-	-	-	395
Mature cattle	-	-	-	245
Total non-current	18,618	484,931	18,840	460,768
	212,582	1,731,121	200,124	1,591,348

The rollforward of biological assets for the year is presented below:

	Parent company
	Current			Non-current
	Poultry	Pork	Total	Poultry	Pork	Cattle	Forests	Total
Balance as of 12.31.14	507,707	614,643	1,122,350	242,890	215,851	640	222,442	681,823
Acquisition	80,891	578,506	659,397	14,922	67,412	-	-	82,334
Increase due to reproduction, consumption of animal feed, medication and remuneration of outgrowers	612,993	68,764	681,757	185,066	8,810	322	-	194,198
Depreciation/Depletion	-	-	-	(157,600)	(37,941)	(15)	(13,987)	(209,543)
Transfer between current and non-current	26,168	29,162	55,330	(26,168)	(29,162)	(378)	-	(55,708)
Transfer of property, plan and equipment	-	-	-	-	-	-	13,811	13,811
Reduction due to slaughtering	(672,715)	(610,061)	(1,282,776)	-	-	(569)	-	(569)
Balance as of 06.30.15	555,044	681,014	1,236,058	259,110	224,970	-	222,266	706,346

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)
	Consolidated
	Current			Non-current
	Poultry	Pork	Total	Poultry	Pork	Cattle	Forests	Total
Balance as of 12.31.14	515,937	614,643	1,130,580	244,277	215,851	640	222,442	683,210
Acquisition	80,891	578,506	659,397	14,922	67,412	-	-	82,334
Increase due to reproduction, consumption of animal feed, medication and remuneration of outgrowers	627,378	68,764	696,142	185,066	8,810	322	-	194,198
Depreciation/Depletion	-	-	-	(158,234)	(37,941)	(15)	(13,987)	(210,177)
Transfer between current and non-current	26,168	29,162	55,330	(26,168)	(29,162)	(378)	-	(55,708)
Transfer of property, plan and equipment	-	-	-	-	-	-	13,811	13,811
Reduction due to slaughtering	(685,855)	(610,061)	(1,295,916)	-	-	(569)	-	(569)
Exchange rate variation	657	-	657	98	-	-	-	98
Balance as of 06.30.15	565,176	681,014	1,246,190	259,961	224,970	-	222,266	707,197

Breeding animal costs are depreciated using the straight-line method for a period from 15 to 30 months.

12.         RECOVERABLE TAXES

	Parent company		Consolidated
	06.30.15	12.31.14	06.30.15	12.31.14
State ICMS ("VAT")	1,049,396	990,317	1,129,686	1,048,236
PIS and COFINS ("Federal Taxes to Social Fund Programs")	287,178	289,333	287,234	289,389
Income and social contribution tax	386,683	551,050	426,987	585,187
IPI ("Federal VAT")	59,961	59,560	59,961	59,560
Other	163,212	148,940	189,084	172,031
(-) Provision for losses	(247,361)	(226,306)	(254,828)	(233,245)
	1,699,069	1,812,894	1,838,124	1,921,158

Current	963,213	914,720	1,081,805	1,009,076
Non-current	735,856	898,174	756,319	912,082

The rollforward of the provision for losses is presented below:

	Parent company
	12.31.14	Additions	Write-offs	06.30.15
State ICMS ("VAT")	(169,518)	(10,150)	3,640	(176,028)
PIS and COFINS ("Federal Taxes to Social Fund Programs")	(31,478)	(14,482)	-	(45,960)
Income and social contribution tax	(8,985)	-	-	(8,985)
IPI ("Federal VAT")	(14,740)	-	-	(14,740)
Other	(1,585)	(138)	75	(1,648)
	(226,306)	(24,770)	3,715	(247,361)

	Consolidated
	12.31.14	Additions	Write-offs	Exchange rate variation	06.30.15
State ICMS ("VAT")	(169,518)	(10,150)	3,640	-	(176,028)
PIS and COFINS ("Federal Taxes to Social Fund Programs")	(31,478)	(14,482)	-	-	(45,960)
Income and social contribution tax	(9,030)	-	-	-	(9,030)
IPI ("Federal VAT")	(14,740)	-	-	-	(14,740)
Other	(8,479)	(138)	75	(528)	(9,070)
	(233,245)	(24,770)	3,715	(528)	(254,828)

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

13.         ASSETS AND LIABILITIES OF  DISCONTINUED OPERATIONS AND ASSETS HELD FOR SALE

13.1.     Breakdown of the balances

	06.30.15						12.31.14
	Parent company			Consolidated			Parent company			Consolidated
	Dairy	Other	Total	Dairy	Other	Total	Dairy	Other	Total	Other	Total
Asset
Current Assets
Cash and Cash Equivalents	-	-	-	10,153	-	10,153	-	-	-	-	-
Trade Accounts Receivable	-	-	-	151,085	-	151,085	233,000	-	233,000	-	233,000
Inventories	-	-	-	280,504	-	280,504	213,000	-	213,000	-	213,000
Recoverable Taxes	-	-	-	16,330	-	16,330	-	-	-	-	-
Other	-	-	-	3,612	-	3,612	-	-	-	-	-
Total current assets	-	-	-	461,684	-	461,684	446,000	-	446,000	-	446,000
Non-Current Assets
Trade Accounts Receivable	-	-	-	334	-	334	-	-	-	-	-
Biological Assets	-	-	-	594	-	594	-	-	-	-	-
Deferred Taxes	-	-	-	8,953	-	8,953	-	-	-	-	-
Recoverable Taxes	-	-	-	6	-	6	-	-	-	-	-
Investments	1,010,472	-	1,010,472	14,931	-	14,931	15,089	-	15,089	-	15,089
Property, Plant and Equipment, net	-	104,855	104,855	765,198	104,861	870,059	750,677	74,401	825,078	442	825,520
Intangible	671,398	-	671,398	671,475	-	671,475	671,398	-	671,398	-	671,398
Total non-current assets	1,681,870	104,855	1,786,725	1,461,491	104,861	1,566,352	1,437,164	74,401	1,511,565	442	1,512,007
Total Assets	1,681,870	104,855	1,786,725	1,923,175	104,861	2,028,036	1,883,164	74,401	1,957,565	442	1,958,007

Liabilities
Current Liabilities
Suppliers	-	-	-	224,400	-	224,400	279,000	-	279,000	-	279,000
Social and Labor Obligations	-	-	-	38,151	-	38,151	14,277	-	14,277	-	14,277
Tax Obligations	-	-	-	20,137	-	20,137	14,370	-	14,370	-	14,370
Other	-	-	-	7,863	-	7,863	-	-	-	-	-
Deferred Income Tax	224,376	-	224,376	224,390	-	224,390	200,617	-	200,617	-	200,617
Total current liabilities	224,376	-	224,376	514,941	-	514,941	508,264	-	508,264	-	508,264
Non-current Liabilities
Other	-	-	-	11,864	-	11,864	-	-	-	-	-
Total non-current liabilities	-	-	-	11,864	-	11,864	-	-	-	-	-
Total Liabilities	224,376	-	224,376	526,805	-	526,805	508,264	-	508,264	-	508,264
Assets and Liabilities of Discontinued
Operations and Held for Sale	1,457,494	104,855	1,562,349	1,396,370	104,861	1,501,231	1,374,900	74,401	1,449,301	442	1,449,743

13.2.     Discontinued operations

On December 05, 2014, BRF entered into sales and purchase agreement (“SPA”) with Lactalis (“buyer”), which established the terms and conditions for the sale of operating segment of dairy products, including (i) the manufacturing facilities located in the cities of Bom Conselho (PE), Carambeí (PR), Ravena (MG), Concórdia (SC), Teutônia (RS), Itumbiara (GO), Terenos (MS), Ijuí (RS), Três de Maio I (RS), Três de Maio II (RS) and Santa Rosa (RS and (ii) the related assets and trademarks  (Batavo, Elegê, Cotochés, Santa Rosa and DoBon) dedicated to such segment (“Transaction”).

At that date, the value of such Transaction was set forth at US$697,756 (equivalent to R$1,800,000), to be received at the conclusion date of  the transaction, subject to usual adjustments for working capital and net debt, as determined by the terms of SPA.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

Since the value of Transaction was fixed in U.S. Dollars and, considering that the functional currency of BRF and of buyer is different from U.S. Dollars, an embedded derivative was recognized under the terms of CPC 38, approved by CVM Deliberation nº 604/09. The fair market value of the embedded derivative totaled R$258,057 on June 30, 2015 and was recorded as other financial assets with effect in the statement of income of R$230,102.

The conclusion of the Transaction was subject to compliance with precedent conditions, such as necessary investments to adapt the assets to transfer to the buyer and regulatory approval, including the Administrative Council for Economic Defense (“CADE”) which occurs without restrictions on April 22, 2015, with final decisions on May 07, 2015. The Company is measuring the effects of the Transaction, occurred on July 01, 2015, as disclosed in note 35.

The statements of income and cash flows from discontinued operations that represent the dairy segment performance are disclosed as follows:

STATEMENTS OF INCOME
	Parent company			Consolidated
	06.30.15	06.30.14	06.30.15	06.30.14
Net Sales	983,535	1,307,790	1,122,764	1,307,790
Cost of Sales	(786,821)	(1,048,274)	(905,752)	(1,048,274)
Gross Profit	196,714	259,516	217,012	259,516
Operating Income (Expenses)
Selling	(160,261)	(220,049)	(188,199)	(220,049)
General and Administrative	(9,191)	(14,978)	(13,477)	(14,978)
Other Operating Expenses, net	(11,071)	(10,645)	(20,682)	(10,645)
Income from Associates and Joint Ventures	(19,465)	433	(1,876)	433
OPERATING INCOME	(3,274)	14,277	(7,222)	14,277
Financial Expenses	-	-	(292)	-
Financial Income	-	-	10	-
Income Before Taxes	(3,274)	14,277	(7,504)	14,277
Current Income and Social Contribution Taxes	(3,798)	(3,643)	(8,507)	(3,643)
Deferred Income Tax	-	-	8,939	-
Net income from discontined operations	(7,072)	10,634	(7,072)	10,634

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

STATEMENTS OF CASH FLOWS
	Parent company			Consolidated
	06.30.15	06.30.14	06.30.15	06.30.14

Net profit from discontinued operations	(7,072)	10,634	(7,072)	10,634
Adjustments to reconcile net income to net cash provided by discontinued
operations
Depreciation and amortization	76	31,989	4,035	31,989
Equity pick-up	19,465	(433)	1,876	(433)
Deferred income tax	-	-	(8,939)	-
Trade accounts receivable	-	-	81,622	-
Inventories	-	-	(67,504)	-
Trade accounts payable	-	-	(54,600)	-
Other rights and obligations	15,838	(15,942)	53,002	(15,942)
Net cash provided by discontinued operating activities	28,307	26,248	2,420	26,248
Investing activities from discontinued operations
Capital increase in subsidiaries	(20,038)	-	-	-
Additions to property, plant and equipment	(8,269)	(26,248)	(12,305)	(26,248)
Net cash used investing activities from discontinued operations	(28,307)	(26,248)	(12,305)	(26,248)
Proceeds from debt issuance	-	-	10,038	-
Capital increase	-	-	10,000	-
Net cash (used in) provided by financing activities	-	-	20,038	-
Net increase in cash	-	-	10,153	-
At the end of the period	-	-	10,153	-

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

14.         INCOME AND SOCIAL CONTRIBUTION TAXES

14.1.     Deferred income and social contribution taxes

	Parent company		Consolidated
	06.30.15	12.31.14	06.30.15	12.31.14
Assets
Tax loss carryforwards (corporate income tax)	1,020,102	640,745	1,092,303	697,843
Negative calculation basis (social contribution tax)	408,316	262,731	408,639	263,159

Temporary differences
Provisions for tax, civil and labor risks	206,919	200,748	210,402	204,212
Suspended collection taxes	78,912	69,074	78,913	69,074
Allowance for doubtful accounts	24,191	6,783	25,060	7,652
Provision for property, plant and equipment losses	15,980	15,529	15,980	15,529
Provision for tax credits credits	80,487	73,350	81,030	73,893
Provision for other obligations	59,001	50,810	61,373	52,914
Employees' profit sharing	52,362	118,899	52,362	118,899
Provision for inventory losses	9,103	11,560	9,102	11,560
Employees' benefits plan	110,010	106,784	110,010	106,784
Business combination - Sadia (1)	512,328	583,770	512,328	583,770
Unrealized losses on derivatives financial instruments	86,866	56,615	86,866	56,615
Provision for losses - other debtors	9,267	8,220	9,267	8,220
Other temporary differences	23,953	48,428	31,994	52,014
	2,697,797	2,254,046	2,785,629	2,322,138

Liabilities
Temporary differences
Business combination - Sadia (1)	(730,875)	(750,509)	(730,875)	(750,509)
Business combination - other companies	-	-	(38,399)	(75,729)
Unrealized gains on derivatives	(97,322)	(10,601)	(97,322)	(10,601)
Difference between tax basis and accounting basis of goodwill amortization	(224,033)	(223,213)	(224,033)	(223,213)
Difference between tax depreciation rate and accounting depreciation rate (useful life)	(520,981)	(511,404)	(520,981)	(511,404)
Estimated annual effective tax rate - CPC 21	(349,596)	-	(349,596)	-
Other temporary differences	(9,592)	(6,387)	(70,859)	(36,667)
	(1,932,399)	(1,502,114)	(2,032,065)	(1,608,123)

Total net deferred tax assets	765,398	751,932	753,564	714,015

Business combination - Dánica and Avex (deferred tax liability)	-	-	(15,475)	(15,633)
Business combination - AFC (deferred tax liability)	-	-	(37,605)	(34,636)
Business combination - AKF (deferred tax liability)	-	-	(4,898)	(4,334)
Business combination - Federal Foods (deferred tax liability)	-	-	(8,591)	(7,751)
Other - exchange variation	-	-	(48,445)	(27,830)
	-	-	(115,014)	(90,184)
Total deferred tax	765,398	751,932	638,550	623,831

(1)          The deferred tax asset on the business combination with Sadia is mainly computed on the difference between the accounting and tax basis of goodwill determined in the purchase price allocation. Deferred tax liabilities on business combinations Sadia are substantially represented by the fair value of property, plant and equipment, trademarks and contingent liabilities.

Certain subsidiaries of the Company have tax loss carryforwards and negative basis of social contribution of R$16,424 and R$16,241, respectively, (R$16,474 and R$16,291 as of December 31, 2014), for which no deferred tax asset was recorded. If there was an expectation that such tax credits would be realized the amount to be recognized in the balance sheet would be R$5,568 (R$5,585 as of December 31, 2014).

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

14.2.      Estimated time of realization

Deferred tax arising from temporary differences that will be realized as they are settled or realized. The period of the settlement or realization of such differences would not be properly estimated and is tied to several factors that are not under control of Management.

When assessing the likelihood of the realization of deferred tax assets on income tax loss carryforward and negative calculation bases of social contribution tax, Management considers the Company’s budget, strategic plan and projected taxable income. Based on this estimate, Management believes that it is probable that the deferred tax will be realized, as shown below:

	Parent company	Consolidated
2015	11,888	12,715
2016	176,178	177,318
2017	196,901	218,469
2018	219,883	242,551
2019 onwards	823,568	849,889
	1,428,418	1,500,942

The rollforward of deferred tax is set forth below:

	Parent company		Consolidated
	06.30.15	12.31.14	06.30.15	12.31.14

Beginning balance	751,932	745,875	623,831	645,111
Deferred income and social contribution taxes recognized in the statement of income	(103,341)	(235,889)	(90,624)	(235,205)
Deferred income and social contribution taxes transfered to assets held for sale - dairy business	23,759	200,617	23,759	200,617
Deferred income and social contribution taxes recognized in Business combination - Minerva	(1,667)	1,128	-	-
Deferred income and social contribution taxes recognized in other comprehensive income	94,715	52,783	94,648	52,824
Business combination	-	-	-	(46,722)
Other	-	(12,582)	(13,064)	7,206
Ending balance	765,398	751,932	638,550	623,831

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

14.3.     Income and social contribution taxes reconciliation

	Parent company		Consolidated
	06.30.15	06.30.14	06.30.15	06.30.14

Income before taxes from continued operations	925,628	642,164	934,550	648,916
Nominal tax rate	34%	34%	34%	34%
Expected tax expense at nominal tax rate	(314,714)	(218,336)	(317,747)	(220,631)

Reconciling itens:
Equity interest in income of subsidiaries, associates and joint venture	328,741	64,563	(24,081)	7,655
Exchange rate variation on foreign investments	88,076	(59,088)	119,561	(58,794)
Difference of tax rates on results of foreign subsidiaries	-	-	324,480	55,522
Interest on shareholders' equity	144,792	122,740	144,792	122,740
Penalties	(2,212)	(10,260)	(2,217)	(10,260)
Investment grant	18,389	24,589	18,389	24,589
Estimated annual effective tax rate - CPC 21	(349,596)	14,077	(349,596)	14,077
Other permanent differences	(13,019)	(8,566)	(13,949)	(7,721)
	(99,543)	(70,281)	(100,368)	(72,823)

Current income tax	3,798	2,037	(9,744)	(16,552)
Deferred income tax	(103,341)	(72,318)	(90,624)	(56,271)

The taxable income, current and deferred income tax from foreign subsidiaries is presented below:

	Consolidated
	06.30.15	06.30.14
Taxable income (loss) from foreign subsidiaries	1,038,675	160,235
Current income tax credit (expense) from foreign subsidiaries	(12,603)	(17,366)
Deferred income tax from foreign subsidiaries	91	11,225

The Company has determined that the earnings recorded by the holdings of its wholly-owned subsidiaries located abroad will not be redistributed. Such resources will be used for investments in the subsidiaries, and thus no deferred income tax was recognized. The total of undistributed earnings corresponds to R$3,178,218 as of June 30, 2015 (R$1,896,478 as of December 31, 2014).

Brazilian income taxes are subject to review for a 5-year period, during which the tax authorities might audit and assess the Company for additional taxes and penalties. Subsidiaries located abroad are taxed in their respective jurisdictions, according to local regulations.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

15.         JUDICIAL DEPOSITS

The rollforward of the judicial deposits is presented below:

	Parent company
	12.31.14	Additions	Reversals	Write-offs	Price index update	06.30.15
Tax	352,274	13,831	(27,007)	-	15,682	354,780
Labor	228,309	63,258	(8,789)	(23,815)	14,015	272,978
Civil, commercial and other	31,703	3,181	(182)	(52)	1,968	36,618
	612,286	80,270	(35,978)	(23,867)	31,665	664,376

	Consolidated
	12.31.14	Additions	Reversals	Write-offs	Price index update	Exchange rate variation	06.30.15
Tax	352,184	13,831	(27,008)	-	15,697	-	354,704
Labor	231,369	65,790	(9,153)	(23,815)	14,016	168	278,375
Civil, commercial and other	32,166	3,181	(182)	(52)	1,969	-	37,082
	615,719	82,802	(36,343)	(23,867)	31,682	168	670,161

16.         INVESTMENTS IN SUBSIDIARIES, ASSOCIATES AND JOINT VENTURES

16.1.     Investments breakdown

	Parent company		Consolidated
	06.30.15	12.31.14	06.30.15	12.31.14
Investment in subsidiaries and associates	4,736,182	3,439,320	132,337	137,359
Goodwill Quickfood	332,675	312,177	-	-
Goodwill Minerva	252,184	247,283	251,572	247,283
Goodwill AKF	-	-	61,057	52,428
Advance for future capital increase	100	100	-	-
	5,321,141	3,998,880	444,966	437,070
Other investments	1,107	849	1,539	1,353
	5,322,248	3,999,729	446,505	438,423

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

16.2.     Summary of financial information of associates

	Avipal Centro Oeste S.A.	Avipal Construtora S.A.	BRF GmbH	Elebat Alimentos S.A.	Establec. Levino Zaccardi	Perdigão Trading S.A.	PSA Labor. Veter. Ltda.	Quickfood S.A.	Sadia Alimentos S.A.	Sadia International Ltd.	Sadia Uruguay S.A.	Sadia Overseas S.A.	VIP S.A. Empr. e Particip. Imob.
	06.30.15	06.30.15	06.30.15	06.30.15	06.30.15	06.30.15	06.30.15	06.30.15	06.30.15	06.30.15	06.30.15	06.30.15	06.30.15
Current assets	38	-	420,276	540,194	1,296	-	3,818	360,726	18,483	1,349	18,019	25,343	89,826
Non-current assets	-	-	4,367,774	790,094	118	-	2,641	250,318	166,877	204,973	94,068	261,996	1,719
Current liabilities	-	-	(18,657)	(307,936)	(1,073)	-	(639)	(470,957)	(14,684)	(4,147)	(6,065)	(2,405)	(2,710)
Non-current liabilities	-	-	(568,592)	(11,878)	(133)	-	-	(118,524)	(15,989)	-	-	(349,849)	(24)
Shareholders' equity	(38)	-	(4,200,801)	(1,010,474)	(208)	-	(5,820)	(21,563)	(154,687)	(202,175)	(106,022)	64,915	(88,811)

Net revenues	-	-	8,775	170,579	-	-	-	566,282	66	-	16,304	-	-
Net income (loss)	-	-	1,078,558	(18,164)	(1,079)	-	256	374	(44,689)	(8,280)	4,972	(16,369)	2,667

	12.31.14	12.31.14	12.31.14	12.31.14	12.31.14	12.31.14	12.31.14	12.31.14	12.31.14	12.31.14	12.31.14	12.31.14	12.31.14
Current assets	38	-	391,669	1	3,921	-	3,698	232,850	18,533	1,428	-	39	65,907
Non-current assets	-	-	2,767,582	-	124	-	2,503	217,735	89,086	180,728	-	385,891	22,870
Current liabilities	-	-	(13,402)	-	(1,729)	-	(637)	(270,110)	(13,106)	(1,737)	-	(2,917)	(2,608)
Non-current liabilities	-	-	(205,604)	-	(1,235)	-	-	(161,763)	(16,110)	-	-	(424,367)	(26)
Shareholders' equity	(38)	-	(2,940,245)	(1)	(1,081)	-	(5,564)	(18,712)	(78,403)	(180,419)	-	41,354	(86,143)

Net revenues	-	-	10,283	-	3,718	-	-	860,071	3,440	-	-	-	-
Net income (loss)	(44)	(49)	717,782	-	(2,960)	(52)	630	(23,500)	(35,543)	(10,024)	-	(20,030)	10,489

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

16.3.     Rollforward of the interest in subsidiaries and associates – Parent company

	Subsidiaries											Associates
	Avipal Centro Oeste S.A.	BRF GmbH	Elebat Alimentos S.A.	Establec. Levino Zaccardi	PSA Labor. Veter. Ltda	Quickfood S.A.	Sadia Alimentos S.A.	Sadia International Ltd.	Sadia Uruguay S.A.	Sadia Overseas S.A.	VIP S.A. Empr. e Particip. Imob	K&S Alimentos S.A.	Minerva S.A.	Nutrifont Alimentos S.A.	PP-BIO Adm. Bem próprio S.A.	PR-SAD Adm. Bem próprio S.A.	UP! Alimentos Ltda	Total
																		06.30.15	12.31.14
a) Capital share as of June 30, 2015
% of share	100.00%	100.00%	99.99%	98.26%	99.99%	90.05%	43.10%	100.00%	86.11%	100.00%	100.00%	49.00%	16.29%	50.00%	33.33%	33.33%	50.00%
Total number of shares and membership interests	6,963,854	1	710,184,339	100	5,463,850	36,469,606	33,717,308	900	898,160,091	50,000	14,249,459	27,664,086	178,000,090	20,000	-	-	1,000
Number of shares and membership interest held	6,963,854	1	710,184,330	98	5,463,849	32,841,224	33,717,308	900	773,396,778	50,000	14,249,459	13,555,402	29,000,000	10,000	-	-	500

b) Information as of June 30, 2015
Capital stock	5,972	6,565	1,028,638	6,604	5,564	28,117	338,800	2,792	92,723	3	40,061	27,664	834,151	35,000	-	-	1
Shareholders' equity	38	4,200,801	1,010,474	208	5,820	21,563	154,687	202,175	106,022	(64,915)	88,811	46,079	176,141	-	-	-	11,346
Fair value adjustments of assets and liabilities acquired	-	-	-	-	-	143,664	-	-	-	-	-	-	-	-	-	-	-
Goodwill based on expectation of future profitability	-	-	-	-	-	189,011	-	-	-	-	-	-	252,184	-	-	-	-
Income (loss) for the period	-	1,078,558	(18,164)	(1,079)	256	374	(44,689)	(8,280)	4,972	(16,369)	2,667	10,307	(530,797)	-	-	-	22,959

c) Balance of investments as of June 30, 2015
Beginning balance	38	2,940,251	-	1,060	5,561	328,960	78,307	180,418	-	-	86,142	17,528	357,246	-	1,354	2,014	1	3,998,880	3,203,993
Equity pick-up	-	1,078,558	(18,164)	(1,060)	256	337	(26,443)	(8,280)	4,862	(16,369)	2,667	5,050	(86,467)	(1,301)	-	-	11,480	945,126	659,572
Unrealized profit in inventory	-	-	-	166	-	701	(133)	-	-	-	-	-	-	-	-	-	-	734	512
Goodwill in the acquisition of non-controlling entities	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	245,941
Exchange rate variation on goodwill in the acquisiton of non-controlling entities	-	(1,144)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(1,144)	3
Exchange rate variation on goodwill	-	-	-	-	-	23,888	-	-	-	-	-	-	-	-	-	-	-	23,888	(126,664)
Goodwill	-	-	-	-	-	(3,390)	-	-	-	-	-	-	4,901	-	-	-	-	1,511	(8,033)
Write-off of fair value of property, plant and equipment	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(555)
Exchange rate variation on foreign investments	-	236,261	-	-	-	-	7,332	30,037	(7,393)	(7,191)	-	-	-	-	-	-	-	259,046	19,021
Other comprehensive income	-	94,732	-	39	-	1,599	7,475	-	-	-	-	-	5,197	-	-	-	-	109,042	(4,402)
Increase / decrease in capital	-	-	318,453	-	-	-	-	-	93,825	-	-	-	-	-	159	710	-	413,147	180,769
Acquisition of non-controlling interest	-	(259,101)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(259,101)	-
Appreciation in exchange of shares	-	111,247	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	111,247	-
Dividends and interests on shareholders' equity	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(5,807)	(5,807)	(127,941)
Write-off of investment	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(181,349)
Deferred income and social contribution tax on goodwill	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Acquisition of equity interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	127,210
Impairment losses for investments	-	-	-	-	-	-	-	-	-	23,560	-	-	-	-	-	-	-	23,560	25,892
Transfer to held for sale and discontinued operations	-	-	(300,289)	-	-	-	-	-	-	-	-	-	-	1,301	-	-	-	(298,988)	(15,089)
	38	4,200,804	-	205	5,817	352,095	66,538	202,175	91,294	-	88,809	22,578	280,877	-	1,513	2,724	5,674	5,321,141	3,998,880

The exchange rate variation on the investments in foreign subsidiaries, whose functional currency is Brazilian Reais, resulted in a gain of R$351,647 on June 30, 2015 (loss of R$172,921 as of June 30, 2014) and was recognized as financial income.

On June 30, 2015, these subsidiaries, associates and joint ventures do not have any significant restriction to transfer dividends or repay their loans or advances to the Company.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

16.4.     Summary of financial information of associates

	K&S		Minerva		Nutrifont		PP-BIO		PR-SAD		UP!		Total
	06.30.15	12.31.14	06.30.15	12.31.14	06.30.15	12.31.14	06.30.15	12.31.14	06.30.15	12.31.14	06.30.15	12.31.14	06.30.15	12.31.14
Current assets	53,205	46,133	2,613,459	2,648,897	-	40,350	-	-	-	-	42,259	73,105
Non-current assets	12,158	8,916	4,246,789	3,566,269	-	123,654	4,538	4,065	8,172	6,045	201	201
Current liabilities	(18,453)	(18,467)	(1,654,109)	(1,357,818)	-	(130,710)	-	-	-	-	(31,114)	(73,305)
Non-current liabilities	(831)	(810)	(5,029,998)	(4,182,311)	-	(3,118)	-	-	-	-	-	-
Shareholder's equity	46,079	35,772	176,141	675,037	-	30,176	4,538	4,065	8,172	6,045	11,346	1

% of participation	49.00%	49.00%	16.29%	50.00%	50.00%	50.00%	33.33%	33.33%	33.33%	33.33%	50.00%	50.00%

Book value of investment	22,578	17,528	28,693	109,963	-	15,088	1,513	1,355	2,724	2,015	5,674	1
Transfer to held for sale	-	-	-	-	-	(15,088)	-	-	-	-	-	-
Book value of investment	22,578	17,528	28,693	109,963	-	-	1,513	1,355	2,724	2,015	5,674	1	61,182	130,862

Dividends declared	-	1,221	-	-	-	-	-	-	-	-	-	63,700		64,921

	K&S		Minerva		Nutrifont		PP-BIO		PR-SAD		UP!
	06.30.15	06.30.14	06.30.15	06.30.14	06.30.15	06.30.14	06.30.15	06.30.14	06.30.15	06.30.14	06.30.15	06.30.14
Net revenues	63,655	53,106	2,572,183	-	-	-	-	-	-	-	92,804	101,239
Net income (loss)	10,307	5,824	(530,797)	-	-	864	-	-	-	-	22,959	34,168

Equity pick-up	5,050	2,854	(86,467)	-	(1,301)	432	-	-	-	-	11,480	17,084
Transfer to held for sale	-	-	-	-	1,301	-	-	-	-	-	-	-
Equity pick-up	5,050	2,854	(86,467)	-	-	432	-	-	-	-	11,480	17,084	(69,937)	20,370

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

16.5.     Summary of financial information of joint venture

	AKF		SATS BRF	Total
	06.30.15	12.31.14	06.30.15	06.30.15	12.31.14
Assets
Current	95,168	73,914	-
Cash and cash equivalents	16,034	8,271	-
Prepaid expenses	379	93	-
Other current assets	78,755	65,550	-
Non-current	7,632	5,667	-
Liabilities
Current	(71,857)	(60,973)	-
Trade accounts payable	(5,456)	(7,312)	-
Tax payable	(4,691)	(3,632)	-
Other current liabilities	(61,710)	(50,029)	-
Non-current	(2,764)	(2,364)	-
Long-term debt	-	(165)	-
Deferred income	(2,764)	(2,199)	-
Shareholder's equity	28,179	16,244	122,210	150,389	16,244

% of participation	40.00%	40.00%	49.00%

Book value of investment	11,272	6,498	59,883	71,155	6,498

	AKF		SATS BRF	Total
	06.30.15	12.31.14	06.30.15	06.30.15	12.31.14
Net sales	148,512	-	-
Depreciation and amortization	(730)	-	-
Financial expense	(301)	-	-
Income before taxes	7,156	-	-
Net income (loss)	7,156	-	-	7,156	-

% of participation	40.00%	40.00%	49.00%

Equity pick-up	2,862	-	-	2,862	-

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

17.         PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment rollforward is presented below:

	Parent company
	Weighted average depreciation rate (p.a.)	12.31.14	Additions	Additions from discontinued operations	Disposals	Reversals	Transfers (1)	Net transfers between held for sale (1)	06.30.15
Cost
Land	-	549,494	647	39	(20)	-	(32,993)	9,736	526,903
Buildings and improvements	-	4,854,292	14,899	-	(1,368)	-	98,928	3,856	4,970,607
Machinery and equipment	-	5,980,863	12,746	79	(38,864)	-	238,669	(10,019)	6,183,474
Facilities	-	1,644,353	17	-	(4,343)	-	73,016	(6,686)	1,706,357
Furniture	-	87,821	6	50	(980)	-	20,848	(385)	107,360
Vehicles	-	131,418	73	-	(3,815)	-	(74,615)	143	53,204
Construction in progress	-	457,777	482,770	8,101	-	-	(428,774)	(3,657)	516,217
Advances to suppliers	-	3,570	28,820	-	-	-	(27,688)	-	4,702
		13,709,588	539,978	8,269	(49,390)	-	(132,609)	(7,012)	14,068,824

Depreciation
Buildings and improvements	3.07%	(1,348,195)	(71,632)	-	520	-	1,249	-	(1,418,058)
Machinery and equipment	5.85%	(2,310,811)	(169,490)	-	27,709	-	(2,142)	-	(2,454,734)
Facilities	3.80%	(475,997)	(33,036)	-	2,674	-	(88)	-	(506,447)
Furniture	7.98%	(41,371)	(3,413)	-	627	-	181	-	(43,976)
Vehicles	16.93%	(57,921)	(8,277)	-	1,719	-	36,948	-	(27,531)
		(4,234,295)	(285,848)	-	33,249	-	36,148	-	(4,450,746)
Provision for losses		(50,684)	(5,693)	-	-	4,366	-	-	(52,011)
		9,424,609	248,437	8,269	(16,141)	4,366	(96,461)	(7,012)	9,566,067

(1)          Refers to the transfer of R$33,957 to intangible assets, R$13,811 to biological assets, R$36,736 to held for sale and R$18,969 to Investments.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)
	Consolidated
	Weighted average depreciation rate (p.a.)	12.31.14	Additions	Additions from discontinued operations	Business combinations	Disposals	Reversals	Transfers (1)	Net transfers between held for sale (1)	Exchange rate variation	06.30.15
Cost
Land	-	544,998	647	39	-	(352)	-	(32,993)	9,736	1,609	523,684
Buildings and improvements	-	5,099,255	15,140	-	4,732	(1,973)	-	112,458	3,856	14,065	5,247,533
Machinery and equipment	-	6,303,425	13,889	79	3,153	(46,079)	-	320,871	(10,019)	38,790	6,624,109
Facilities	-	1,757,408	72	-	-	(4,346)	-	71,126	(6,686)	8,107	1,825,681
Furniture	-	100,430	197	50	-	(1,035)	-	22,107	(385)	8,633	129,997
Vehicles	-	144,048	452	-	1,627	(5,036)	-	(74,615)	143	(6,212)	60,407
Construction in progress	-	607,709	524,093	8,101	-	(939)	-	(534,865)	(3,657)	3,884	604,326
Advances to suppliers	-	20,267	27,381	-	-	(41)	-	(27,688)	-	(363)	19,556
		14,577,540	581,871	8,269	9,512	(59,801)	-	(143,599)	(7,012)	68,513	15,035,293

Depreciation
Buildings and improvements	3.07%	(1,359,840)	(76,996)	-	(244)	912	-	1,189	-	(2,794)	(1,437,773)
Machinery and equipment	5.86%	(2,486,173)	(182,674)	-	(3,045)	27,553	-	1,556	-	(12,242)	(2,655,025)
Facilities	3.88%	(507,934)	(35,306)	-	-	2,674	-	153	-	(766)	(541,179)
Furniture	7.98%	(54,606)	(4,211)	-	-	638	-	172	-	(948)	(58,955)
Vehicles	17.51%	(58,954)	(8,511)	-	(772)	2,320	-	36,944	-	(755)	(29,728)
		(4,467,507)	(307,698)	-	(4,061)	34,097	-	40,014	-	(17,505)	(4,722,660)
Provision for losses		(50,684)	(5,693)	-	-	-	4,366	-	-	-	(52,011)
		10,059,349	268,480	8,269	5,451	(25,704)	4,366	(103,585)	(7,012)	51,008	10,260,622

(1)          Refers to the transfer of R$41,081 to intangible assets, R$13,811 to biological assets, R$36,736 to held for sale and R$18,969 to Investments.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

The Company has fully depreciated items that are still operating, which are set forth below:

	Parent company		Consolidated
	06.30.15	12.31.14	06.30.15	12.31.14
Cost
Buildings and improvements	117,162	114,984	119,426	127,168
Machinery and equipment	657,697	633,241	690,497	671,054
Facilities	71,649	71,313	76,126	71,676
Furniture	14,930	14,499	17,742	19,140
Vehicles	4,962	4,494	5,672	4,494
Others	46,785	39,852	46,785	39,852
	913,185	878,383	956,248	933,384

During six-month period ended June 30, 2015, the Company capitalized interest in the amount of R$9,408 in the parent company and R$9,562 in the consolidated (R$19,357 in the parent company and R$24,123 in the consolidated in June 30, 2014). The weighted average interest rate utilized to determine the capitalized amount was 5.86% p.a. in the parent company and 6.06% in the consolidated in June 30, 2015 (5.46% p.a. in the parent company and 6.23% p.a. in the consolidated in June 30, 2014).

On June 30, 2015, the Company had no commitments assumed related to acquisition and/or construction of property, plant and equipment items.

The property, plant and equipment items that are pledged as collateral for various transactions are presented below:

		Parent company and Consolidated
		06.30.15	12.31.14
	Type of collateral	Book value of the collateral	Book value of the collateral
Land	Financial/Labor/Tax/Civil	284,020	320,905
Buildings and improvements	Financial/Labor/Tax/Civil	1,690,888	1,670,522
Machinery and equipment	Financial/Labor/Tax	2,123,780	2,053,784
Facilities	Financial/Labor/Tax	653,363	640,400
Furniture	Financial/Labor/Tax/Civil	28,506	18,699
Vehicles	Financial/Tax	2,152	10,835
Others	Financial/Labor/Tax/Civil	77,005	76,944
		4,859,714	4,792,089

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

18.         INTANGIBLES

Intangible assets are comprised of the following items:

	Parent company
	Weighted average amortization rate (p.a.)	Cost	Accumulated amortization	06.30.15	12.31.14
Goodwill	-	2,096,587	-	2,096,587	2,096,587
Outgrowers relationship	12.50%	13,986	(4,854)	9,132	9,727
Trademarks	-	1,173,000	-	1,173,000	1,173,000
Patents	16.51%	3,722	(1,722)	2,000	2,325
Software	20.00%	423,869	(243,983)	179,886	163,451
		3,711,164	(250,559)	3,460,605	3,445,090

	Consolidated
	Weighted average amortization rate (p.a.)	Cost	Accumulated amortization	06.30.15	12.31.14
Goodwill	-	2,880,157	-	2,880,157	2,525,343
Outgrowers relationship	12.50%	13,986	(4,854)	9,132	9,727
Trademarks	-	1,275,187	-	1,275,187	1,267,888
Patents	17.57%	5,344	(2,635)	2,709	2,557
Customer relationship	7.71%	387,063	(33,363)	353,700	330,012
Supplier relationship	42.00%	10,683	(9,342)	1,341	2,484
Software	20.00%	478,012	(265,961)	212,051	190,632
		5,050,432	(316,155)	4,734,277	4,328,643

The intangible assets rollforward is set forth below:

	Parent company
	12.31.14	Additions	Disposals	Transfers	06.30.15
Cost
Goodwill	2,096,587	-	-	-	2,096,587
Ava	49,368	-	-	-	49,368
Eleva Alimentos	808,140	-	-	-	808,140
Incubatório Paraíso	656	-	-	-	656
Paraíso Agroindustrial	16,751	-	-	-	16,751
Perdigão Mato Grosso	7,636	-	-	-	7,636
Sadia	1,214,036	-	-	-	1,214,036
Outgrowers relationship	13,682	304	-	-	13,986
Trademarks	1,173,000	-	-	-	1,173,000
Patents	3,722	-	-	-	3,722
Software	414,941	23,954	(48,998)	33,972	423,869
	3,701,932	24,258	(48,998)	33,972	3,711,164

Amortization
Outgrowers relationship	(3,955)	(899)	-	-	(4,854)
Patents	(1,397)	(325)	-	-	(1,722)
Software	(251,490)	(41,476)	48,998	(15)	(243,983)
	(256,842)	(42,700)	48,998	(15)	(250,559)
	3,445,090	(18,442)	-	33,957	3,460,605

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

	Consolidated
	12.31.14	Additions	Disposals	Business combination	Transfers	Exchange rate variation	06.30.15
Cost
Goodwill	2,525,343	-	-	309,284	-	45,530	2,880,157
Ava	49,368	-	-	-	-	-	49,368
Avex	28,965	-	-	-	-	2,219	31,184
BRF AFC	138,341	-	-	-	-	18,114	156,455
BRF Invicta	-	-	-	308,507	-	-	308,507
Dánica	7,373	-	-	-	-	565	7,938
Eleva Alimentos	808,140	-	-	-	-	-	808,140
Federal Foods	57,428	-	-	-	-	9,656	67,084
Incubatório Paraíso	656	-	-	-	-	-	656
Invicta Food Group	-	-	-	777	-	-	777
Paraíso Agroindustrial	16,751	-	-	-	-	-	16,751
Perdigão Mato Grosso	7,636	-	-	-	-	-	7,636
Plusfood	21,087	-	-	-	-	1,527	22,614
Quickfood	175,562	-	-	-	-	13,449	189,011
Sadia	1,214,036	-	-	-	-	-	1,214,036
Non-compete agreement	332	-	(350)	-	-	18	-
Outgrowers relationship	13,682	304	-	-	-	-	13,986
Trademarks	1,267,888	-	-	-	-	7,299	1,275,187
Patents	4,823	6	-	-	479	36	5,344
Customer relationship	351,449	-	-	-	-	35,614	387,063
Supplier relationship	10,064	-	-	-	-	619	10,683
Software	453,551	24,101	(49,104)	-	44,483	4,981	478,012
	4,627,132	24,411	(49,454)	309,284	44,962	94,097	5,050,432

Amortization
Non-compete agreement	(332)	-	350	-	-	(18)	-
Outgrowers relationship	(3,955)	(899)	-	-	-	-	(4,854)
Patents	(2,266)	(350)	-	-	-	(19)	(2,635)
Customer relationship	(21,437)	(14,151)	-	-	-	2,225	(33,363)
Supplier relationship	(7,580)	(1,317)	-	-	-	(445)	(9,342)
Software	(262,919)	(45,967)	49,075	-	(3,881)	(2,269)	(265,961)
	(298,489)	(62,684)	49,425	-	(3,881)	(526)	(316,155)
	4,328,643	(38,273)	(29)	309,284	41,081	93,571	4,734,277

For the six-month period ended June 30, 2015, Management did not identify and event that could indicate an impairment of such assets.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

19.         LOANS AND FINANCING

	Parent company
	Charges (p.a.)	Weighted average interest rate (p.a.)	WAMT (1)	Current	Non-current	06.30.15	12.31.14
Local currency

Working capital	6.50% (6.26% on 12.31.14)	6.50% (6.26% on 12.31.14)	0.6	1,174,816	-	1,174,816	1,239,834

Development bank credit lines	Fixed rate / TJLP + 1.42% (Fixed rate / TJLP + 2.50% on 12.31.14)	3.66% (3.89% on 12.31.14)	1.5	214,565	353,570	568,135	763,748

Bonds	7.75% (7.75% on 12.31.14)	7.75% (7.75% on 12.31.14)	2.9	4,140	497,483	501,623	501,192

Export credit facility	10.84% (9.63% on 12.31.14)	10.84% (9.63% on 12.31.14)	0.4	397,296	-	397,296	967,748

Special program asset restructuring	Fixed rate / IGPM + 4.90% (Fixed rate / IGPM + 4.90% on 12.31.14)	10.48% (8.54% on 12.31.14)	4.7	1,648	218,091	219,739	213,451

Other secured debts and financial lease	8.14% (8.14% on 12.31.14)	8.14% (8.14% on 12.31.14)	2.9	32,904	141,989	174,893	294,626

Fiscal incentives	Fixed rate / 10.00% IGPM + 1.00% (Fixed rate / 10.00% IGPM + 1.00% on 12.31.14)	2.04% (1.52% on 12.31.14)	3.6	14,361	10,735	25,096	12,545

				1,839,730	1,221,868	3,061,598	3,993,144

Foreign currency

Bonds	4.10% (4.97% on 12.31.14) + e.r. US$	4.10% (4.97% on 12.31.14) + e.r. US$	8.0	25,698	5,981,849	6,007,547	5,201,196

Export credit facility	LIBOR + 2.74% (LIBOR + 2.74% on 12.31.14) + e.r. US$	3.12% (3.07% on 12.31.14) + e.r. US$ and other currencies	2.8	8,400	922,109	930,509	793,886

Development bank credit lines	UMBNDES + 2.26% (UMBNDES + 2.22% on 12.31.14) + e.r. US$ and other currencies	6.35% (6.34% on 12.31.14) + e.r. US$ and other currencies	1.3	12,829	14,306	27,135	42,395

				46,927	6,918,264	6,965,191	6,037,477
				1,886,657	8,140,132	10,026,789	10,030,621

(1) Weighted average maturity in years.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)
	Consolidated
	Charges (p.a.)	Weighted average interest rate (p.a.)	WAMT (1)	Current	Non-current	06.30.15	12.31.14
Local currency

Working capital	6.50% (6.26% on 12.31.14)	6.50% (6.26% on 12.31.14)	0.6	1,174,816	-	1,174,816	1,239,834

Development bank credit lines	Fixed rate / TJLP + 1.42% (Fixed rate / TJLP + 2.50% on 12.31.14)	3.66% (3.89% on 12.31.14)	1.5	214,565	353,570	568,135	763,748

Bonds	7.75% (7.75% on 12.31.14)	7.75% (7.75% on 12.31.14)	2.9	4,140	497,483	501,623	501,192

Export credit facility	10,84% (9.63% on 12.31.14)	10.84% (9.63% on 12.31.14)	0.4	397,296	-	397,296	967,748

Special program asset restructuring	Fixed rate / IGPM + 4.90% (Fixed rate / IGPM + 4.90% on 12.31.14)	10.48% (8.54% on 12.31.14)	4.7	1,648	218,091	219,739	213,451

Other secured debts and financial lease	8.14% (8.14% on 12.31.14)	8.14% (8.14% on 12.31.14)	2.9	32,904	141,989	174,893	294,626

Fiscal incentives	Fixed rate / 10.00% IGPM + 1.00% (Fixed rate / 10.00% IGPM + 1.00% on 12.31.14)	2,04% (1.52% on 12.31.14)	3.6	14,361	10,735	25,096	12,545

				1,839,730	1,221,868	3,061,598	3,993,144

Foreign currency

Bonds	4,97% (5.87% on 12.31.14) + e.r. US$ and ARS	4.97% (5.87% on 12.31.14) + e.r. US$ and ARS	7.4	120,318	6,804,737	6,925,055	6,413,992

Export credit facility	LIBOR + 2.71% (LIBOR + 2.71% on 12.31.14) + e.r. US$	3.06% (3.01% on 12.31.14) + e.r. US$	2.9	8,898	1,231,855	1,240,753	1,059,433

Working capital	Fixed rate + LIBOR + 4.75% (Fixed rate + LIBOR + 2.71% on 12.31.14) + e.r. US$ and ARS	16,47% (22.97% on 12.31.14) + e.r. US$ and ARS	-	92,306	-	92,306	68,817

Development bank credit lines	UMBNDES + 2.26% (UMBNDES + 2.22% on 12.31.14) + e.r. US$ and other currencies	6.35% (6.34% on 12.31.14) + e.r. US$ and other currencies	1.3	12,829	14,308	27,137	42,395

Other secured debts and financial lease	15.08% (15.08% on 12.31.14) + e.r. ARS	15.08% (15.08% on 12.31.14) + e.r. ARS	0.7	6,888	1,312	8,200	11,554

				241,239	8,052,212	8,293,451	7,596,191
				2,080,969	9,274,080	11,355,049	11,589,335

(1) Weighted average maturity in years.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

Senior Notes BRF 2022 (“Green Bonds”): On May 29, 2014, BRF concluded a Senior Notes offer of 7 (seven) year in the total amount of EUR500,000, which will mature on May 03, 2022 (“Senior Notes BRF 2022”), issued with a coupon (interest) of 2.75% p.a. (yield to maturity 2.822%), payable annually beginning on June 03, 2016.

The Green Bonds are the first issued by a Brazilian company and BRF intends to use the proceeds in order to finance sustainable projects in the areas of energy efficiency, reducing the emission of greenhouse gases, renewable energy, use of water management, waste management, use of sustainable and efficient packaging, sustainable forest management and reducing the use of raw materials as well as the payment of fees related to the issuance of these Senior Notes.

Tender Offer: On May 28, 2015, the Company concluded a Tender Offer, in amount of US$725,494 (equivalent to R$2,250,918), segregated into (i) US$47,005 (equivalent to R$145,838) of the Sadia Overseas Bonds 2017, (ii) US$101,359 (equivalent to R$314,476) of the BFF Notes 2020 and (iii) US$577,130 (equivalent to R$1,790,604) of the Senior Notes BRF 2022.

In the execution of Tender Offer, BRF paid a premium in the amount of US$100,020 (equivalent to R$310,322) to the existing bondholders, which was recorded as financial expenses.

The main characteristics of loan and financing agreements entered to by the Company were disclosed in note 20 of financial statements for the year ended December 31, 2014.

19.1.     Loans and financing maturity schedule

The maturity schedule of the loans and financing is as follows:

	Parent company	Consolidated
	06.30.15	06.30.15
2015	1,039,360	1,166,731
2016	964,766	1,062,976
2017	500,806	889,355
2018	1,113,584	1,463,391
2019 onwards	6,408,273	6,772,596
	10,026,789	11,355,049

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

19.2.     Guarantees

	Parent company		Consolidated
	06.30.15	12.31.14	06.30.15	12.31.14
Total of loans and financing	10,026,789	10,030,621	11,355,049	11,589,335
Mortgage guarantees	784,145	1,102,742	784,145	1,102,742
Related to FINEM-BNDES	403,141	594,915	403,141	594,915
Related to FNE-BNB	174,515	293,529	174,515	293,529
Related to tax incentives and other	206,489	214,298	206,489	214,298

Statutory lien on assets acquired with financing	378	1,045	378	1,045
Related to FINEM-BNDES	370	648	370	648
Related to financial lease	8	397	8	397

The Company is the guarantor of a loan obtained by Instituto Sadia de Sustentabilidade from the BNDES. The loan was obtained with the purpose of allowing the implementation of biodigesters in the farms of the outgrowers which take part in the Company´s integration system, targeting the reduction of the emission of Greenhouse Gases. The value of these guarantees on June 30, 2015 totaled R$46,742 (R$53,305 as of December 31, 2014).

The Company is the guarantor of loans related to a special program, which aimed the local development of outgrowers in the central region of Brazil. The proceeds of such loans are utilized by the outgrowers to improve farm conditions and will be paid by them in 10 years, taking as collateral the land and equipment acquired by the outgrowers through this program. The guarantee totaled R$233,305 as of June 30, 2015 (R$280,136 as of December 31, 2014).

On June 30, 2015, the Company contracted bank guarantees in the amount of R$2,121,532 (R$2,048,340 as of December 31, 2014). The variation occurred in this period is related to bank guarantees offered mainly in litigations involving the Company´s use of tax credits. These guarantees have an average cost of 0.90% p.a. (0.90% p.a. as of December 31, 2014).

19.3.     Commitments

In the normal course of the business, the Company enters into agreements with third parties which are mainly related to the purchases of raw materials, such as corn and soymeal, where the agreed prices can be fixed. The Company enters into other agreements, such as electricity, packaging supplies and manufacturing activities. The amounts of these agreements at the date of these financial statements are set forth below:

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

Parent company and Consolidated
06.30.15
2015	2,551,568
2016	1,095,887
2017	543,725
2018	474,841
2019 onwards	2,245,405
6,911,426

20.         TRADE ACCOUNTS PAYABLE

	Parent company		Consolidated
	06.30.15	12.31.14	06.30.15	12.31.14
Domestic suppliers
Third parties	3,470,534	3,029,397	3,471,897	3,029,714
Related parties	52,970	18,795	17,458	18,795
	3,523,504	3,048,192	3,489,355	3,048,509

Foreign suppliers
Third parties	787,874	571,563	1,280,091	957,201
Related parties	106	608	-	-
	787,980	572,171	1,280,091	957,201

(-) Adjustment to present value	(37,641)	(28,383)	(37,641)	(28,383)
	4,273,843	3,591,980	4,731,805	3,977,327

During the six-month period ended June 30, 2015, the average payment term to suppliers is 82 days (70 days on December 31, 2014.

The information on accounts payable involving related parties is presented in note 28. The trade accounts payable to related parties refer to transactions with associates UP! and K&S in the domestic market.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

21.         OTHER FINANCIAL ASSETS AND LIABILITIES

	Parent company		Consolidated
	06.30.15	12.31.14	06.30.15	12.31.14

Derivatives designated as cash flow hedges
Assets
Non-deliverable forward (NDF)	5,179	9,749	5,179	9,749
Currency option contracts	66,198	3,160	66,198	3,160
Deliverable forwards contracts	-	933	-	933
Non-deliverable forward of commodities (NDF)	48,708	-	48,708	-
Corn option contracts	16,762	-	16,762	-
	136,847	13,842	136,847	13,842

Liabilities
Non-deliverable forward of currency (NDF)	(66,739)	(77,122)	(66,739)	(77,122)
Currency option contracts	(48,999)	(7,155)	(48,999)	(7,155)
Deliverable forwards contracts	(54,692)	(3,482)	(54,692)	(3,482)
Corn option contracts	(221)	-	(221)	-
Exchange rate contracts currency (Swap)	(180,869)	(119,388)	(223,879)	(157,975)
	(351,520)	(207,147)	(394,530)	(245,734)

Non derivatives designated as cash flow hedges
Assets
Non-deliverable forward of currency (NDF)	-	1,125	22	1,304
Live cattle forward contracts (note 13.1)	258,057	27,955	258,057	27,955
Non-deliverable forward of commodities (NDF)	557	-	557	-
Corn option contracts	1,240	-	1,240	-
	259,854	29,080	259,876	29,259

Liabilities
Non-deliverable forward of currency (NDF)	(1,166)	-	(5,634)	(2,794)
Corn option contracts	(304)	-	(304)	-
Exchange rate contracts currency (Swap)	(3,204)	(3,216)	(3,204)	(3,216)
Dollar future contracts - BM&FBovespa	(5,229)	(5,694)	(5,229)	(5,694)
	(9,903)	(8,910)	(14,371)	(11,704)

Current assets	396,701	42,922	396,723	43,101
Current liabilities	(361,423)	(216,057)	(408,901)	(257,438)

The collateral given in the transactions presented above are disclosed in note 8.

22.         LEASES

The Company is lessee in several contracts, which are classified as operating or finance leases.

22.1.     Operating lease

The minimum future payments of non-cancellable operating lease are presented below:

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

	Parent company	Consolidated
	06.30.15	06.30.15
2015	79,749	79,953
2016	134,064	135,803
2017	99,906	101,645
2018	80,416	82,248
2019 onwards	191,913	193,137
	586,048	592,786

The payments of operating lease agreements recognized as expense in the six-month period ended June 30, 2015 amounted to R$117,193 in the parent company and R$153,236 in the consolidated (R$100,334 in the parent company and R$122,208 in the consolidated as of June 30, 2014).

22.2.     Finance lease

The Company enters into finance leases mainly for the acquisitions of machinery, equipment, vehicles, software and buildings, as presented below:

		Parent company		Consolidated
	Weighted average interest rate (p.a.) (1)	06.30.15	12.31.14	06.30.15	12.31.14
Cost
Machinery and equipment		21,270	23,666	30,253	32,010
Software		64,320	72,961	64,320	72,961
Vehicles		25,048	28,204	25,048	28,204
Buildings		128,659	128,659	128,659	128,659
		239,297	253,490	248,280	261,834

Accumulated depreciation
Machinery and equipment	17.00%	(4,928)	(8,306)	(13,911)	(16,613)
Software	20.00%	(31,056)	(48,298)	(31,056)	(48,298)
Vehicles	13.50%	(9,563)	(8,831)	(9,563)	(8,831)
Buildings	6.94%	(26,639)	(20,248)	(26,639)	(20,248)
		(72,186)	(85,683)	(81,169)	(93,990)
		167,111	167,807	167,111	167,844

(1)     The period of depreciation of leased assets corresponds to the lowest between the term of the contract and the useful life of the asset, as determined by CVM Deliberation Nº 645/10.

The minimum future payments required for these finance leases are demonstrated as follows, and were recorded as current and non-current liabilities:

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)
	Parent company and Consolidated
	06.30.15
	Present value of minimum payments (1)	Interest	Minimum future payments (1)
2015	31,256	9,260	40,516
2016	37,300	14,518	51,818
2017	19,367	9,920	29,287
2018	15,407	7,538	22,945
2019 onwards	94,026	58,667	152,693
	197,356	99,903	297,259

(1)     Comprises the amount of R$8 related to financial lease of vehicles which is recorded as loans and financing.

The contract terms for both modalities, with respect to renewal, adjustment and purchase option, are according to market practices. In addition, there are no clauses of contingent payments or restrictions on dividends distribution, payments of interest on shareholders’ equity or obtaining debt.

23.         SHARE BASED PAYMENT

The rules of the stock options plan granted to executives were disclosed in the financial statements for the year ended December 31, 2014 (note 24) and are unchanged for this period.

The breakdown of the outstanding granted options is presented as follows:

Date			Quantity		Grant (1)	Price of converted share (1)
Grant date	Beginning of the year	End of the year	Options granted	Outstanding options	Fair value of the option	Granting date	Updated IPCA

05.02.11	05.01.12	05.01.16	2,463,525	201,145	11.36	30.85	39.99
05.02.12	05.01.13	05.01.17	3,708,071	751,801	7.82	34.95	43.11
05.02.13	05.01.14	05.01.18	3,490,201	1,231,792	11.88	46.86	54.27
04.04.14	04.03.15	04.03.19	1,552,564	1,184,036	12.56	44.48	48.47
05.02.14	05.01.15	05.01.19	1,610,450	1,233,795	14.11	47.98	52.28
12.18.14	12.17.15	12.17.19	5,702,714	5,693,394	14.58	63.49	67.40
			18,527,525	10,295,963

(1)     Values expressed in Brazilian Reais.

The rollforward of the outstanding granted options for the six-month period ended June 30, 2015 is presented as follows:

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)
Consolidated

Outstanding options as of December 31, 2014	11,390,846
Exercised:
Grant of 2014	(71,986)
Grant of 2013	(129,464)
Grant of 2012	(161,767)
Grant of 2011	(200,796)
Grant of 2010	(80,833)
Cancelled:
Grant of 2014	(277,937)
Grant of 2013	(126,609)
Grant of 2012	(45,491)
Outstanding options as of June 30, 2015	10,295,963

The weighted average exercise prices of the outstanding options related to service conditions is R$59.54 (fifty nine Brazilian Reais and fifty four cents), and the weighted average of the remaining contractual term is 47 months.

The Company records as capital reserve in shareholders’ equity the fair value of the options in the amount of R$102,531 (R$92,898 as of December 31, 2014). During the six-month period ended June 30, 2015 the amount recognized as expense was R$9,633 (R$14,175 as of June 30, 2014).

During the six-month period ended June 30, 2015 the Company’s executives exercised 644,846 shares, with an average price of R$42.43 (forty two Brazilian Reais and forty three cents) totaling R$27,361. In order to comply with this commitment, the Company utilized treasury shares with an acquisition cost of R$62.18 (sixty two Brazilian Reais and eighteen cents), totaling R$40,096, recording a loss of R$12,735 as capital reserve.

The fair value of the granted stock options related to service condition was measured using the Black-Scholes pricing model, as disclosed in the annual financial statements for the year ended December 31, 2014 (note 24). There is no change in the methodology adopted during the six-month period ended June 30, 2015.

24.         PENSION AND OTHER POST-EMPLOYMENT PLANS

The Company offers pension and other post-employment plans to the employees. The characteristics of such benefits were disclosed in the annual financial statements for the year ended December 31, 2014 (note 25) and have not been changed during this period.

The actuarial liabilities and the related effects in the statement of income are presented below:

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)
	Parent company and Consolidated
	Liabilities
	06.30.15	12.31.14
Medical assistance	122,069	115,666
F.G.T.S. Penalty	125,734	124,461
Award for length of service	49,554	48,288
Other	26,201	25,655
	323,558	314,070

Current	56,096	56,096
Non-current	267,462	257,974

The Company based on estimated costs for the year 2015, according to an appraisal report prepared in 2014 by an actuarial expert, recorded in statement of income for the period in counterpart to comprehensive income an expense of R$13,596 (expense of R$8,112 on June 30, 2014), related to supplementary post-employment plans. Regarding other benefits to employees, recorded in statement of income for the period in counterpart to liabilities an expense of R$9,488 (R$21,147 on June 30, 2014).

25.         PROVISION FOR TAX, CIVIL AND LABOR RISKS

The Company and its subsidiaries are involved in certain legal proceedings arising from the normal course of business, which include civil, administrative, tax, social security and labor claims.

The Company classifies the risk of unfavorable decisions in the legal proceedings as “probable”, “possible” or “remote”. The provisions recorded relating to such proceedings is determined by the Company’s Management based on legal advice and reasonably reflect the estimated probable losses.

The Company’s management believes that its provision for tax, civil and labor risks, accounted for according to CVM Deliberation No. 594/09 is sufficient to cover estimated losses related to its legal proceedings, as presented below:

25.1.     Contingencies for probable losses

The rollforward of the provisions for tax, civil and labor risks is summarized below:

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

	Parent company
	12.31.14	Additions	Reversals	Payments	Price index update	06.30.15
Tax	244,383	34,822	(37,098)	(19,590)	13,945	236,462
Labor	315,257	73,432	(27,918)	(52,799)	33,862	341,834
Civil, commercial and other	57,336	8,756	(5,157)	(9,005)	6,517	58,447
Contingent liabilities	536,106	-	-	-	-	536,106
	1,153,082	117,010	(70,173)	(81,394)	54,324	1,172,849

Current	233,636					231,185
Non-current	919,446					941,664

	Consolidated
	12.31.14	Additions	Reversals	Payments	Price index update	Exchange rate variation	06.30.15
Tax	252,377	34,823	(42,961)	(19,590)	13,945	550	239,144
Labor	330,424	79,920	(30,840)	(52,799)	33,865	1,117	361,687
Civil, commercial and other	57,359	8,756	(5,157)	(9,005)	6,519	-	58,472
Contingent liabilities	545,573	-	(3,755)	-	-	725	542,543
	1,185,733	123,499	(82,713)	(81,394)	54,329	2,392	1,201,846

Current	242,974						239,813
Non-current	942,759						962,033

25.2.     Contingencies classified as a risk of possible loss

The Company is involved in other tax, civil, labor and social security contingencies, for which losses have been assessed as possible by management with the support from legal counsel and therefore no provision was recorded. On June 30, 2015 the total amount of the possible contingencies was R$10,367,210 (R$9,268,519 as of December 31, 2014, from which R$542,543 (R$545,573 as of December 31, 2014) were recorded at the estimated fair value resulting from business combinations with Sadia, Avex and Dánica as determined by paragraph 23 of CVM Deliberation No. 665/11, disclosed in the table of item 25.1. The main natures of these contingencies were properly disclosed in the annual statements for the year ended December 31, 2014 (note 26.2).

25.2.1.  State ICMS (“VAT”) – Basic Food Basket

In a meeting held on October 16, 2014 and disclosure of decision on February 02, 2015, the Federal Supreme Court ("STF") was favorable to Tax Authority of State of Rio Grande do Sul, in the judgment of the extraordinary appeal No.635.688 submitted by company Santa Lúcia, understanding as improper the integral maintenance of ICMS tax credits on the reduced tax basis of food products that composes the basic food basket.

Although this decision has wide general reflection and attributable to other taxpayers and courts, it will be held still, in accordance with applicable law, motion for clarification of resources. The motion for clarification of resources aiming, including the determination of the beginning of effects of such decision applicable to the Company, making it impossible the measurement of its effects and the recognition in the Company's financial statements. On February 16, 2015, the company Santa Lúcia presented clarification of resources resulting from the STF decision, which is still awaiting evaluation.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

25.2.2.  Tax Assessment Notice – Income Tax and Social Contribution

On February 05, 2015, BRF received an tax assessment notices through which is demanded Income Tax and Social Contribution, in the amount of R$534,504, related to the compensation of tax loss carryforwards and negative calculation basis up to limit of 30%, carried out based on legal opinion, upon the merger of Sadia S.A. Legal defenses will be presented, considering that the Company's legal advice classify the risk of loss as possible.

26.         SHAREHOLDERS’ EQUITY

26.1.     Capital stock

On June 30, 2015, the capital subscribed and paid by the Company is R$12,553,418, which is composed of 872,473,246 book-entry shares of common stock without par value. The value of the capital stock is net of the public offering expenses of R$92,947.

The Company is authorized to increase the capital stock, irrespective of amendment to the bylaws, up to the limit of 1,000,000,000 common shares, in book-entry form without par value.

26.2.     Interest on shareholders’ equity and dividends

On June 18, 2015, the Board of Directors approved the payment of R$425,859 related to interest on shareholder’s equity to be paid on August 14, 2015.

On February 13, 2015, the payment of R$463,254 was made related to the interest on shareholders’ equity and dividends proposed by the Management on December 18, 2014 and approved in the Shareholders Ordinary Meeting on April 4, 2015.

26.3.     Breakdown of capital stock

	Consolidated
	06.30.15	12.31.14
Common shares	872,473,246	872,473,246
Treasury shares	(24,888,751)	(5,188,897)
Outstanding shares	847,584,495	867,284,349

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

26.4.     Rollforward of outstanding shares

	Consolidated
		Quantity of outstanding of shares
	06.30.15	12.31.14
Shares at the beggining of the period	867,284,349	870,687,739
Purchase of treasury shares	(20,344,700)	(6,000,000)
Sale of treasury shares	644,846	2,596,610
Shares at the end of the period	847,584,495	867,284,349

26.5.     Treasury shares

During the six-month period ended June 30, 2015, as authorized by the Board of Directors, the Company acquired 20,344,700 shares of its own shares at a cost of R$1,292,293, with the objective of maintaining treasury shares to comply with the provisions of stock option plans, both approved by special meeting of Board of Directors held on December 18, 2014 and April 28, 2015.

On June 30, 2015, the Company has 24,888,751 shares in treasury, with an average cost of R$62.56 (sixty two Brazilian Reais and fifty six cents) per share, with a market value corresponding to R$1,622,249.

During the six-month period ended June 30, 2015, the Company sold 644,846 treasury shares due to exercise of the stock options of the Company’s executives.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

27.         EARNINGS PER SHARE

	Parent company
	06.30.15	06.30.14
Basic numerator
Net profit for the period attributable to controlling shareholders	819,013	582,517

Basic denominator
Common shares	872,473,246	872,473,246
Weighted average number of outstanding shares - basic (except treasury shares)	852,819,886	871,265,973
Net earnings per share basic - R$	0.96036	0.66859

Diluted numerator
Net profit for the period attributable to controlling shareholders	819,013	582,517

Diluted denominator
Weighted average number of outstanding shares - basic (except treasury shares)	852,819,886	871,265,973
Number of potential shares (stock options)	667,292	407,678
Weighted average number of outstanding shares - diluted	853,487,178	871,673,651
Net earnings per share diluted - R$	0.95961	0.66827

	Parent company
Continued operations	06.30.15	06.30.14
Basic numerator
Net profit for the period from continued operations attributable to controlling shareholders	826,085	571,883

Basic denominator
Common shares	872,473,246	872,473,246
Weighted average number of outstanding shares - basic (except treasury shares)	852,819,886	871,265,973
Net earnings per share basic - R$	0.96865	0.65638

Diluted numerator
Net profit for the period from continued operations attributable to controlling shareholders	826,085	571,883

Diluted denominator
Weighted average number of outstanding shares - basic (except treasury shares)	852,819,886	871,265,973
Number of potential shares (stock options)	667,292	407,678
Weighted average number of outstanding shares - diluted	853,487,178	871,673,651
Net earnings per share diluted - R$	0.96789	0.65607

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)
	Parent company
Discontinued operations	06.30.15	06.30.14
Basic numerator
Net profit (loss) for the period from discontinued operations attributable to controlling shareholders	(7,072)	10,634

Basic denominator
Common shares	872,473,246	872,473,246
Weighted average number of outstanding shares - basic (except treasury shares)	852,819,886	871,265,973
Net earnings per share basic - R$	(0.00829)	0.01221

Diluted numerator
Net profit (loss) for the period from discontinued operations attributable to controlling shareholders	(7,072)	10,634

Diluted denominator
Weighted average number of outstanding shares - basic (except treasury shares)	852,819,886	871,265,973
Number of potential shares (stock options)	667,292	407,678
Weighted average number of outstanding shares - diluted	853,487,178	871,673,651
Net earnings per share diluted - R$	(0.00829)	0.01220

On June 30, 2015, from the total of 10,295,963 stock options outstanding (8,253,893 as of June 30, 2014) granted to executives of the Company, 5,702,714 options (4,935,746 as of June 30, 2014) were not considered in the calculation of the diluted earnings per share due to the fact that the exercise price until the vesting period was higher than the average market price of the common shares during the period, so that they did not cause any dilution effect.

28.         RELATED PARTIES – PARENT COMPANY

As part of the Company’s operations, rights and obligations arise between related parties, resulting from transactions of purchase and sale of products, loans agreed on normal conditions of market for similar transactions, based on contracts.

All the relationships between the Company and its subsidiaries were disclosed irrespective of the existence or not of transactions between these parties.

All the transactions and balances among the companies were eliminated in the consolidation and refer to commercial and/or financial transactions.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

28.1.     Transactions and balances

	Accounts receivable			Dividends and interest on the shareholders' equity receivable		Loan contracts		Trade accounts payable		Advance for future capital increase		Other rights		Other obligations
	06.30.15		12.31.14	06.30.15	12.31.14	06.30.15	12.31.14	06.30.15	12.31.14	06.30.15	12.31.14	06.30.15	12.31.14	06.30.15		12.31.14

Al-Wafi Food Products Factory LLC	-		-	-	-	-	-	-	-	-	-	-	-	-		-
Avex S.A.	11,470		9,269	-	-	-	-	(106)	(608)	-	-	25,468	25,468	-		-
Avipal Centro Oeste S.A.	-		-	-	-	-	-	-	-	-	-	-	-	(38)		(38)
BFF International Ltd.	-		-	-	-	-	-	-	-	-	-	1,692	1,448	-		-
BRF Foods LLC	-		-	-	-	-	-	-	-	-	-	330	323	-		-
BRF Foods GmbH	28,857		8,484	-	-	-	-	-	-	-	-	736	-	-		-
BRF Global GmbH	1,968,502	(1)	2,773,388	-	-	-	-	-	-	-	-	-	-	(50,825)		-
BRF GmbH	-		-	-	-	-	-	-	-	-	-	-	-	(626)		(571)
Highline International Ltd.	-		-	-	-	(5,658)	(4,844)	-	-	-	-	-	-	-		-
K&S Alimentos S.A.	-		-	-	1,221	-	-	(6,593)	(4,011)	-	-	1,170	2,643	-		-
Minerva S.A.	-		-	-	-	-	-	-	-	-	-	-	-	(4,811)		(5,413)
Nutrifont Alimentos S.A.	-		-	-	-	-	-	-	-	-	-	487	428	-		-
Perdigão Europe Ltd.	41,258		38,475	-	-	-	-	-	-	-	-	-	-	-		-
Perdigão International Ltd.	-		-	-	-	(20,538)	(14,894)	-	-	-	-	7,456	9,735	(942,408)	(1)	(806,660)
PSA Laboratório Veterinário Ltda.	-		-	630	630	-	-	-	-	100	100	-	-	-		-
Quickfood S.A.	34,224		20,226	-	-	-	-	-	-	-	-	-	-	(626)		(581)
Sadia Alimentos S.A.	12,366		12,366	-	-	-	-	-	-	-	-	-	-	-		-
Sadia Chile S.A.	25,147		22,550	-	-	-	-	-	-	-	-	-	-	-		-
Sadia Uruguay S.A.	4,870		4,728	-	-	-	-	-	-	-	-	-	-	-		-
UP! Alimentos Ltda.	1,280		1,622	-	9,027	-	-	(10,865)	(14,784)	-	-	4,108	4,328	-		-
VIP S.A. Empreendimentos e Partic. Imob.	-		-	2,491	2,491	-	-	-	-	-	-	-	-	-		-
Wellax Foods Logistics C.P.A.S.U. Lda.	-		-	-	-	-	-	-	-	-	-	225	225	-		-
Instituto de Desenvolvimento Gerencial S.A.	-		-	-	-	-	-	(858)	-	-	-	-	-	-		-
Elebat	13,320		-	-	-	-	-	(35,512)	-	-	-	4,711	-	(43,531)		-
Total	2,141,294		2,891,108	3,121	13,369	(26,196)	(19,738)	(53,934)	(19,403)	100	100	46,383	44,598	(1,042,865)		(813,263)

(1)  The amount corresponds to advances for future export pre-payment.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)
	Revenue		Financial results, net		Purchases
	06.30.15	06.30.14	06.30.15	06.30.14	06.30.15	06.30.14

Avex S.A.	2,202	479	-	-	-	(4,063)
BRF Foods GmbH	20,118	-	-	-	-	-
BRF Global GmbH	4,557,616	4,292,132	(4)	(10,328)	-	-
Establecimiento Levino Zaccardi y Cia. S.A.	-	-	-	-	-	(1,068)
K&S Alimentos Ltda.	-	-	-	-	(68,936)	(59,873)
Nutrifont Alimentos S.A.	-	-	-	238	-	-
Perdigão International Ltd.	-	17,340	(25,784)	(29,027)	-	-
Quickfood S.A.	14,173	7,672	-	-	(2,937)	(6,158)
Sadia Alimentos S.A.	-	2,339	-	-	-	-
Sadia Chile S.A.	43,558	21,248	-	-	-	-
Al-Wafi Foods	10,976	-	-	-	-	-
Sadia Uruguay S.A.	8,814	4,037	-	-	-	(181)
UP! Alimentos Ltda.	7,587	6,517	-	-	(95,753)	(89,916)
Wellax Foods Logistics C.P.A.S.U. Lda.	-	-	-	(5,305)	-	-
Galeazzi e Associados Consult Serv Ltda.	-	-	-	-	-	(10,365)
Instituto de Desenvolvimento Gerencial S.A.	-	-	-	-	(3,582)	-
Indg Tecnologia e Servicos Ltda	-	-	-	-	(62)	-
Elebat	11,556	-	38	-	(34,095)	-
Total	4,676,600	4,351,764	(25,750)	(44,422)	(205,365)	(171,624)

All companies disclosed in note 1.1 are controlled by BRF, except for UP!, K&S, Minerva and Nutrifont, which are associates. During the six-month period ended June 30, 2015, Instituto de Desenvolvimento Gerencial and Indg Tecnologia e Serviços consulting firms, which BRF has no equity interest, but are related to members of its Board of Directors, provided advisory services for strategic management and organizational restructuring.

The Company also recorded a liability in the amount of R$9,637 (R$10,833 as of December 31, 2014) related to the fair value of the guarantees offered to BNDES concerning a loan made by the Instituto Sadia de Sustentabilidade.

Due to the acquisition of biodigesters from Instituto Sadia de Sustentabilidade, the Company has recorded a payable to this entity of R$34,847 included in other liabilities as of June 30, 2015 (R$39,173 as of December 31, 2014).

The Company entered into loan agreements with its subsidiaries. Below is a summary of financial charges for the transactions which corresponding balance is exceeding R$10,000 at the balance sheet date:

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)
Counterparty			Balance	Interest rate (p.a.)
Creditor	Debtor	Currency	06.30.15

BRF GmbH	BRF Global GmbH	US$	366,740	1.1%
Sadia Overseas Ltd.	BRF Global GmbH	US$	261,996	7.0%
BRF Global GmbH	BFF International Ltd.	US$	217,436	1.5%
BRF GmbH	BRF Foods GmbH	US$	183,709	1.2%
Sadia International Ltd.	Wellax Food Comércio	US$	177,962	1.5%
Quickfood S.A.	Avex S.A.	AR$	154,978	25.4%
Perdigão International Ltd.	BRF Global GmbH	US$	116,209	0.9%
BRF GmbH	BRF Holland B.V.	EUR	77,819	3.0%
BRF GmbH	BRF Foods LLC	US$	58,663	2.5%
BRF Holland B.V.	BRF B.V. (NL)	EUR	39,877	3.0%
BRF GmbH	BRF Invicta LTD.	US$	29,486	5.4%
Wellax Food Comércio	BRF GmbH	EUR	27,905	1.5%
Perdigão International Ltd.	BRF S.A.	US$	20,537	0.4%
BRF GmbH	BRF Global GmbH	EUR	14,296	1.5%
BRF Holland B.V.	BRF GmbH	EUR	13,936	1.5%

28.2.     Other Related Parties

The Company has leased properties owned by FAF. For the six-month period ended June 30, 2015, the total amount paid as rent was R$3,574 (R$3,093 as of June 30, 2014). The rent value was set based on market conditions.

28.3.     Granted guarantees

All granted guarantees on behalf of related parties are disclosed in note 19.2.

28.4.     Management compensation

The management key personnel include the directors and officers, members of the Board of Directors and the head of internal audit. On June 30, 2015, there were 26 professionals (24 professionals as of December 31, 2014).

The total compensation and benefits paid to these professionals are demonstrated below:

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

	Consolidated
	06.30.15	06.30.14
Salary and profit sharing	20,520	24,322
Short term benefits	434	442
Private pension	338	155
Post-employment benefits	92	80
Termination benefits	21,497	7,781
Share based payment	5,527	4,781
	48,408	37,561

(1)     Comprises:  Medical assistance, reimbursement of educational expenses and others.

29.         NET SALES

	Parent company		Consolidated
	06.30.15	06.30.14	06.30.15	06.30.14
Gross sales
Brazil	9,485,160	8,721,725	9,471,832	8,721,469
Europe	1,070,338	1,144,015	1,574,637	1,626,215
MEA	2,453,000	2,200,896	3,477,745	2,725,130
Asia	1,187,841	1,285,690	1,662,190	1,443,505
LATAM	160,917	351,607	952,587	960,184
	14,357,256	13,703,933	17,138,991	15,476,503

Sales deductions
Brazil	(1,726,980)	(1,481,361)	(1,724,760)	(1,480,234)
Europe	(17,168)	(15,531)	(106,281)	(105,927)
MEA	(14,542)	(19,569)	(226,578)	(67,454)
Asia	(10,344)	(7,250)	(18,879)	(16,192)
LATAM	(1,107)	(9,631)	(101,617)	(84,846)
	(1,770,141)	(1,533,342)	(2,178,115)	(1,754,653)

Net sales
Brazil	7,758,180	7,240,364	7,747,072	7,241,235
Europe	1,053,170	1,128,484	1,468,356	1,520,288
MEA	2,438,458	2,181,327	3,251,167	2,657,676
Asia	1,177,497	1,278,440	1,643,311	1,427,313
LATAM	159,810	341,976	850,970	875,338
	12,587,115	12,170,591	14,960,876	13,721,850

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

30.         RESEARCH AND DEVELOPMENT COSTS

Consist of expenditures on internal research and development of new products which are recognized when incurred and amounted to R$34,260 in the parent company and consolidated for the six-month period ended June 30, 2015 (R$27,480 in the parent company and consolidated as of June 30, 2014).

31.         OTHER OPERATING INCOME (EXPENSES), NET

	Parent company		Consolidated
	06.30.15	06.30.14	06.30.15	06.30.14
Income
Recovery of expenses	6,303	14,169	18,305	14,218
Net income from the disposal of property, plant and equipment	-	94,627	-	96,617
Provision reversal	-	6,589	-	6,317
Gain on business combination	-	-	-	24,963
Other	22,215	41,292	26,804	51,291
	28,518	156,677	45,109	193,406

Expenses
Employees profit sharing	(141,657)	(63,937)	(172,096)	(75,792)
Restructuring charges	(48,510)	(72,332)	(57,852)	(118,686)
Idleness costs (1)	(39,147)	(13,429)	(56,274)	(20,119)
Other employees benefits	(34,770)	(29,256)	(34,770)	(29,256)
Insurance claims costs	(22,980)	(18,687)	(22,973)	(18,630)
Management profit sharing	(15,225)	(2,479)	(15,720)	(2,479)
Net loss on the disposals of property, plant and equipment	(16,840)	-	(15,399)	-
Provision for tax risks	(12,763)	(45,124)	(12,763)	(45,238)
Provision for civil and labor risks	(11,179)	(55,338)	(12,387)	(56,081)
Stock options plan	(9,634)	(14,175)	(9,634)	(14,175)
Other	(85,961)	(40,901)	(97,347)	(48,316)
	(438,666)	(355,658)	(507,215)	(428,772)
	(410,148)	(198,981)	(462,106)	(235,366)

(1)     Idleness cost includes depreciation charge R$11,523 and R$10,559 for the six month period ended June 30, 2015 and 2014, respectively.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

32.         FINANCIAL INCOME (EXPENSES), NET

	Parent company		Consolidated
	06.30.15	06.30.14	06.30.15	06.30.14
Financial income
Exchange rate variation on other assets	322,285	-	515,538	-
Gains on the translation of foreign investments (1)	-	-	351,647	101,560
Exchange rate variation on marketable securities	13,112	-	228,368	-
Gains on derivative transactions	125,694	-	173,705	-
Interest on assets	135,504	109,432	139,293	113,640
Interest on cash and cash equivalents	57,016	26,596	71,364	33,784
Interests on financial assets classified as
Held for trading	16,824	13,118	16,824	13,219
Held to maturity	15,620	12,616	15,620	12,616
Available for sale	-	275	6,537	4,833
Financial income on accounts payable	6,628	-	6,628	-
Exchange rate variation on liabilities	-	164,519	-	149,240
Exchange rate variation on loans and financing	-	146,988	-	145,449
Others	5,859	12,032	5,858	13,784
	698,542	485,576	1,531,382	588,125

Financial expenses
Exchange rate variation on loans and financing	(767,509)	-	(767,523)	-
Exchange rate variation on other liabilities	(225,385)	-	(549,740)	-
Interest on loans and financing	(286,493)	(224,803)	(371,136)	(310,426)
Premium paid for the repurchase (Tender Offer)	(246,208)	-	(310,322)	(198,514)
Adjustment to present value	(99,126)	(75,381)	(98,282)	(72,691)
Interest on liabilities	(77,542)	(71,518)	(79,736)	(76,322)
Interest expenses on loans to related parties	(25,748)	(44,150)	-	-
Losses on the translation of foreign investments (1)	-	-	-	(274,481)
Exchange rate variation on assets	-	(150,875)	-	(102,343)
Losses on derivative transactions	-	(54,055)	-	(61,343)
Financial expenses on accounts payable	-	(5,723)	-	(5,723)
Exchange rate variation on marketable securities	-	(6,552)	-	(4,844)
Others	(87,053)	(25,968)	(118,814)	(71,764)
	(1,815,064)	(659,025)	(2,295,553)	(1,178,451)
	(1,116,522)	(173,449)	(764,171)	(590,326)

(1) Refers to investments in subsidiaries whose functional currency is Brazilian Real.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

33.         STATEMENT OF INCOME BY NATURE

The Company has chosen to disclose its statement of income by function and thus presents below the details by nature:

	Parent company		Consolidated
	06.30.15	06.30.14	06.30.15	06.30.14
Costs of sales
Costs of goods	6,353,342	6,270,532	6,939,827	6,613,027
Depreciation	517,898	490,535	534,556	500,713
Amortization	1,722	1,197	1,957	1,383
Salaries and employees benefits	1,437,562	1,290,459	1,561,181	1,405,139
Others	1,032,714	1,227,922	1,235,076	1,524,647
	9,343,238	9,280,645	10,272,597	10,044,909

Sales expenses
Depreciation	28,675	28,427	29,812	30,109
Amortization	2,941	2,397	5,790	2,909
Salaries and employees benefits	416,077	408,579	512,176	475,554
Indirect and direct logistics expenses	950,625	887,558	1,073,976	991,414
Others	481,651	423,293	616,205	528,698
	1,879,969	1,750,254	2,237,959	2,028,684

Administrative expenses
Depreciation	4,244	3,503	11,049	7,681
Amortization	38,037	19,535	57,290	28,518
Salaries and employees benefits	98,280	93,465	139,304	119,009
Fees	12,993	12,601	13,114	12,742
Others	(17,732)	11,665	1,660	27,783
	135,822	140,769	222,417	195,733

Other operating expenses (1)
Depreciation	11,116	10,391	11,523	10,559
Others	427,550	345,267	495,692	418,213
	438,666	355,658	507,215	428,772

(1)     The composition of other operating expenses is disclosed in note 31.

34.      NEW ACCOUNTING PRONOUNCEMENTS RECENTLY ADOPTED AND NOT YET ADOPTED

During six-month period ended June 30, 2015, the Company has not been required to adopted new accounting standards and pronouncements.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

35.      SUBSEQUENT EVENTS

35.1 Conclusion of the disposal of dairy segments by BRF to Groupe Lactalis (“Parmalat”)

On July 01, 2015, through material fact disclosed to the market, the Company concluded the disposal of its dairy segment to Lactalis (“Transaction”).

In the Transaction also includes the disposal of 100% of the shares issued by Elebat Aliments S.A., a wholly-owned subsidiary of BRF in which has contributed with rights and obligations related to the its dairy segment. The amount of the Transaction was R$2.153.659 and its effects on result are being measured by the Company and will be recorded on their financial statements on the 3rd quarter of 2015.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Explanatory Notes (in thousands of Brazilian Reais)

36.      APPROVAL OF THE CONSOLIDATED FINANCIAL STATEMENTS

The consolidated financial statements were approved by the Board of Directors on July 30, 2015.

BOARD OF DIRECTORS

Chairman (Independent)	Abilio dos Santos Diniz
Vice-Chairman (Independent)	Sérgio Ricardo Miranda Nazaré

Independent Member	Henri Phelippe Reichstul
Board Member	José Carlos Reis de Magalhães Neto
Independent Member	Luiz Fernando Furlan
Independent Member	Manoel Cordeiro Silva Filho
Independent Member	Paulo Guilherme Farah Correa
Independent Member	Walter Fontana Filho
Board Member	Vicente Falconi Campos

FISCAL COUNCIL

Independent Member	Attilio Guaspari
Board Members	Marcus Vinicius Dias Severini
Independent Member	Reginaldo Ferreira Alexandre

AUDIT COMITTÊE
Comittee Coordinator	Sérgio Ricardo Silva Rosa
Independent Member	Walter Fontana Filho
External Member and Financial Specialist	Fernando Maida Dall Acqua
Independent Member	Paulo Guilherme Farah Correa

BOARD OF EXECUTIVE OFFICERS

Chief Executive Officer Global	Pedro de Andrade Faria
Vice President of Finance, and Investor Relations	Augusto Ribeiro Junior
Vice President of Innovation and Marketing (General Manager – Brazil)	Flavia Moyses Faugeres
Vice President of Quality and Management	Gilberto Antônio Orsato
Vice President of Supply Chain	Hélio Rubens Mendes dos Santos
Vice President of Legal and Corporate Relationships	José Roberto Pernomian Rodrigues
Vice President of People	Rodrigo Reghini Vieira
Vice President of Business (General Manager LATAM)	José Alexandre Carneiro Borges
Vice President of Business (General Manager Middle East and Africa)	Patrício Santiago Rohner
Vice President of Business (General Manager – Europe and Eurasia)	Roberto Banfi
Vice President of Business (General Manager – Asia)	Simon Cheng

Marcos Roberto Badollato Controller	Joloir Nieblas Cavichini Accountant – CRC 1SP257406/O-5

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. Breakdown of the Capital by Owner

The shareholding position of the largest shareholders, management, members of the Board of Directors and Audit Committee of the Company is presented below (not reviewed):

	06.30.15		12.31.14
Shareholders	Quantity	%	Quantity	%
Major shareholders
Fundação Petrobrás de Seguridade Social - Petros (1)	108,933,497	12.49	108,933,497	12.49
Caixa de Previd. dos Func. Do Banco do Brasil (1)	91,795,552	10.52	100,282,352	11.49
Tarpon	91,529,085	10.49	91,529,085	10.49
Fundação Sistel de Seguridade Social (1)	6,755,000	0.77	7,444,520	0.85
Management
Board of Directors	35,117,781	4.03	35,117,782	4.03
Executives	79,717	0.01	85,221	0.01
Treasury shares	24,888,751	2.85	5,188,897	0.59
Other	513,373,863	58.84	523,891,892	60.05
	872,473,246	100.00	872,473,246	100.00

(1)         The pension funds are controlled by employees that participate in the respective companies.

The shareholding position of the controlling shareholders that holders of more than 5% of the voting stock are presented below (not reviewed):

	06.30.15		12.31.14
Shareholders	Quantity	%	Quantity	%
Fundação Petrobrás de Seguridade Social - Petros (1)	108,933,497	12.49	108,933,497	12.49
Caixa de Previd. dos Func. Do Banco do Brasil (1)	91,795,552	10.52	100,282,352	11.49
Tarpon	91,529,085	10.49	91,529,085	10.49
	292,258,134	33.50	300,744,934	34.47
Other	580,215,112	66.50	571,728,312	65.53
	872,473,246	100.00	872,473,246	100.00

(1)         The pension funds are controlled by employees that participate in the respective companies.

The Company is bound to arbitration in the Market Arbitration Chamber, as established by the arbitration clause in the by-laws.

A free translation from Portuguese into English of Independent Auditor’s Report on Review of Quarterly Financial Information

Independent auditor’s report on review of quarterly financial information

The Shareholders and Officers

BRF S.A.

Itajaí - SC

Introduction

We have reviewed the accompanying individual and consolidated interim financial information of BRF S.A. (“Company”), contained in the Quarterly Information Form (ITR) for the quarter ended June 30, 2015, which comprise the balance sheet as at June 30, 2015 and the related statements of income and comprehensive income for the three and six-months periods then ended, and statements of changes in equity and cash flow for the six months period then ended, including other explanatory information.

Management is responsible for the preparation of individual and consolidated interim financial information in accordance with Accounting Pronouncement CPC 21 (R1) - Demonstração Intermediária and International Accounting Standard IAS 34 - Interim Financial Reporting, issued by the International Accounting Standards Board (IASB), as well as for the presentation of this information in a manner consistent with the standards issued by the Brazilian Securities and Exchange Commission (CVM) applicable to the preparation of the Quarterly Information Form (ITR). Our responsibility is to express a conclusion on this interim financial information based on our review.

Scope of the review

We conducted our review in accordance with Brazilian and International Standards on Review Engagements (NBC TR 2410 Revisão de Informações Intermediárias Executada pelo Auditor da Entidade) and ISRE 2410 - Review of Interim Financial Information Performed by the Independent Auditor of the Entity). A review of interim financial information consists of making inquiries, primarily of persons responsible for financial and accounting matters, and applying analytical and other review procedures. A review is substantially less in scope than an audit conducted in accordance with Brazilian and International Standards on Auditing and consequently does not enable us to obtain assurance that we would become aware of all significant matters that might be identified in an audit. Accordingly, we do not express an audit opinion.

A free translation from Portuguese into English of Independent Auditor’s Report on Review of Quarterly Financial Information

Conclusion on the interim financial information

Based on our review, nothing has come to our attention that causes us to believe that the accompanying individual and consolidated interim financial information included in the quarterly information referred to above is not prepared, in all material respects, in accordance with CPC 21 (R1) and IAS 34, applicable to the preparation of quarterly financial information (ITR), consistently with the rules issued by the CVM.

Other matters

Statements of value added

We have also reviewed the individual and consolidated statements of value added for the six-month period ended June 30, 2015, prepared under the responsibility of  the Company’s management, the presentation of which in the interim financial information is required by the rules issued by the CVM applicable to preparation of Quarterly Financial Information (ITR), and considered as supplementary information under IFRS – International Financial Reporting Standards, which does not require the presentation of the statement of value added. These statements have been subject to the same review procedures previously described and, based on our review, nothing has come to our attention that causes us to believe that they are not prepared, in all material respects, in a manner consistent with the overall individual and consolidated interim financial information.

São Paulo, July 30, 2015.

ERNST & YOUNG

Auditores Independentes S.S.

CRC-SC-000048/F-0

Antonio Humberto Barros dos Santos Accountant CRC-1SP161745/O-3	Patricia Nakano Ferreira Accountant CRC-1SP234620/O-4

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE) ITR – Quarterly Information – June 30, 2015 – BRF S.A. OPINION OF THE AUDIT COMMITTEE

The Audit Committee of BRF S.A., in fulfilling its statutory and legal duties, reviewed:

(i)     the quarterly financial information (parent company and consolidated) for the six-month period ended June 30, 2015;

(ii)    the Management Report; and

(iii)  opinion report issued by Ernst & Young Auditores Independentes S.S.

Based on the documents reviewed and on the explanations provided, the members of the Audit Committee, undersigned, issued an opinion for the approval of the financial information identified above.

São Paulo, July 30, 2015.

Sergio Ricardo Silva Rosa

Committee Coordinator

Walter Fontana Filho

Independent Member

Fernando Maida Dall Acqua

External Member and Financial Specialist

Paulo Guilherme Farah Correa

Independent Member

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Information – June 30, 2015 – BRF S.A.

STATEMENT OF EXECUTIVE BOARD ON THE QUARTELY FINANCIAL INFORMATION AND INDEPENDENT AUDITOR’S REPORT ON REVIEW OF INTERIM FINANCIAL INFORMATION

In compliance with the dispositions of sections V and VI of article 25 of CVM Instruction No. 480/09, the executive board of BRF S.A., states:

(i)     reviewed, discussed and agreed with the Company's quarterly financial information for the six-month period ended June 30, 2015; and

(ii)    reviewed, discussed and agreed with conclusions expressed in the review report issued by Ernst & Young Auditores Independentes S.S. for the Company's quarterly financial information for the six-month period  ended June 30, 2015.

São Paulo, July 30, 2015.

Pedro de Andrade Faria

Chief Executive Officer Global

Augusto Ribeiro Junior

Vice President of Finance and Investor Relations

Flavia Moyses Faugeres

Vice President of Innovation and Marketing (General Manager – Brazil)

Gilberto Antônio Orsato

Vice President of Quality and Management

Hélio Rubens Mendes dos Santos

Vice President of Supply Chain

José Roerto Pernomian Rodrigues

Vice President of Legal and Corporate Relationships

Rodrigo Reghini Vieira

Vice President of People

José Alexandre Carneiro Borges

Vice President of Business (General Manager LATAM)

Patrício Santiago Rohner

Vice President of Business (General Manager Middle East and Africa)

Roberto Banfi

Vice President of Business (General Manager – Europe and Eurasia)

Simon Cheng

Vice President of Business (General Manager – Asia)